STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The issuer has filed a (i) registration statement (including a prospectus) with a file number of 333-130884 and (ii) a Term Sheet Supplement, with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and the Term Sheet Supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.

A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse Securities (USA) LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

ARMT 2006-3 TRS Strats -- Group 1 (Jumbo 5s)

1. BAL & FICO

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BAL & FICO                                     FICO >= 620 & < 640       FICO >= 640 & < 660        FICO >= 660 & < 680       FICO >= 680 & < 700       FICO >= 700 & < 720       FICO >= 720 & < 740       FICO >= 740 & < 760       FICO >= 760 & < 780        FICO >= 780 & < 800              FICO >= 800
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400,000.01 - 500,000.00                                      0.62%                      0.63%                     0.60%                     1.24%                     0.82%                     3.63%                     5.32%                      4.66%                     4.33%                     2.17%
500,000.01 - 600,000.00                                      0.00%                      0.00%                     0.00%                     0.97%                     0.94%                     3.38%                     4.09%                      5.36%                     6.01%                     1.45%
600,000.01 - 700,000.00                                      0.56%                      0.00%                     0.00%                     0.29%                     1.46%                     3.36%                     2.60%                      2.33%                     3.07%                     0.85%
700,000.01 - 800,000.00                                      0.00%                      0.00%                     1.33%                     0.33%                     0.65%                     1.29%                     1.31%                      2.03%                     1.96%                     0.00%
800,000.01 - 900,000.00                                      0.00%                      0.00%                     0.00%                     0.00%                     0.36%                     1.47%                     1.51%                      0.79%                     1.55%                     0.00%
900,000.01 - 1,000,000.00                                    0.44%                      0.00%                     0.42%                     0.00%                     0.42%                     1.28%                     0.85%                      1.70%                     3.46%                     2.14%
1,000,000.01 - 1,100,000.00                                  0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     0.48%                     0.00%                      0.00%                     0.96%                     0.00%
1,100,000.01 - 1,200,000.00                                  0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     0.00%                     0.53%                      0.00%                     0.51%                     0.00%
1,200,000.01 - 1,300,000.00                                  0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     0.00%                     0.00%                      1.14%                     0.57%                     0.55%
1,400,000.01 - 1,500,000.00                                  0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     0.00%                     0.00%                      0.00%                     0.66%                     0.00%
1,600,000.01 - 1,700,000.00                                  0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     0.74%                     0.72%                      0.00%                     0.00%                     0.00%
1,700,000.01 - 1,800,000.00                                  0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     0.00%                     0.75%                      0.75%                     0.00%                     0.00%
1,800,000.01 - 1,900,000.00                                  0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     0.00%                     0.81%                      0.00%                     0.00%                     0.00%
1,900,000.01 - 2,000,000.00                                  0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     0.00%                     0.87%                      0.00%                     1.71%                     0.00%
2,300,000.01 - 2,400,000.00                                  0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     1.04%                     0.00%                      0.00%                     0.00%                     0.00%
2,700,000.01 - 2,800,000.00                                  0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     1.19%                     0.00%                      0.00%                     0.00%                     0.00%
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                                                                                                                                                                                                                                                           Total:                                      100.00%

2. BAL & WAC

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BAL & WAC                                      WAC >= 5.0 & < 5.25       WAC >= 5.25 & < 5.5        WAC >= 5.5 & < 5.75       WAC >= 5.75 & < 6.0       WAC >= 6.0 & < 6.25       WAC >= 6.25 & < 6.5       WAC >= 6.5 & < 6.75       WAC >= 6.75 & < 7.0        WAC >= 7.0 & < 7.25       WAC >= 7.25 & < 7.5       WAC >= 7.5 & < 7.75       WAC >= 7.75 & < 8.0                 WAC >= 8
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400,000.01 - 500,000.00                                      0.43%                      0.84%                     0.99%                     4.65%                     4.24%                     4.13%                     4.78%                      2.02%                     1.42%                     0.38%                     0.20%                     0.00%                     0.00%
500,000.01 - 600,000.00                                      0.46%                      0.24%                     0.75%                     4.37%                     3.63%                     3.65%                     5.79%                      1.71%                     1.29%                     0.25%                     0.27%                     0.00%                     0.00%
600,000.01 - 700,000.00                                      0.59%                      0.57%                     0.28%                     2.32%                     1.13%                     3.73%                     3.72%                      0.86%                     1.16%                     0.29%                     0.00%                     0.00%                     0.00%
700,000.01 - 800,000.00                                      0.00%                      0.31%                     0.32%                     2.35%                     0.32%                     2.37%                     2.00%                      0.64%                     0.33%                     0.00%                     0.00%                     0.00%                     0.00%
800,000.01 - 900,000.00                                      0.00%                      0.00%                     0.00%                     0.76%                     1.16%                     0.73%                     0.40%                      1.15%                     0.38%                     0.40%                     0.00%                     0.00%                     0.36%
900,000.01 - 1,000,000.00                                    0.43%                      0.00%                     0.86%                     1.76%                     0.86%                     1.70%                     2.16%                      1.73%                     0.00%                     0.86%                     0.43%                     0.00%                     0.00%
1,000,000.01 - 1,100,000.00                                  0.00%                      0.00%                     0.49%                     0.00%                     0.49%                     0.00%                     0.48%                      0.00%                     0.00%                     0.00%                     0.00%                     0.00%                     0.00%
1,100,000.01 - 1,200,000.00                                  0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     0.51%                     0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     0.53%                     0.00%
1,200,000.01 - 1,300,000.00                                  0.00%                      0.00%                     0.58%                     0.00%                     1.71%                     0.00%                     0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     0.00%                     0.00%
1,400,000.01 - 1,500,000.00                                  0.00%                      0.00%                     0.00%                     0.00%                     0.66%                     0.00%                     0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     0.00%                     0.00%
1,600,000.01 - 1,700,000.00                                  0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     0.73%                     0.75%                      0.00%                     0.00%                     0.00%                     0.00%                     0.00%                     0.00%
1,700,000.01 - 1,800,000.00                                  0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     0.00%                     1.52%                      0.00%                     0.00%                     0.00%                     0.00%                     0.00%                     0.00%
1,800,000.01 - 1,900,000.00                                  0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     0.00%                     0.00%                      0.82%                     0.00%                     0.00%                     0.00%                     0.00%                     0.00%
1,900,000.01 - 2,000,000.00                                  0.00%                      0.00%                     0.86%                     0.88%                     0.00%                     0.00%                     0.00%                      0.86%                     0.00%                     0.00%                     0.00%                     0.00%                     0.00%
2,300,000.01 - 2,400,000.00                                  0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     0.00%                     1.05%                      0.00%                     0.00%                     0.00%                     0.00%                     0.00%                     0.00%
2,700,000.01 - 2,800,000.00                                  0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     0.00%                     0.00%                      0.00%                     1.20%                     0.00%                     0.00%                     0.00%                     0.00%
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                                                                                                                                                                                                                                                                                                                                         Total:                                      100.00%

3. FICO & WAC

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FICO & WAC                                    WAC >= 5.0 & < 5.25       WAC >= 5.25 & < 5.5        WAC >= 5.5 & < 5.75       WAC >= 5.75 & < 6.0       WAC >= 6.0 & < 6.25       WAC >= 6.25 & < 6.5       WAC >= 6.5 & < 6.75        WAC >= 6.75 & < 7.0        WAC >= 7.0 & < 7.25       WAC >= 7.25 & < 7.5       WAC >= 7.5 & < 7.75       WAC >= 7.75 & < 8.0                 WAC >= 8
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621 - 640                                                    0.29%                      0.00%                     0.00%                     0.00%                     0.20%                     0.00%                     0.00%                      0.91%                     0.22%                     0.00%                     0.00%                     0.00%                     0.00%
641 - 660                                                    0.22%                      0.00%                     0.00%                     0.00%                     0.00%                     0.00%                     0.22%                      0.00%                     0.20%                     0.00%                     0.00%                     0.00%                     0.00%
661 - 680                                                    0.00%                      0.31%                     0.42%                     0.90%                     0.21%                     0.33%                     0.00%                      0.19%                     0.00%                     0.00%                     0.00%                     0.00%                     0.00%
681 - 700                                                    0.00%                      0.24%                     0.00%                     0.20%                     0.25%                     0.00%                     1.37%                      0.64%                     0.29%                     0.00%                     0.00%                     0.00%                     0.00%
701 - 720                                                    0.00%                      0.00%                     0.54%                     0.49%                     0.45%                     2.01%                     0.50%                      0.32%                     0.00%                     0.00%                     0.00%                     0.00%                     0.00%
721 - 740                                                    0.30%                      0.22%                     0.62%                     3.11%                     1.73%                     3.06%                     5.24%                      1.17%                     1.93%                     0.00%                     0.00%                     0.00%                     0.36%
741 - 760                                                    0.46%                      0.19%                     0.51%                     2.77%                     3.54%                     2.98%                     5.63%                      2.98%                     0.85%                     0.00%                     0.27%                     0.53%                     0.00%
761 - 780                                                    0.00%                      0.50%                     0.47%                     4.75%                     2.62%                     4.37%                     3.41%                      1.78%                     1.57%                     0.44%                     0.00%                     0.00%                     0.00%
781 - 800                                                    0.63%                      0.50%                     2.37%                     4.30%                     3.59%                     3.87%                     3.68%                      1.12%                     0.53%                     1.73%                     0.43%                     0.00%                     0.00%
801 - 820                                                    0.00%                      0.00%                     0.21%                     0.57%                     1.06%                     0.93%                     2.58%                      0.67%                     0.19%                     0.00%                     0.20%                     0.00%                     0.00%
821 - 840                                                    0.00%                      0.00%                     0.00%                     0.00%                     0.56%                     0.00%                     0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     0.00%                     0.00%
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                                                                                                                                                                                                                                                                                                                                         Total:                                      100.00%

4. WAC & CLTV

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WAC & CLTV                                      CBLTV > 5 & <= 10         CBLTV > 20 & <= 25        CBLTV > 25 & <= 30        CBLTV > 30 & <= 35        CBLTV > 35 &<= 40        CBLTV > 40 & <= 45        CBLTV > 45 & <= 50         CBLTV > 50 & <= 55        CBLTV > 55 &<= 60        CBLTV > 60 &<= 65        CBLTV > 65 & <= 70        CBLTV > 70 & <= 75        CBLTV > 75 & <= 80         CBLTV > 80 & <= 85        CBLTV > 85 & <= 90       CBLTV > 90 & v= 95       CBLTV > 95 & <= 100
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                                                0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     0.00%                     0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     0.39%                     0.00%                      0.00%                    0.00%                     0.00%                    0.18%
4.001 - 4.500                                                0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     0.00%                     0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     0.00%                     0.00%                      0.00%                    0.33%                     0.00%                    0.00%
4.501 - 5.000                                                0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     0.00%                     0.00%                      0.00%                     0.00%                     0.00%                     0.30%                     0.00%                     0.00%                      0.00%                    0.00%                     0.00%                    0.23%
5.001 - 5.500                                                0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     0.00%                     0.00%                      0.00%                     0.00%                     1.16%                     1.08%                     0.43%                     0.54%                      0.00%                    0.52%                     0.73%                    0.00%
5.501 - 6.000                                                0.00%                      0.48%                     0.00%                     0.43%                     0.00%                     0.97%                     1.19%                      0.87%                     2.72%                     3.22%                     2.74%                     1.58%                     2.17%                      0.96%                    7.18%                     2.26%                    0.99%
6.001 - 6.500                                                0.25%                      0.66%                     0.00%                     0.44%                     1.82%                     0.98%                     1.65%                      1.73%                     3.65%                     3.71%                     6.52%                     1.39%                     3.08%                      1.18%                    6.64%                     0.88%                    0.94%
6.501 - 7.000                                                0.31%                      0.00%                     0.35%                     0.00%                     0.40%                     0.73%                     0.40%                      0.19%                     2.00%                     4.04%                     4.82%                     0.00%                     7.32%                      0.00%                    3.23%                     0.00%                    1.64%
7.001 - 7.500                                                0.00%                      0.26%                     0.00%                     0.26%                     0.28%                     0.00%                     0.46%                      0.00%                     0.97%                     0.00%                     0.40%                     0.44%                     0.44%                      0.00%                    0.42%                     0.00%                    0.60%
7.501 - 8.000                                                0.00%                      0.00%                     0.00%                     0.00%                     0.00%                     0.00%                     0.36%                      0.00%                     0.53%                     0.00%                     0.00%                     0.00%                     0.00%                      0.00%                    0.00%                     0.00%                    0.00%
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                                                                                                                                                                                                                                                                                                                                                                                                                                                 Total:                                     100.00%

5. BAL & CLTV
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BAL & CLTV                                    CLTV > 5 & <= 10       CLTV > 20 & <= 25       CLTV > 25 & <= 30       CLTV > 30 & <= 35      CLTV > 35 & <= 40       CLTV > 40 & <= 45       CLTV > 45 & <= 50       CLTV > 50 & v= 55       CLTV > 55 & <= 60       CLTV > 60 & <= 65       CLTV > 65 & <= 70      CLTV > 70 & <= 75       CLTV > 75 & <= 80       CLTV > 80 & <= 85       CLTV > 85 & <= 90       CLTV > 90 & <= 95       CLTV > 95 & <= 100
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 500,000.00                                   0.00%                   0.00%                   0.00%                   0.20%                  0.40%                   0.62%                   1.39%                   0.80%                   2.41%                   2.64%                   4.22%                  0.84%                   2.18%                   0.41%                   4.45%                   1.88%                    1.58%
500,000.01 - 600,000.00                                   0.25%                   0.26%                   0.00%                   0.49%                  0.00%                   0.74%                   0.50%                   0.50%                   1.01%                   0.95%                   4.34%                  0.26%                   3.59%                   1.17%                   5.04%                   1.44%                    1.65%
600,000.01 - 700,000.00                                   0.31%                   0.29%                   0.00%                   0.00%                  0.58%                   0.55%                   0.85%                   0.00%                   2.00%                   1.11%                   3.47%                  0.29%                   1.92%                   0.55%                   1.76%                   0.55%                    0.28%
700,000.01 - 800,000.00                                   0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.33%                   0.00%                   0.99%                   1.01%                   0.64%                   1.33%                  0.34%                   1.96%                   0.00%                   1.64%                   0.00%                    0.66%
800,000.01 - 900,000.00                                   0.00%                   0.37%                   0.35%                   0.00%                  0.38%                   0.00%                   0.36%                   0.00%                   0.00%                   1.15%                   0.75%                  1.18%                   0.38%                   0.00%                   0.75%                   0.00%                    0.00%
900,000.01 - 1,000,000.00                                 0.00%                   0.00%                   0.00%                   0.44%                  0.00%                   0.44%                   0.40%                   0.00%                   1.28%                   0.42%                   1.26%                  1.32%                   1.29%                   0.00%                   3.44%                   0.00%                    0.41%
1,000,000.01 - 1,100,000.00                               0.00%                   0.48%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.48%                   0.48%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                    0.00%
1,100,000.01 - 1,200,000.00                               0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.51%                   0.53%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                    0.00%
1,200,000.01 - 1,300,000.00                               0.00%                   0.00%                   0.00%                   0.00%                  1.14%                   0.00%                   0.55%                   0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.57%                   0.00%                    0.00%
1,400,000.01 - 1,500,000.00                               0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.66%                   0.00%                    0.00%
1,600,000.01 - 1,700,000.00                               0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   1.47%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                    0.00%
1,700,000.01 - 1,800,000.00                               0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.75%                   0.75%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                    0.00%
1,800,000.01 - 1,900,000.00                               0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.81%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                    0.00%
1,900,000.01 - 2,000,000.00                               0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.87%                   1.71%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                    0.00%
2,300,000.01 - 2,400,000.00                               0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   1.04%                   0.00%                   0.00%                   0.00%                    0.00%
2,700,000.01 - 2,800,000.00                               0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   1.19%                   0.00%                   0.00%                   0.00%                    0.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                                                                                                                                                                                                                                                                                              Total:                                   100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

6. BAL & FICO
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
BAL & FICO                                   FICO >= 620 < 630       FICO >= 630 < 640       FICO >= 650 < 660       FICO >= 660 < 670      FICO >= 670 < 680       FICO >= 680 < 690       FICO >= 690 < 700       FICO >= 700 < 710       FICO >= 710 < 720       FICO >= 720 < 730       FICO >= 730 < 740      FICO >= 740 < 750       FICO >= 750 < 760       FICO >= 760 < 770       FICO >= 770 < 780       FICO >= 780 < 790       FICO >= 790 < 800       FICO >= 800
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 500,000.00                                   0.20%                   0.42%                   0.63%                   0.19%                  0.41%                   0.43%                   0.82%                   0.20%                   0.62%                   1.00%                   2.62%                  1.76%                   3.56%                   3.04%                   1.62%                   2.20%                    2.13%           2.17%
500,000.01 - 600,000.00                                   0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.25%                   0.72%                   0.24%                   0.70%                   2.16%                   1.21%                  1.45%                   2.64%                   2.40%                   2.95%                   3.86%                    2.16%           1.45%
600,000.01 - 700,000.00                                   0.29%                   0.27%                   0.00%                   0.00%                  0.00%                   0.00%                   0.29%                   0.59%                   0.87%                   1.68%                   1.68%                  1.42%                   1.18%                   1.77%                   0.56%                   2.22%                    0.85%           0.85%
700,000.01 - 800,000.00                                   0.00%                   0.00%                   0.00%                   0.34%                  0.98%                   0.33%                   0.00%                   0.31%                   0.34%                   0.32%                   0.97%                  0.99%                   0.32%                   0.67%                   1.36%                   0.98%                    0.98%           0.00%
800,000.01 - 900,000.00                                   0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.36%                   0.00%                   0.76%                   0.72%                  0.38%                   1.13%                   0.79%                   0.00%                   0.39%                    1.16%           0.00%
900,000.01 - 1,000,000.00                                 0.44%                   0.00%                   0.00%                   0.00%                  0.42%                   0.00%                   0.00%                   0.42%                   0.00%                   0.85%                   0.43%                  0.42%                   0.43%                   0.82%                   0.88%                   2.15%                    1.30%           2.14%
1,000,000.01 - 1,100,000.00                               0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.48%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                    0.96%           0.00%
1,100,000.01 - 1,200,000.00                               0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.53%                   0.00%                   0.00%                   0.00%                    0.51%           0.00%
1,200,000.01 - 1,300,000.00                               0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   1.14%                   0.00%                    0.57%           0.55%
1,400,000.01 - 1,500,000.00                               0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.66%                    0.00%           0.00%
1,600,000.01 - 1,700,000.00                               0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.74%                   0.00%                  0.00%                   0.72%                   0.00%                   0.00%                   0.00%                    0.00%           0.00%
1,700,000.01 - 1,800,000.00                               0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.75%                   0.75%                   0.00%                   0.00%                    0.00%           0.00%
1,800,000.01 - 1,900,000.00                               0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.00%                  0.81%                   0.00%                   0.00%                   0.00%                   0.00%                    0.00%           0.00%
1,900,000.01 - 2,000,000.00                               0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.00%                  0.87%                   0.00%                   0.00%                   0.00%                   0.85%                    0.86%           0.00%
2,300,000.01 - 2,400,000.00                               0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   1.04%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                    0.00%           0.00%
2,700,000.01 - 2,800,000.00                               0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   1.19%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                    0.00%           0.00%
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                                                                                                                                                                                                                                                                                                                      Total:                           100.00%
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
7. CLTV & FICO
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
CLTV & FICO                                  FICO >= 620 < 630       FICO >= 630 < 640       FICO >= 650 < 660       FICO >= 660 < 670      FICO >= 670 < 680       FICO >= 680 < 690       FICO >= 690 < 700       FICO >= 700 < 710       FICO >= 710 < 720       FICO >= 720 < 730       FICO >= 730 < 740      FICO >= 740 < 750       FICO >= 750 < 760       FICO >= 760 < 770       FICO >= 770 < 780       FICO >= 780 < 790       FICO >= 790 < 800       FICO >= 800
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                                              0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.25%                   0.00%                   0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.31%                   0.00%                   0.00%                    0.00%           0.00%
20.01 - 25.00                                             0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.48%                   0.29%                  0.00%                   0.26%                   0.00%                   0.00%                   0.00%                    0.37%           0.00%
25.01 - 30.00                                             0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.35%                   0.00%                   0.00%                   0.00%                    0.00%           0.00%
30.01 - 35.00                                             0.00%                   0.20%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.26%                   0.00%                   0.44%                   0.23%                    0.00%           0.00%
35.01 - 40.00                                             0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.22%                   0.00%                   0.00%                   0.18%                   0.00%                  0.00%                   0.38%                   0.30%                   1.14%                   0.28%                    0.00%           0.00%
40.01 - 45.00                                             0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.49%                   0.00%                   0.00%                   0.52%                   0.00%                  0.00%                   0.00%                   0.42%                   0.33%                   0.44%                    0.00%           0.47%
45.01 - 50.00                                             0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.31%                   0.21%                   1.04%                   0.36%                  0.20%                   0.21%                   0.59%                   0.00%                   0.39%                    0.00%           0.75%
50.01 - 55.00                                             0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.33%                   0.00%                   0.24%                   0.56%                   0.00%                   0.32%                  0.26%                   0.00%                   0.19%                   0.00%                   0.00%                    0.70%           0.19%
55.01 - 60.00                                             0.64%                   0.49%                   0.20%                   0.19%                  0.00%                   0.00%                   0.49%                   0.20%                   0.30%                   0.41%                   0.43%                  1.16%                   2.19%                   0.53%                   0.35%                   1.32%                    0.55%           0.44%
60.01 - 65.00                                             0.00%                   0.00%                   0.00%                   0.00%                  0.42%                   0.21%                   0.00%                   0.31%                   0.00%                   1.58%                   0.72%                  1.22%                   1.79%                   2.03%                   0.00%                   1.60%                    1.84%           0.40%
65.01 - 70.00                                             0.00%                   0.00%                   0.00%                   0.00%                  0.34%                   0.00%                   0.00%                   0.42%                   0.23%                   1.92%                   2.36%                  1.42%                   2.12%                   2.00%                   1.74%                   0.84%                    2.18%           0.27%
70.01 - 75.00                                             0.00%                   0.00%                   0.21%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.00%                   0.40%                   0.22%                  0.00%                   0.00%                   0.40%                   0.79%                   0.65%                    1.11%           0.44%
75.01 - 80.00                                             0.00%                   0.00%                   0.00%                   0.00%                  0.31%                   0.00%                   0.00%                   0.00%                   0.48%                   0.66%                   3.90%                  1.58%                   0.66%                   1.48%                   0.98%                   1.63%                    0.54%           1.33%
80.01 - 85.00                                             0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.00%                   0.00%                   0.28%                   0.00%                   0.00%                  0.00%                   0.20%                   0.00%                   0.44%                   0.98%                    0.24%           0.00%
85.01 - 90.00                                             0.29%                   0.00%                   0.00%                   0.34%                  0.33%                   0.21%                   0.23%                   0.64%                   0.22%                   0.56%                   0.85%                  1.60%                   1.87%                   1.08%                   1.81%                   3.19%                    2.90%           2.19%
90.01 - 95.00                                             0.00%                   0.00%                   0.22%                   0.00%                  0.41%                   0.00%                   0.21%                   0.00%                   0.25%                   0.23%                   0.22%                  0.23%                   0.00%                   0.47%                   0.49%                   0.27%                    0.69%           0.18%
95.01 - 100.00                                            0.00%                   0.00%                   0.00%                   0.00%                  0.00%                   0.00%                   0.18%                   0.00%                   0.00%                   0.00%                   0.20%                  0.44%                   0.96%                   0.47%                   0.00%                   1.48%                    0.34%           0.49%
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                                                                                                                                                                                                                                                                                                                       Total:                           100.00%
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse
Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

 ARMT 2006-3 Group 4 DTI gt 45 Ext Overview (7-20-06).pdf

ARMT 2006-3                                         Floaters; DTI > 45%                                  Credit Suisse Securities (USA) LLC
Jul 20, 2006 11:01

________________________________________________________________________________
Portfolio Summary
No of Loans: 555
Total Original Balance: 197,187,075.00
Avg Original Balance: 355,292.03
Total Scheduled Balance: 197,026,692.93
Avg Scheduled Balance: 355,003.05
WAC: 7.06757
Net Wac: 6.80905
Non-Zero Wgt Avg Gross Margin: 2.90942
Non-Zero Wgt Avg Net Margin: 2.64934
Non-Zero Wgt Avg Initial Cap: 5.04067
Non-Zero Wgt Avg Periodic Cap: 1.81933
Non-Zero Wgt Avg Periodic Cap (Annualized): 2.51436
Non-Zero Wgt Avg Life Cap: 5.32931
Non-Zero Wgt Avg Max Rate: 12.22745
Wgt Avg Original Term: 360
Wgt Avg Remaining Term: 358
Months to Rate Reset (ARM Loans): 56
Wgt Avg Original LTV: 78.84
Wgt Avg Combined LTV: 88.40
FICO: 706
Non-Zero Wgt Avg DTI Ratio: 48.79
% in California: 36.96
% Northern California: 11.69
% Southern California: 25.28
% LTV > 80 - No MI: 3.1
________________________________________________________________________________

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 11:01 Page 1 of 13

ARMT 2006-3                                         Floaters; DTI > 45%                                  Credit Suisse Securities (USA) LLC
Jul 20, 2006 11:01

                                           Total                                                                                           %         %        %       %
                                    No of  Scheduled                                                    Orig.                            Owner    Full-Alt Cashout   SFD
Mortgage Rates (%)                  Loans  Balance            %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE  Occupied     Doc     Refi     PUD
___________________________________________________________________________________________________________________________________________________________________________
5.500 -5.749                            6  2,392,612.76     1.21      398,768.79     5.519       5.269  81.43    711      359       1     94.18    49.54    34.07   94.18
5.750 -5.999                           13  6,907,385.34     3.51      531,337.33     5.826       5.576  79.84    699      357       3     95.41    53.05    19.54   100.00
6.000 -6.249                           31  16,096,892.09    8.17      519,254.58     6.056       5.793  78.02    731      359       1     82.44    65.98    31.69   78.48
6.250 -6.499                           61  30,231,662.97    15.34     495,601.03     6.311       6.061  76.82    723      357       1     86.98    56.40    22.28   89.19
6.500 -6.749                           54  24,941,457.94    12.66     461,878.85     6.544       6.294  77.74    712      357       1     87.66    50.57    32.65   91.05
6.750 -6.999                           58  26,716,182.05    13.56     460,623.83     6.818       6.564  77.29    699      358       2     91.09    36.95    19.82   80.91
7.000 -7.249                           28  8,563,529.57     4.35      305,840.34     7.062       6.810  79.23    698      359       1     88.62    16.48    31.84   63.40
7.250 -7.499                           50  15,141,032.76    7.68      302,820.66     7.314       7.059  79.21    703      358       2     53.38    25.47    18.57   66.77
7.500 -7.749                           45  11,211,066.29    5.69      249,134.81     7.552       7.263  80.66    702      358       2     50.19    20.60    24.23   65.93
7.750 -7.999                           66  17,564,428.89    8.91      266,127.71     7.819       7.549  81.16    697      357       3     57.09    15.22    11.04   66.98
8.000 -8.249                           49  13,421,435.84    6.81      273,906.85     8.020       7.764  80.28    698      358       2     51.95    7.81     14.57   70.09
8.250 -8.499                           31  9,077,104.37     4.61      292,809.82     8.302       8.052  78.56    709      357       3     54.75    20.56    2.64    75.17
8.500 -8.749                           21  4,682,481.40     2.38      222,975.30     8.574       8.280  83.77    679      357       3     58.45    11.23    15.65   58.58
8.750 -8.999                           35  8,771,823.60     4.45      250,623.53     8.787       8.521  79.74    666      358       2     43.30    4.62     20.21   29.30
9.000 -9.249                            4  857,342.06       0.44      214,335.52     9.043       8.708  88.52    656      356       4     66.40    0.00     0.00    66.40
9.250 -9.499                            1  186,383.04       0.09      186,383.04     9.250       9.000  80.00    642      359       1     0.00     0.00     0.00    100.00
9.500 -9.749                            2  263,871.96       0.13      131,935.98     9.500       9.250  91.08    683      359       1     0.00    100.00    0.00     0.00
Total:                                555  197,026,692.93  100.00     355,003.05     7.068       6.809  78.84    706      358       2     73.58    35.21    21.49   76.17
Min: 5.500
Max: 9.500
Wgt Avg: 7.068

                                           Total                                                                                                  Initial   Periodic  Ceiling
                                    No of  Scheduled                                                    Orig.                            Margin     Cap       Cap       Rate
Index                               Loans  Balance            %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE    (ARMs)    (ARMs)    (ARMs)   (ARMs)
______________________________________________________________________________________________________________________________________________________________________________
Libor -1 Year                         169  96,378,199.47    48.92     570,285.20     6.521       6.266  77.72    710      359      1     2.257     5.015     2.000    11.549
Libor -6 Month                        266  69,644,927.33    35.35     261,823.04     7.420       7.153  80.60    705      357      3     3.818     5.108     1.576    13.160
Fixed Rate                            119  30,455,572.81    15.46     255,929.18     7.987       7.737  78.34    693      355      2     0.000     0.000     0.000     0.000
Libor -1 Month                          1  547,993.32       0.28      547,993.32     7.375       7.125  79.88    702      356      4     2.250     1.000     1.000    13.000
Total:                                555  197,026,692.93  100.00     355,003.05     7.068       6.809  78.84    706      358      2     2.909     5.041     1.819    12.227

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 11:01 Page 2 of 13

ARMT 2006-3                                         Floaters; DTI > 45%                                  Credit Suisse Securities (USA) LLC
Jul 20, 2006 11:01

                                               Total                                                                                       %         %        %         %
                                    No of    Scheduled                                                  Orig.                            Owner    Full-Alt Cashout    SFD
Product                             Loans     Balance         %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc     Refi      PUD
____________________________________________________________________________________________________________________________________________________________________________
2yr Hybrid                             28   7,069,598.23    3.59      252,485.65     7.879       7.539  85.67    680      355      5     59.63     11.61    10.86   78.67
3yr Hybrid                             26   8,102,493.20    4.11      311,634.35     7.437       7.118  84.99    692      356      4     91.00     18.40    18.94   71.54
5yr Hybrid                            374  148,178,453.61   75.21     396,199.07     6.822       6.569  78.21    710      359      1     76.09     41.17    21.38   82.13
7yr Hybrid                              7   2,672,581.76    1.36      381,797.39     6.858       6.608  82.23    685      356      4     88.63     49.17    62.56   64.77
Fixed 15yr                              2    398,839.93     0.20      199,419.97     6.343       6.093  39.65    724      179      1     100.00    0.00    100.00   100.00
Fixed 30yr                            105  26,160,552.01    13.28     249,148.11     7.966       7.716  78.68    698      358      2     56.69     16.56    21.57   43.57
Fixed 40/30 Balloon                    12   3,896,180.87    1.98      324,681.74     8.297       8.047  80.02    656      358      2     64.25     10.40    16.32   75.39
Short Reset                             1    547,993.32     0.28      547,993.32     7.375       7.125  79.88    702      356      4     100.00    0.00     0.00    100.00
Total:                                555  197,026,692.93  100.00     355,003.05     7.068       6.809  78.84    706      358      2     73.58     35.21    21.49   76.17

                                                    Total                                                                                  %         %        %         %
                                    No of       Scheduled                                               Orig.                            Owner    Full-Alt Cashout    SFD
Months to Rate Reset                Loans         Balance     %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc     Refi      PUD
____________________________________________________________________________________________________________________________________________________________________________
<= 0                                  119   30,455,572.81   15.46     255,929.18     7.987       7.737  78.34    693      355      2     58.22     15.55    21.93   48.38
1 -6                                    1      547,993.32   0.28      547,993.32     7.375       7.125  79.88    702      356      4     100.00    0.00     0.00    100.00
7 -12                                   1      191,464.81   0.10      191,464.81     7.250       6.875  90.00    666      347     13      0.00     0.00     0.00    100.00
13 -18                                  8    1,595,869.56   0.81      199,483.70     7.351       7.051  81.03    712      353      7     46.55     30.38    3.99    75.23
19 -24                                 19    5,282,263.86   2.68      278,013.89     8.062       7.710  86.91    670      355      5     65.75     6.36     13.34   78.94
25 -30                                  3      822,469.19   0.42      274,156.40     6.612       6.331  83.71    691      351      9     100.00    75.21    0.00    75.21
31 -36                                 23    7,280,024.01   3.69      316,522.78     7.530       7.207  85.13    692      356      4     89.98     11.98    21.09   71.12
49 -54                                  2      323,994.08   0.16      161,997.04     7.311       7.061  80.00    673      354      6     40.99     40.99    40.99   100.00
55 -60                                372  147,854,459.53   75.04     397,458.22     6.821       6.568  78.21    711      359      1     76.16     41.17    21.34   82.09
79 -84                                  7    2,672,581.76   1.36      381,797.39     6.858       6.608  82.23    685      356      4     88.63     49.17    62.56   64.77
Total:                                555  197,026,692.93  100.00     355,003.05     7.068       6.809  78.84    706      358      2     73.58     35.21    21.49   76.17
Min: 1
Max: 81
Wgt Avg:                                                                                                                                                               56

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 11:01 Page 3 of 13

ARMT 2006-3                                         Floaters; DTI > 45%                                  Credit Suisse Securities (USA) LLC
Jul 20, 2006 11:01

                                               Total                                                                                       %         %        %         %
                                    No of    Scheduled                                                  Orig.                            Owner    Full-Alt Cashout    SFD
Margin                              Loans     Balance         %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
<= 0.000                              119  30,455,572.81    15.46     255,929.18     7.987       7.737  78.34    693      355      2     58.22     15.55    21.93   48.38
2.001 -2.250                          229  110,964,192.75   56.32     484,559.79     6.633       6.383  77.76    711      359      1     80.83     45.31    23.68   87.09
2.251 -2.500                            1    107,684.32     0.05      107,684.32     7.625       7.250  90.00    705      356      4     100.00    0.00     0.00    100.00
2.501 -2.750                            7   2,395,316.74    1.22      342,188.11     7.222       6.910  82.63    694      357      3     93.49     13.36    59.93   69.44
2.751 -3.000                            7   2,366,588.55    1.20      338,084.08     7.270       6.839  86.59    704      356      4     100.00    18.25    18.25   51.84
3.001 -3.250                           29   8,336,192.56    4.23      287,454.92     6.868       6.561  81.82    699      358      2     92.57     32.40    17.54   83.21
3.251 -3.500                           10   2,331,975.67    1.18      233,197.57     7.591       7.260  87.75    684      356      4     72.13     17.73    12.33   71.50
3.501 -3.750                           14   4,100,237.46    2.08      292,874.10     7.414       7.101  82.30    707      356      4     23.72     49.71    24.02   72.50
3.751 -4.000                           13   4,013,253.44    2.04      308,711.80     7.223       6.938  81.35    706      357      3     77.81     49.45    11.30   65.11
4.001 -4.250                           14   2,973,398.00    1.51      212,385.57     7.415       7.159  78.99    704      358      2     86.13     5.62     19.99   54.27
4.251 -4.500                           18   3,475,415.01    1.76      193,078.61     7.725       7.475  78.87    694      358      2     65.05     12.29    23.83   71.57
4.501 -4.750                            8   1,653,657.46    0.84      206,707.18     7.427       7.177  77.72    707      358      2     79.01     38.28    11.50   69.02
4.751 -5.000                           80  22,733,212.11    11.54     284,165.15     7.653       7.403  80.47    705      358      2     54.18     21.55    10.60   66.65
5.251 -5.500                            2    494,851.32     0.25      247,425.66     7.539       7.289  80.00    607      356      4     100.00    67.90    0.00    100.00
5.501 -5.750                            3    521,769.37     0.26      173,923.12     7.358       7.093  77.90    667      354      6     58.52     0.00     58.52   100.00
6.501 -6.750                            1    103,375.36     0.05      103,375.36     7.550       7.300  80.00    656      353      7     100.00    0.00     0.00    100.00
Total:                                555  197,026,692.93  100.00     355,003.05     7.068       6.809  78.84    706      358      2     73.58     35.21    21.49   76.17
Min: 2.250
Max: 6.550
Wgt Avg: 2.909

                                           Total                                                                                        Periodic     %         %        %         %
                                    No of  Scheduled                                                    Orig.                             Cap      Owner    Full-Alt Cashout    SFD
Rate Change Frequency               Loans  Balance            %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE    (ARMs)   Occupied    Doc     Refi      PUD
______________________________________________________________________________________________________________________________________________________________________________________
0                                     119  30,455,572.81    15.46     255,929.18     7.987       7.737  78.34    693      355      2     0.000     58.22     15.55    21.93   48.38
1                                       1  547,993.32       0.28      547,993.32     7.375       7.125  79.88    702      356      4     1.000     100.00    0.00     0.00    100.00
6                                     266  69,644,927.33    35.35     261,823.04     7.420       7.153  80.60    705      357      3     1.576     64.78     25.85    13.49   71.74
12                                    169  96,378,199.47    48.92     570,285.20     6.521       6.266  77.72    710      359      1     2.000     84.65     48.38    27.24   88.01
Total:                                555  197,026,692.93  100.00     355,003.05     7.068       6.809  78.84    706      358      2     1.819     73.58     35.21    21.49   76.17

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 11:01 Page 4 of 13

ARMT 2006-3                                         Floaters; DTI > 45%                                  Credit Suisse Securities (USA) LLC
Jul 20, 2006 11:01

                                               Total                                                                                       %         %        %         %
                                    No of    Scheduled                                                  Orig.                            Owner    Full-Alt Cashout    SFD
Scheduled Balances ($)              Loans     Balance         %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
25,000.00 -49,999.99                    1    49,470.77      0.03      49,470.77      8.625       8.375  90.00    645      359      1      0.00    100.00    0.00     0.00
50,000.00 -74,999.99                   22   1,349,415.77    0.68      61,337.08      8.200       7.928  81.15    678      357      3     17.86     22.65    22.75   51.29
75,000.00 -99,999.99                   22   1,944,305.96    0.99      88,377.54      7.853       7.603  80.23    700      358      2     21.48     31.95    17.77   81.85
100,000.00 -124,999.99                 30   3,399,053.33    1.73      113,301.78     7.715       7.452  80.63    693      357      3     29.98     30.13    7.04    79.91
125,000.00 -149,999.99                 21   2,890,414.73    1.47      137,638.80     7.485       7.229  77.58    719      348      2     48.85     27.35    14.81   51.64
150,000.00 -174,999.99                 38   6,150,697.33    3.12      161,860.46     7.631       7.369  80.10    694      357      3     47.69     34.65    5.30    60.71
175,000.00 -199,999.99                 35   6,583,395.42    3.34      188,097.01     7.590       7.333  79.57    703      357      3     31.54     22.90    11.88   72.27
200,000.00 -249,999.99                 46  10,269,981.81    5.21      223,260.47     7.576       7.323  78.63    702      357      3     67.12     30.86    27.89   69.60
250,000.00 -299,999.99                 56  15,454,236.86    7.84      275,968.52     7.634       7.363  80.83    684      354      3     69.83     25.17    19.54   73.43
300,000.00 -399,999.99                 68  23,560,646.24    11.96     346,480.09     7.320       7.061  80.49    703      358      2     76.96     21.21    19.17   63.05
400,000.00 -499,999.99                 94  42,220,010.65    21.43     449,149.05     6.896       6.629  79.04    698      358      2     76.74     39.98    28.02   73.64
500,000.00 -599,999.99                 54  29,380,754.90    14.91     544,088.05     6.823       6.571  79.00    715      359      1     83.14     37.16    24.23   81.55
600,000.00 -699,999.99                 26  16,708,546.40    8.48      642,636.40     6.844       6.589  78.94    720      358      2     73.01     34.69    23.13   80.89
700,000.00 -799,999.99                 18  13,359,380.00    6.78      742,187.78     6.727       6.477  76.68    703      359      1     88.78     44.44    22.23   94.76
800,000.00 -899,999.99                 10   8,440,694.76    4.28      844,069.48     6.224       5.974  78.08    727      358      2     100.00    40.54    20.92   90.45
900,000.00 -999,999.99                  6   5,750,688.00    2.92      958,448.00     6.435       6.185  74.21    730      359      1     82.72     67.34    16.61   84.18
1,000,000.00 -1,099,999.99              5   5,055,000.00    2.57     1,011,000.00    6.843       6.593  71.40    735      358      2     79.13     80.22    19.78   100.00
1,200,000.00 -1,999,999.99              3   4,460,000.00    2.26     1,486,666.67    7.337       7.087  77.76    686      359      1     66.82     0.00     0.00    66.82
Total:                                555  197,026,692.93  100.00     355,003.05     7.068       6.809  78.84    706      358      2     73.58     35.21    21.49   76.17
Min: 49,470.77
Max: 1,500,000.00
Avg: 355,003.05

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 11:01 Page 5 of 13

ARMT 2006-3                                         Floaters; DTI > 45%                                  Credit Suisse Securities (USA) LLC
Jul 20, 2006 11:01

                                          Total                                                                                           %         %         %        %
                                   No of  Scheduled                                                    Orig.                            Owner    Full-Alt  Cashout   SFD
FICO                               Loans  Balance            %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc      Refi     PUD
__________________________________________________________________________________________________________________________________________________________________________
<= 0                                   2  311,706.22        0.16     155,853.11     7.445       7.195  78.70     0       357      3     74.05     74.05     0.00    100.00
576 -600                               1  336,000.00        0.17     336,000.00     8.125       7.875  80.00    598      357      3     100.00    100.00    0.00    100.00
601 -625                              23  5,095,833.80      2.59     221,557.99     7.549       7.285  83.91    622      358      2     79.13     38.01     17.43   78.46
626 -650                              73  21,201,878.85    10.76     290,436.70     7.502       7.234  80.65    638      358      2     88.77     42.10     32.32   77.13
651 -675                              82  27,504,101.55    13.96     335,415.87     7.402       7.128  80.13    665      358      2     75.83     44.95     35.97   68.40
676 -700                             101  37,545,542.19    19.06     371,738.04     7.098       6.843  77.39    688      358      2     71.11     35.68     29.08   78.59
701 -725                             100  39,568,682.81    20.08     395,686.83     6.821       6.563  78.58    712      357      2     72.80     24.21     13.05   80.30
726 -750                              80  30,175,308.84    15.32     377,191.36     6.817       6.565  77.78    738      358      2     77.47     29.26     11.04   80.14
751 -775                              53  19,233,165.60     9.76     362,889.92     6.961       6.708  79.25    764      357      2     61.32     39.32     11.03   69.44
776 -800                              34  13,876,510.58     7.04     408,132.66     6.826       6.576  77.80    784      359      1     66.39     44.73     22.80   71.06
801 -825                               6  2,177,962.49      1.11     362,993.75     7.189       6.939  80.00    806      357      3     37.39      0.00     0.00    72.87
Total:                               555  197,026,692.93   100.00    355,003.05     7.068       6.809  78.84    706      358      2     73.58     35.21     21.49   76.17
Min: 598
Max: 814
Wgt Avg: 706

                                               Total                                                                                       %         %        %         %
                                    No of    Scheduled                                                  Orig.                            Owner    Full-Alt Cashout    SFD
Original LTV Ratio (%)              Loans     Balance         %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
<= 50.000                               2    398,839.93     0.20      199,419.97     6.343       6.093  39.65    724      179      1     100.00    0.00    100.00   100.00
55.001 -60.000                          4   2,297,956.82    1.17      574,489.21     6.691       6.441  58.14    735      359      1     100.00    43.52    0.00    100.00
60.001 -65.000                          6   2,779,232.92    1.41      463,205.49     6.836       6.581  63.53    711      359      1     87.79     20.51    67.26   59.71
65.001 -70.000                         28   9,079,802.97    4.61      324,278.68     7.290       7.036  68.40    690      358      2     53.00     39.61    41.51   77.70
70.001 -75.000                         49  22,503,058.29    11.42     459,246.09     6.852       6.602  74.12    713      359      1     60.69     45.40    19.67   68.39
75.001 -80.000                        410  145,418,955.47   73.81     354,680.38     7.033       6.782  79.73    708      358      2     76.54     34.10    18.69   77.83
80.001 -85.000                          5    957,973.01     0.49      191,594.60     7.086       6.827  83.18    645      358      2     53.10     73.37    80.02   63.81
85.001 -90.000                         32   8,965,193.71    4.55      280,162.30     7.754       7.380  89.60    682      357      3     59.01     27.74    39.79   62.36
90.001 -95.000                         17   4,265,147.12    2.16      250,891.01     7.863       7.537  94.85    660      356      4     91.61     22.22    8.50    82.89
95.001 -100.000                         2    360,532.69     0.18      180,266.35     7.174       6.924  100.00   757      356      4     100.00    70.13    0.00    100.00
Total:                                555  197,026,692.93  100.00     355,003.05     7.068       6.809  78.84    706      358      2     73.58     35.21    21.49   76.17
Min: 39.380
Max: 100.000
Wgt Avg: 78.838

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 11:01 Page 6 of 13

ARMT 2006-3                                         Floaters; DTI > 45%                                  Credit Suisse Securities (USA) LLC
Jul 20, 2006 11:01

                                          Total                                                                                           %         %        %         %
                                   No of  Scheduled                                                    Orig.                            Owner    Full-Alt Cashout    SFD
Combined LTV Ratio (%)             Loans  Balance            %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc     Refi      PUD
__________________________________________________________________________________________________________________________________________________________________________
<= 50.000                              2  398,839.93        0.20     199,419.97     6.343       6.093  39.65    724      179      1     100.00    0.00    100.00   100.00
60.001 -65.000                         6  2,609,232.92      1.32     434,872.15     6.763       6.507  61.53    700      359      1     86.99     21.85    71.64   91.96
65.001 -70.000                        12  4,415,088.28      2.24     367,924.02     7.078       6.828  67.92    684      359      1     42.53     47.28    85.37   75.48
70.001 -75.000                        30  15,549,396.68     7.89     518,313.22     6.537       6.287  73.42    723      359      1     58.29     57.70    24.37   70.57
75.001 -80.000                       105  46,926,572.99    23.82     446,919.74     6.635       6.385  78.89    719      359      1     79.79     46.68    34.75   86.62
80.001 -85.000                         8  3,375,425.55      1.71     421,928.19     6.325       6.072  76.73    697      359      1     89.73     82.56    37.64   89.73
85.001 -90.000                       109  43,710,733.24    22.19     401,015.90     7.123       6.848  81.13    696      358      2     69.14     21.27    25.54   74.60
90.001 -95.000                        87  27,025,044.12    13.72     310,632.69     7.514       7.252  81.18    699      358      2     55.25     35.95    7.84    64.81
95.001 -100.000                      196  53,016,359.22    26.91     270,491.63     7.399       7.145  79.49    703      358      2     86.29     26.48    3.11    73.88
Total:                               555  197,026,692.93   100.00    355,003.05     7.068       6.809  78.84    706      358      2     73.58     35.21    21.49   76.17
Min: 39.380
Max: 100.000
Wgt Avg: 88.403

                                                    Total                                                                                  %         %        %       %
                                    No of       Scheduled                                               Orig.                            Owner    Full-Alt Cashout   SFD
DTI Ratio (%)                       Loans         Balance     %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE  Occupied     Doc     Refi     PUD
__________________________________________________________________________________________________________________________________________________________________________
45.01 -50.00                          446  148,297,730.91   75.27     332,506.12     7.190       6.931  79.20    703      358       2     74.53    27.13    19.73   74.17
50.01 -55.00                           91   42,728,291.83   21.69     469,541.67     6.661       6.409  77.87    713      358       2     70.71    58.92    25.89   82.24
55.01 >=                               18    6,000,670.19   3.05      333,370.57     6.928       6.643  76.74    713      358       2     70.79    65.99    33.61   82.41
Total:                                555  197,026,692.93  100.00     355,003.05     7.068       6.809  78.84    706      358       2     73.58    35.21    21.49   76.17
Min: 45.00
Max: 59.25
Wgt Avg: 48.79

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 11:01 Page 7 of 13

ARMT 2006-3                                         Floaters; DTI > 45%                                  Credit Suisse Securities (USA) LLC
Jul 20, 2006 11:01

                                                   Total                                                                                  %         %         %        %
                                   No of       Scheduled                                               Orig.                            Owner    Full-Alt  Cashout   SFD
Documentation Type                 Loans         Balance     %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM    AGE   Occupied     Doc      Refi     PUD
__________________________________________________________________________________________________________________________________________________________________________
Reduced                              293  104,228,890.14   52.90     355,730.00     7.223       6.969  78.51    710      358      2      70.63     0.00     11.82   72.23
Full/Alternative                     177   69,367,258.45   35.21     391,905.41     6.643       6.386  78.48    702      358      2      77.78    100.00    35.25   80.59
Stated Income/Stated                  81   22,730,842.75   11.54     280,627.69     7.624       7.344  81.01    698      354      3      74.35     0.00     24.21   80.28
Assets
No Income/ No Asset                    4      699,701.59    0.36     174,925.40     7.860       7.485  92.75    654      353      7      72.64     0.00     9.07    90.93
Total:                               555  197,026,692.93   100.00    355,003.05     7.068       6.809  78.84    706      358      2      73.58    35.21     21.49   76.17

                                           Total                                                                                           %         %        %         %
                                    No of  Scheduled                                                    Orig.                            Owner    Full-Alt Cashout    SFD
Property Type                       Loans  Balance            %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
Single Family Residence               269  97,821,700.11    49.65     363,649.44     6.963       6.705  78.21    703      358      2     79.37     38.24    27.15   100.00
PUD                                   132  52,252,120.99    26.52     395,849.40     6.875       6.619  79.61    709      358      2     82.15     35.40    16.75   100.00
Condo                                  81  23,554,321.75    11.95     290,794.10     7.187       6.916  79.16    706      358      2     51.02     37.54    16.24    0.00
2-4 Family                             72  23,250,725.47    11.80     322,926.74     7.810       7.556  79.41    707      358      2     52.68     19.87    13.75    0.00
Co-op                                   1  147,824.61       0.08      147,824.61     8.625       8.375  80.00    699      358      2     100.00    0.00     0.00     0.00
Total:                                555  197,026,692.93  100.00     355,003.05     7.068       6.809  78.84    706      358      2     73.58     35.21    21.49   76.17

                                                    Total                                                                                  %         %           %      %
                                    No of       Scheduled                                               Orig.                            Owner    Full-Alt Cashout    SFD
Mortgage Loan Purpose               Loans         Balance     %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM    AGE   Occupied     Doc       Refi    PUD
___________________________________________________________________________________________________________________________________________________________________________
Purchase                              399  133,961,182.29   67.99     335,742.31     7.205       6.948  79.75    709      358      2      68.38    29.89      0.00  72.33
Refinance -Cashout                    110   42,333,881.76   21.49     384,853.47     6.852       6.585  77.96    691      357      2      86.95    57.76    100.00  83.41
Refinance -Rate Term                   46   20,731,628.88   10.52     450,687.58     6.618       6.368  74.77    715      359      1      79.91    23.53      0.00  86.19
Total:                                555  197,026,692.93  100.00     355,003.05     7.068       6.809  78.84    706      358      2      73.58    35.21     21.49  76.17

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 11:01 Page 8 of 13

ARMT 2006-3                                         Floaters; DTI > 45%                                  Credit Suisse Securities (USA) LLC
Jul 20, 2006 11:01

                                                   Total                                                                                  %         %        %         %
                                   No of       Scheduled                                               Orig.                            Owner    Full-Alt Cashout    SFD
Occupancy Type                     Loans         Balance     %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc     Refi      PUD
__________________________________________________________________________________________________________________________________________________________________________
Primary                              353  144,981,095.60   73.58     410,711.32     6.892       6.635  78.88    702      358      2     100.00    37.21    25.39   83.16
Investment                           166   38,494,029.40   19.54     231,891.74     7.759       7.504  78.84    716      357      3      0.00     26.54    11.47   56.95
Second Home                           36   13,551,567.93    6.88     376,432.44     6.981       6.704  78.37    718      358      2      0.00     38.37    8.20    55.95
Total:                               555  197,026,692.93   100.00    355,003.05     7.068       6.809  78.84    706      358      2     73.58     35.21    21.49   76.17

                                           Total                                                                                           %         %        %         %
                                    No of  Scheduled                                                    Orig.                            Owner    Full-Alt Cashout    SFD
State                               Loans  Balance            %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM    AGE   Occupied     Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
California                            135  72,830,389.60    36.96     539,484.37     6.623       6.366  77.56    713      358      2      83.84    40.08    24.97   86.41
Florida                                66  16,656,234.64    8.45      252,367.19     7.750       7.482  81.28    701      355      3      59.71    17.13    13.28   67.56
Virginia                               32  12,989,637.74    6.59      405,926.18     6.756       6.506  79.54    702      358      2      83.23    48.33    28.31   94.65
New York                               31  12,200,298.65    6.19      393,558.02     7.686       7.424  79.10    709      355      2      65.47    23.11    12.96   47.07
New Jersey                             29  10,524,989.23    5.34      362,930.66     7.373       7.123  79.14    713      359      1      59.03    33.18    15.15   39.67
Other                                 262  71,825,143.07    36.45     274,141.77     7.267       7.006  79.36    698      358      2      68.17    34.44    21.00   74.73
Total:                                555  197,026,692.93  100.00     355,003.05     7.068       6.809  78.84    706      358      2      73.58    35.21    21.49   76.17

                                                    Total                                                                                  %         %        %         %
                                    No of       Scheduled                                               Orig.                            Owner    Full-Alt Cashout    SFD
Original Term                       Loans         Balance     %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
180                                     2      398,839.93   0.20      199,419.97     6.343       6.093  39.65    724      179      1     100.00    0.00    100.00   100.00
360                                   553  196,627,853.00   99.80     355,565.74     7.069       6.811  78.92    705      358      2     73.53     35.28    21.33   76.12
Total:                                555  197,026,692.93  100.00     355,003.05     7.068       6.809  78.84    706      358      2     73.58     35.21    21.49   76.17
Min: 180
Max: 360
Wgt Avg: 360

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 11:01 Page 9 of 13

ARMT 2006-3                                         Floaters; DTI > 45%                                  Credit Suisse Securities (USA) LLC
Jul 20, 2006 11:01

                                                    Total                                                                                  %         %        %         %
                                    No of       Scheduled                                               Orig.                            Owner    Full-Alt Cashout    SFD
Remaining Term to Stated            Loans         Balance     %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc     Refi      PUD
Maturity
___________________________________________________________________________________________________________________________________________________________________________
169 -180                                2      398,839.93   0.20      199,419.97     6.343       6.093  39.65    724      179      1     100.00    0.00    100.00   100.00
337 -348                                1      191,464.81   0.10      191,464.81     7.250       6.875  90.00    666      347     13      0.00     0.00     0.00    100.00
349 -360                              552  196,436,388.19   99.70     355,863.02     7.069       6.810  78.91    706      358      2     73.60     35.31    21.35   76.10
Total:                                555  197,026,692.93  100.00     355,003.05     7.068       6.809  78.84    706      358      2     73.58     35.21    21.49   76.17
Min: 178
Max: 360
Wgt Avg: 358

                                                   Total                                                                                  %         %           %      %
                                   No of       Scheduled                                               Orig.                            Owner    Full-Alt Cashout    SFD
First Payment Date                 Loans         Balance     %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM    AGE   Occupied     Doc       Refi    PUD
___________________________________________________________________________________________________________________________________________________________________________
2005                                   5    1,564,025.97    0.79     312,805.19     6.705       6.439  81.22    739      350      10     39.55    39.55      0.00  100.00
2006                                 550  195,462,666.96   99.21     355,386.67     7.070       6.812  78.82    705      358      2      73.86    35.17     21.66  75.98
Total:                               555  197,026,692.93   100.00    355,003.05     7.068       6.809  78.84    706      358      2      73.58    35.21     21.49  76.17

                                               Total                                                                                       %         %           %  %
                                    No of    Scheduled                                                  Orig.                            Owner    Full-Alt Cashout  SFD
Zipcode                             Loans     Balance         %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc       Refi  PUD
___________________________________________________________________________________________________________________________________________________________________________
92130                                   2   1,885,000.00    0.96      942,500.00     6.464       6.214  64.17    731      359      1     100.00    53.05      0.00  100.00
92592                                   3   1,852,750.00    0.94      617,583.33     6.135       5.885  77.22    735      358      2     100.00    81.12     51.55  100.00
20152                                   2   1,518,000.00    0.77      759,000.00     5.750       5.500  79.48    700      359      1     100.00    57.31     57.31  100.00
89178                                   3   1,503,850.00    0.76      501,283.33     7.266       7.016  77.65    681      359      1     69.16     33.75      0.00  100.00
91016                                   1   1,500,000.00    0.76     1,500,000.00    8.250       8.000  73.35    681      359      1     100.00    0.00       0.00  100.00
Other                                 544  188,767,092.93   95.81     346,998.33     7.082       6.823  79.05    705      358      2     72.67     34.69     21.46  75.13
Total:                                555  197,026,692.93  100.00     355,003.05     7.068       6.809  78.84    706      358      2     73.58     35.21     21.49  76.17

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 11:01 Page 10 of 13

ARMT 2006-3                                         Floaters; DTI > 45%                                  Credit Suisse Securities (USA) LLC
Jul 20, 2006 11:01

                                                    Total                                                                                  %         %        %         %
                                    No of       Scheduled                                               Orig.                            Owner    Full-Alt Cashout    SFD
Prepay Penalty                      Loans         Balance     %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
0                                     359  136,235,460.99   69.15     379,485.96     7.065       6.808  78.60    708      358      2     72.79     37.01    22.06   74.37
4                                       2      763,308.90   0.39      381,654.45     7.560       7.310  80.00    786      353      7     29.57     0.00     0.00    100.00
6                                       3      743,960.00   0.38      247,986.67     7.260       7.010  80.00    702      357      3     100.00    22.46    0.00    77.54
12                                     38   19,662,779.62   9.98      517,441.57     6.644       6.383  78.33    704      359      1     78.47     40.99    18.69   81.65
24                                     29    6,262,909.99   3.18      215,962.41     7.221       6.928  82.65    707      356      4     82.17     31.75    15.17   80.62
36                                    118   29,956,795.44   15.20     253,871.15     7.377       7.120  79.39    695      357      3     71.10     24.27    20.49   77.94
60                                      6    3,401,477.99   1.73      566,913.00     6.462       6.212  79.02    700      359      1     87.25     43.15    44.80   87.25
Total:                                555  197,026,692.93  100.00     355,003.05     7.068       6.809  78.84    706      358      2     73.58     35.21    21.49   76.17

                                               Total                                                                                       %         %        %         %
                                    No of    Scheduled                                                  Orig.                            Owner    Full-Alt Cashout    SFD
First Periodic Rate Cap             Loans     Balance         %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
0.000                                 119  30,455,572.81    15.46     255,929.18     7.987       7.737  78.34    693      355      2     58.22     15.55    21.93   48.38
1.000                                   1    547,993.32     0.28      547,993.32     7.375       7.125  79.88    702      356      4     100.00    0.00     0.00    100.00
2.000                                   7   1,958,231.56    0.99      279,747.37     7.234       6.984  78.87    664      356      4     74.04     14.91    0.00    100.00
3.000                                  45  12,344,909.88    6.27      274,331.33     7.760       7.413  86.52    685      355      5     75.09     16.36    16.06   73.54
5.000                                 231  112,189,675.70   56.94     485,669.59     6.646       6.392  78.10    710      359      1     80.65     45.26    25.20   83.94
6.000                                 152  39,530,309.66    20.06     260,067.83     7.325       7.075  78.90    710      358      2     64.51     29.21    13.66   74.83
Total:                                555  197,026,692.93  100.00     355,003.05     7.068       6.809  78.84    706      358      2     73.58     35.21    21.49   76.17
Min: 1.000
Max: 6.000
Wgt Avg: 5.041

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 11:01 Page 11 of 13

ARMT 2006-3                                         Floaters; DTI > 45%                                  Credit Suisse Securities (USA) LLC
Jul 20, 2006 11:01

                                                   Total                                                                                  %         %        %       %
                                 No of         Scheduled                                                Orig.                           Owner    Full-Alt Cashout   SFD
Annualized Periodic Rate Cap     Loans           Balance     %      Avg. Balance     WAC     Net WAC      LTV   FICO     WAM     AGE   Occupied    Doc     Refi     PUD
___________________________________________________________________________________________________________________________________________________________________________
0.000                                119  30,455,572.81    15.46     255,929.18     7.987       7.737  78.34    693      355      2     58.22     15.55    21.93   48.38
2.000                                281  125,924,073.45   63.91     448,128.38     6.751       6.488  78.91    708      358      2     80.07     41.92    24.34   83.10
4.000                                154  40,099,053.35    20.35     260,383.46     7.357       7.107  78.96    708      358      2     64.53     29.53    12.50   75.18
12.000                                 1    547,993.32      0.28     547,993.32     7.375       7.125  79.88    702      356      4     100.00    0.00     0.00    100.00
Total:                               555  197,026,692.93   100.00    355,003.05     7.068       6.809  78.84    706      358      2     73.58     35.21    21.49   76.17
Min: 2.000
Max: 12.000
Wgt Avg: 2.514

                                                    Total                                                                                  %         %        %       %
                                    No of       Scheduled                                               Orig.                            Owner    Full-Alt Cashout   SFD
Periodic Rate Cap                   Loans         Balance     %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE  Occupied     Doc     Refi     PUD
___________________________________________________________________________________________________________________________________________________________________________
0.000                                 119   30,455,572.81   15.46     255,929.18     7.987       7.737  78.34    693      355       2     58.22    15.55    21.93   48.38
1.000                                 113   30,093,867.30   15.27     266,317.41     7.502       7.212  82.76    702      356       4     65.74    20.47    14.58   67.67
2.000                                 323  136,477,252.82   69.27     422,530.19     6.767       6.513  78.08    709      359       1     78.74    42.84    22.91   84.24
Total:                                555  197,026,692.93  100.00     355,003.05     7.068       6.809  78.84    706      358       2     73.58    35.21    21.49   76.17
Min: 1.000
Max: 2.000
Wgt Avg: 1.819

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 11:01 Page 12 of 13

ARMT 2006-3                                         Floaters; DTI > 45%                                  Credit Suisse Securities (USA) LLC
Jul 20, 2006 11:01

                                           Total                                                                                           %         %        %       %
                                    No of  Scheduled                                                    Orig.                            Owner    Full-Alt Cashout   SFD
Maximum Rate                        Loans  Balance            %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE  Occupied     Doc     Refi     PUD
___________________________________________________________________________________________________________________________________________________________________________
<   = 9.000                              119  30,455,572.81    15.46     255,929.18     7.987       7.737  78.34    693      355       2     58.22    15.55    21.93   48.38
10.001 -11.000                         24  14,533,244.40    7.38      605,551.85     5.871       5.621  78.53    722      359       1     86.59    53.08    25.70   95.60
11.001 -12.000                        152  78,312,963.20    39.75     515,216.86     6.484       6.231  77.57    712      359       1     90.17    50.52    27.15   87.53
12.001 -13.000                        112  36,096,753.79    18.32     322,292.44     7.158       6.898  79.46    702      358       2     57.72    32.32    15.94   71.58
13.001 >=                             148  37,628,158.73    19.10     254,244.32     7.914       7.634  81.40    699      357       3     61.70    15.12    13.03   71.91
Total:                                555  197,026,692.93  100.00     355,003.05     7.068       6.809  78.84    706      358       2     73.58    35.21    21.49   76.17
Min: 10.500
Max: 15.125
Wgt. Avg: 12.227

                                           Total                                                                                           %         %        %         %
                                    No of  Scheduled                                                    Orig.                            Owner    Full-Alt Cashout    SFD
Interest Only Period                Loans  Balance            %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
0                                     166  40,404,297.30    20.51     243,399.38     7.780       7.515  80.48    689      356      2     57.93     11.17    21.73   55.49
60                                    129  73,162,779.46    37.13     567,153.33     6.630       6.369  77.83    710      359      1     84.75     48.98    21.84   90.37
84                                      2  1,117,500.00     0.57      558,750.00     6.964       6.714  77.15    672      356      4     100.00    42.95   100.00   42.95
120                                   258  82,342,116.17    41.79     319,155.49     7.108       6.855  78.95    710      358      2     70.99     34.66    19.99   74.14
Total:                                555  197,026,692.93  100.00     355,003.05     7.068       6.809  78.84    706      358      2     73.58     35.21    21.49   76.17

                                                      Total
                                    No of         Scheduled                              MTR                          Margin   Net Margin                      Orig.
Group                               Loans           Balance  %         Avg. Balance    (ARMs)      WAC      Net WAC   (ARMs)     (ARMs)        WAM       AGE    LTV     FICO
___________________________________________________________________________________________________________________________________________________________________________
4A                                    436    166,571,120.12  84.54        382,043.85       56     6.899      6.639     2.909      2.649        358         2   78.93     708
4B                                    119     30,455,572.81  15.46        255,929.18       0      7.987      7.737     0.000      0.000        355         2   78.34     693
Total:                                555    197,026,692.93  100.00       355,003.05       56     7.068      6.809     2.909      2.649        358         2   78.84     706

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 11:01 Page 13 of 13

 ARMT 2006-3 Group 4 Ext Overview - Full State Breakout (7-20-06)

ARMT 2006-3                                                 Floaters                             Credit Suisse Securities (USA) LLC
Jul 20, 2006 15:10

________________________________________________________________________________

Portfolio Summary
No of Loans: 3,680
Total Original Balance: 1,171,445,063.00
Avg Original Balance: 318,327.46
Total Scheduled Balance:
1,169,860,151.73
Avg Scheduled Balance: 317,896.78
WAC: 7.26236
Net Wac: 7.00718
Non-Zero Wgt Avg Gross Margin: 3.19939
Non-Zero Wgt Avg Net Margin: 2.94240
Non-Zero Wgt Avg Initial Cap: 5.15592
Non-Zero Wgt Avg Periodic Cap: 1.79259
Non-Zero Wgt Avg Periodic Cap
(Annualized): 2.64791
Non-Zero Wgt Avg Life Cap: 5.38820
Non-Zero Wgt Avg Max Rate: 12.42627
Wgt Avg Original Term: 358
Wgt Avg Remaining Term: 356
Months to Rate Reset (ARM Loans): 56
Wgt Avg Original LTV: 77.52
Wgt Avg Combined LTV: 87.25
FICO: 704
Non-Zero Wgt Avg DTI Ratio: 38.62
% in California: 27.91
% Northern California: 10.03
% Southern California: 17.89
% LTV > 80 -No MI: 1.82
________________________________________________________________________________

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 15:10 Page 1 of 19

ARMT 2006-3                                                 Floaters                             Credit Suisse Securities (USA) LLC
Jul 20, 2006 15:10

                                                     Total                                                                                 %         %        %         %
                                   No of         Scheduled                                               Orig.                           Owner    Full-Alt Cashout    SFD
Mortgage Rates (%)                 Loans           Balance     %     Avg. Balance     WAC      Net WAC    LTV    FICO     WAM     AGE   Occupied    Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
4.750 -4.999                           2        239,112.00   0.02     119,556.00     4.750       4.500   80.00    782     359      1      0.00     0.00     0.00     0.00
5.250 -5.499                           3      1,273,550.00   0.11     424,516.67     5.333       5.083   80.00    725     359      1     100.00    45.35    0.00    66.08
5.500 -5.749                          12      4,243,940.57   0.36     353,661.71     5.518       5.268   79.99    704     344      1     89.95     47.44    37.36   75.76
5.750 -5.999                          38     20,402,856.85   1.74     536,917.29     5.827       5.577   77.87    708     356      3     84.29     47.09    28.98   82.74
6.000 -6.249                         105     56,553,541.11   4.83     538,605.15     6.065       5.811   76.73    726     356      2     84.20     46.23    22.31   79.90
6.250 -6.499                         235    121,862,252.18   10.42    518,562.78     6.317       6.066   76.36    728     357      1     88.59     32.97    19.23   85.36
6.500 -6.749                         241    107,251,919.28   9.17     445,028.71     6.551       6.299   76.28    713     353      2     87.50     27.84    27.85   82.68
6.750 -6.999                         385    157,594,260.99   13.47    409,335.74     6.824       6.572   76.65    707     355      2     84.71     15.46    25.69   78.40
7.000 -7.249                         274     92,437,267.04   7.90     337,362.29     7.049       6.796   74.80    695     354      3     82.92     12.54    36.76   76.29
7.250 -7.499                         469    128,628,449.06   11.00    274,261.09     7.310       7.055   77.59    698     358      2     68.47     9.71     23.98   69.63
7.500 -7.749                         406    107,266,630.12   9.17     264,203.52     7.545       7.287   78.06    699     357      2     64.89     7.70     22.83   71.92
7.750 -7.999                         491    129,489,670.44   11.07    263,726.42     7.819       7.559   78.35    695     357      2     67.44     4.56     24.20   67.14
8.000 -8.249                         390     98,101,563.32   8.39     251,542.47     8.018       7.764   79.25    702     358      2     57.71     3.06     16.84   67.42
8.250 -8.499                         151     39,954,206.89   3.42     264,597.40     8.322       8.063   79.05    700     357      3     54.01     5.74     12.33   61.54
8.500 -8.749                         137     30,060,802.75   2.57     219,421.92     8.547       8.280   80.73    685     357      3     61.50     2.68     16.75   65.65
8.750 -8.999                         249     54,129,436.60   4.63     217,387.30     8.782       8.523   79.68    682     357      2     45.02     2.12     12.08   45.16
9.000 -9.249                          28      5,630,463.81   0.48     201,087.99     9.040       8.771   81.33    696     358      2     29.78     0.00     0.92    87.83
9.250 -9.499                          29      6,222,723.40   0.53     214,576.67     9.292       9.029   81.48    695     358      2     35.16     0.82     12.76   78.43
9.500 -9.749                          30      7,710,057.88   0.66     257,001.93     9.500       9.242   80.29    690     358      2     36.81     3.42     7.18    57.49
9.750 -9.999                           5        807,447.44   0.07     161,489.49     9.846       9.550   83.01    669     357      3     17.56     0.00     17.56   100.00
Total:                             3,680  1,169,860,151.73  100.00    317,896.78     7.262       7.007   77.52    704     356      2     73.06     15.26    23.00   73.21
Min: 4.750
Max: 9.950
Wgt Avg: 7.262

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 15:10 Page 2 of 19

ARMT 2006-3                                                 Floaters                             Credit Suisse Securities (USA) LLC
Jul 20, 2006 15:10

                                                     Total                                                                                         Initial   Periodic Ceiling
                                   No of         Scheduled                                               Orig.                           Margin      Cap       Cap       Rate
Index                              Loans           Balance     %     Avg. Balance     WAC       Net WAC   LTV    FICO     WAM     AGE    (ARMs)    (ARMs)    (ARMs)    (ARMs)
______________________________________________________________________________________________________________________________________________________________________________
Libor -6 Month                     1,611    460,312,624.79   39.35    285,730.99     7.370        7.110  77.55    701     358      2      4.039     5.338     1.608    13.067
Libor -1 Year                        714    410,269,798.95   35.07    574,607.56     6.674        6.420  77.64    716     359      1      2.260     4.966     2.000    11.711
Fixed Rate                         1,350    297,272,832.04   25.41    220,202.10     7.908        7.659  77.34    693     352      2      0.000     0.000     0.000     0.000
Treasury -1 Year                       4      1,456,902.63   0.12     364,225.66     7.115        6.865  75.50    697     259     101     2.719     2.753     2.000    11.248
Libor -1 Month                         1        547,993.32   0.05     547,993.32     7.375        7.125  79.88    702     356      4      2.250     1.000     1.000    13.000
Total:                             3,680  1,169,860,151.73  100.00    317,896.78     7.262        7.007  77.52    704     356      2      3.199     5.156     1.793    12.426

                                                     Total                                                                                 %         %        %         %
                                   No of         Scheduled                                               Orig.                           Owner    Full-Alt Cashout    SFD
Product                            Loans           Balance     %     Avg. Balance     WAC      Net WAC    LTV    FICO     WAM    AGE   Occupied     Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
2yr Hybrid                           106     25,627,906.28   2.19     241,772.70     7.824       7.477   79.34    689     354      6      68.70    4.12     26.60   82.15
3yr Hybrid                           134     41,082,891.44   3.51     306,588.74     7.314       7.006   79.82    693     355      5      74.49    9.16     18.38   67.15
5yr Hybrid                         2,024    778,146,858.74   66.52    384,459.91     7.003       6.752   77.48    709     358      2      77.53    19.05    21.96   78.92
7yr Hybrid                            61     24,098,905.55   2.06     395,064.03     7.085       6.813   77.42    698     351      9      63.63    10.74    35.55   59.11
Fixed 15yr                            62      9,819,577.09   0.84     158,380.28     6.727       6.477   65.64    722     178      2      78.09    2.80     74.38   73.98
Fixed 20yr                             3        587,536.16   0.05     195,845.39     7.691       7.441   75.70    703     239      1      26.46    0.00     84.73   41.73
Fixed 30yr                         1,199    263,729,302.29   22.54    219,957.72     7.915       7.665   77.60    694     358      2      61.42    7.13     23.02   58.64
Fixed 40/30 Balloon                   86     23,136,416.50   1.98     269,028.10     8.346       8.096   79.33    666     358      2      67.59    8.48     24.58   60.69
Short Reset                            5      3,630,757.68   0.31     726,151.54     6.594       6.344   63.91    746     352      8      67.15    52.06    30.25   90.42
Total:                             3,680  1,169,860,151.73  100.00    317,896.78     7.262       7.007   77.52    704     356      2      73.06    15.26    23.00   73.21

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 15:10 Page 3 of 19

ARMT 2006-3                                                 Floaters                             Credit Suisse Securities (USA) LLC
Jul 20, 2006 15:10

                                                     Total                                                                                  %         %        %         %
                                   No of         Scheduled                                               Orig.                            Owner    Full-Alt Cashout    SFD
Months to Rate Reset               Loans           Balance     %     Avg. Balance     WAC      Net WAC    LTV     FICO     WAM    AGE   Occupied     Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
<= 0                               1,350    297,272,832.04   25.41    220,202.10     7.908       7.659   77.34    693      352      2     62.39     7.08     24.96   59.27
1 -6                                   5      3,695,302.17   0.32     739,060.43     6.721       6.471   64.53    741      346     14     74.58     59.75    22.87   97.44
7 -12                                  7      2,119,196.75   0.18     302,742.39     6.958       6.690   74.63    720      289     71     39.16     19.84    17.38   48.20
13 -18                                25      6,184,012.81   0.53     247,360.51     7.210       6.911   64.16    700      352      8     80.57     7.84     25.44   86.19
19 -24                                80     20,680,541.39   1.77     258,506.77     7.859       7.504   82.68    682      354      6     67.94     2.76     24.79   74.55
25 -30                                24      5,931,772.82   0.51     247,157.20     7.107       6.823   81.42    702      352      8     59.43     12.67    21.87   45.95
31 -36                               108     33,187,632.09   2.84     307,292.89     7.426       7.110   80.40    694      356      4     76.94     7.80     18.84   74.91
43 -48                                 4      6,954,456.36   0.59    1,738,614.09    6.337       6.087   72.89    675      346     14     47.23     49.99    50.01   51.97
49 -54                                16     11,672,169.25   1.00     729,510.58     6.916       6.650   68.45    685      350     10     93.83     4.88     57.24   94.53
55 -60                             2,004    759,520,233.13   64.92    379,002.11     7.010       6.760   77.66    710      359      1     77.56     18.98    21.16   78.93
73 -78                                 1        242,650.00   0.02     242,650.00     7.125       6.295  100.00    730      354      6      0.00     0.00     0.00     0.00
79 -84                                56     22,399,352.92   1.91     399,988.45     7.083       6.816   77.31    698      357      3     63.85     10.13    38.25   58.99
Total:                             3,680  1,169,860,151.73  100.00    317,896.78     7.262       7.007   77.52    704      356      2     73.06     15.26    23.00   73.21
Min: 1
Max: 84
Wgt Avg: 56

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 15:10 Page 4 of 19

ARMT 2006-3                                                 Floaters                             Credit Suisse Securities (USA) LLC
Jul 20, 2006 15:10

                                                     Total                                                                                  %         %        %         %
                                   No of         Scheduled                                               Orig.                            Owner    Full-Alt Cashout    SFD
Margin                             Loans           Balance     %     Avg. Balance     WAC       Net WAC   LTV    FICO     WAM     AGE   Occupied     Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
<= 0.000                           1,350    297,272,832.04   25.41    220,202.10     7.908        7.659  77.34    693     352      2      62.39     7.08     24.96   59.27
1.251 -1.500                           1      1,890,000.00   0.16    1,890,000.00    6.125        5.875  54.00    791     351      9     100.00    100.00    0.00    100.00
2.001 -2.250                         901    465,691,418.37   39.81    516,860.62     6.731        6.479  77.58    715     359      1      81.63     26.39    21.27   83.97
2.251 -2.500                          11      2,818,426.90   0.24     256,220.63     6.842        6.559  77.66    718     358      2      78.11     4.58     41.28   100.00
2.501 -2.750                          64     18,984,312.58   1.62     296,629.88     7.097        6.825  79.48    692     346     14      52.21     27.23    20.02   59.65
2.751 -3.000                          28     10,796,902.67   0.92     385,603.67     7.122        6.778  71.69    698     353      7      95.70     4.00     54.06   82.51
3.001 -3.250                         202     63,823,681.82   5.46     315,958.82     6.776        6.500  78.68    694     358      2      86.89     11.57    22.21   75.32
3.251 -3.500                          29      6,679,882.21   0.57     230,340.77     7.442        7.122  81.26    685     357      3      75.52     6.19     32.22   76.00
3.501 -3.750                          68     21,329,005.84   1.82     313,661.85     7.234        6.943  74.16    703     355      5      65.12     10.23    30.22   79.04
3.751 -4.000                          57     15,274,937.24   1.31     267,981.36     7.362        7.079  79.07    699     357      3      67.17     15.25    26.38   58.58
4.001 -4.250                          92     28,452,258.89   2.43     309,263.68     7.229        6.977  75.22    704     357      3      74.74     4.53     32.53   68.92
4.251 -4.500                         110     26,260,307.51   2.24     238,730.07     7.560        7.308  77.56    700     358      2      63.39     3.36     32.83   75.48
4.501 -4.750                          83     21,927,458.46   1.87     264,186.25     7.403        7.153  75.46    697     358      2      71.05     4.60     17.53   79.33
4.751 -5.000                         665    185,209,603.29   15.83    278,510.68     7.703        7.453  78.35    701     359      1      66.73     5.92     18.77   67.69
5.001 -5.250                           1        141,376.36   0.01     141,376.36     6.150        5.900  80.00    670     353      7     100.00     0.00     0.00    100.00
5.251 -5.500                           6      1,517,136.89   0.13     252,856.15     7.215        6.965  77.84    679     357      3     100.00     37.60    39.55   100.00
5.501 -5.750                           4        682,019.21   0.06     170,504.80     7.356        7.065  80.61    680     354      6      68.27     0.00     68.27   100.00
5.751 -6.000                           1         76,179.89   0.01      76,179.89     7.890        7.515  90.00    709     354      6      0.00      0.00     0.00    100.00
6.001 -6.250                           2        254,797.19   0.02     127,398.60     7.748        7.443  82.19    643     353      7     100.00     0.00     43.84   100.00
6.251 -6.500                           1        162,865.95   0.01     162,865.95     8.500        8.125  90.00    632     351      9     100.00     0.00    100.00   100.00
6.501 -6.750                           2        381,235.84   0.03     190,617.92     7.696        7.355  72.71    644     351      9     100.00     0.00     72.88   27.12
7.251 -7.500                           1         91,719.68   0.01      91,719.68     9.800        9.550  76.73    682     354      6      0.00      0.00     0.00    100.00
7.501 -7.750                           1        141,792.90   0.01     141,792.90     9.750        9.375  90.00    625     354      6     100.00     0.00    100.00   100.00
Total:                             3,680  1,169,860,151.73  100.00    317,896.78     7.262        7.007  77.52    704     356      2      73.06     15.26    23.00   73.21
Min: 1.375
Max: 7.750
Wgt Avg: 3.199

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 15:10 Page 5 of 19

ARMT 2006-3                                                 Floaters                             Credit Suisse Securities (USA) LLC
Jul 20, 2006 15:10

                                          Total                                                                                          Periodic     %         %        %         %
                                   No of  Scheduled                                                      Orig.                             Cap      Owner    Full-Alt Cashout    SFD
Rate Change Frequency              Loans  Balance              %     Avg. Balance     WAC      Net WAC    LTV    FICO     WAM      AGE    (ARMs)   Occupied    Doc     Refi      PUD
_____________________________________________________________________________________________________________________________________________________________________________________
0                                  1,350  297,272,832.04     25.41    220,202.10     7.908       7.659   77.34    693     352       2     0.000     62.39     7.08     24.96   59.27
1                                      1  547,993.32         0.05     547,993.32     7.375       7.125   79.88    702     356       4     1.000     100.00    0.00     0.00    100.00
6                                  1,611  460,312,624.79     39.35    285,730.99     7.370       7.110   77.55    701     358       2     1.608     70.52     9.44     23.25   70.91
12                                   718  411,726,701.58     35.19    573,435.52     6.675       6.422   77.63    716     358       2     2.000     83.59     27.70    21.35   85.82
Total:                             3,680  1,169,860,151.73  100.00    317,896.78     7.262       7.007   77.52    704     356       2     1.793     73.06     15.26    23.00   73.21

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 15:10 Page 6 of 19

ARMT 2006-3                                                 Floaters                             Credit Suisse Securities (USA) LLC
Jul 20, 2006 15:10

                                               Total                                                                                        %         %        %         %
                                   No of     Scheduled                                                   Orig.                            Owner    Full-Alt Cashout    SFD
Scheduled Balances ($)             Loans      Balance          %     Avg. Balance     WAC       Net WAC   LTV    FICO     WAM     AGE   Occupied     Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
0.00 -24,999.99                        7      150,718.95     0.01      21,531.28     7.540        7.277  72.82    707     283      2      41.86     0.00     57.35   86.37
25,000.00 -49,999.99                  60    2,462,631.58     0.21      41,043.86     7.953        7.695  76.17    712     339      2      17.33     5.58     32.19   72.36
50,000.00 -74,999.99                 134    8,304,960.53     0.71      61,977.32     7.998        7.738  75.78    696     347      2      21.89     14.02    36.65   78.12
75,000.00 -99,999.99                 221   19,507,551.22     1.67      88,269.46     7.833        7.578  78.34    696     350      2      38.48     15.16    23.77   72.66
100,000.00 -124,999.99               253   28,585,823.66     2.44     112,987.45     7.704        7.448  77.23    695     355      2      47.78     10.61    18.91   71.22
125,000.00 -149,999.99               248   34,161,858.39     2.92     137,749.43     7.643        7.386  78.14    700     352      2      54.50     10.35    16.18   62.61
150,000.00 -174,999.99               245   39,912,570.66     3.41     162,908.45     7.728        7.466  78.69    696     356      2      50.24     11.97    18.47   65.67
175,000.00 -199,999.99               270   50,634,444.32     4.33     187,534.98     7.705        7.449  78.33    697     358      2      56.49     10.42    16.83   75.84
200,000.00 -249,999.99               401   89,842,223.28     7.68     224,045.44     7.572        7.316  78.20    699     355      2      61.50     8.47     23.92   74.73
250,000.00 -299,999.99               339   92,869,697.36     7.94     273,951.91     7.602        7.342  78.41    692     354      2      66.11     8.28     26.47   70.17
300,000.00 -399,999.99               413  143,127,828.00     12.23    346,556.48     7.487        7.231  78.76    695     354      3      75.59     7.58     26.12   68.79
400,000.00 -499,999.99               402  180,979,219.46     15.47    450,197.06     7.080        6.822  78.32    705     357      2      78.87     19.69    25.05   70.06
500,000.00 -599,999.99               308  167,575,653.15     14.32    544,076.80     7.037        6.784  78.39    712     358      2      84.78     14.84    17.40   70.90
600,000.00 -699,999.99               163  104,659,077.55     8.95     642,080.23     7.035        6.781  77.21    712     359      1      77.92     16.02    26.32   72.43
700,000.00 -799,999.99                79   58,552,925.10     5.01     741,176.27     6.953        6.702  77.56    714     359      1      87.09     20.19    13.78   86.06
800,000.00 -899,999.99                43   36,329,458.35     3.11     844,871.12     6.790        6.540  77.20    714     359      1      93.03     14.07    16.43   90.89
900,000.00 -999,999.99                50   48,129,662.19     4.11     962,593.24     6.944        6.694  73.95    713     359      1      86.00     32.26    31.99   85.98
1,000,000.00 -1,099,999.99            18   18,213,939.68     1.56    1,011,885.54    6.837        6.587  71.47    725     358      2      77.30     44.88    16.47   94.51
1,100,000.00 -1,199,999.99             6    6,817,968.87     0.58    1,136,328.15    6.839        6.589  77.81    734     359      1      50.46     67.58    16.13   83.71
1,200,000.00 -1,999,999.99            15   24,005,833.40     2.05    1,600,388.89    6.823        6.573  67.69    704     356      4      80.80     15.31    12.48   74.93
2,000,000.00 -2,999,999.99             1    2,000,000.00     0.17    2,000,000.00    6.250        6.000  76.92    767     359      1      0.00     100.00   100.00    0.00
3,000,000.00 -3,099,999.99             1    3,048,670.67     0.26    3,048,670.67    6.625        6.375  55.45    698     349     11     100.00     0.00    100.00   100.00
3,100,000.00 >=                        3    9,987,435.36     0.85    3,329,145.12    6.587        6.337  69.54    682     347     13      66.56     33.44    66.56   66.56
Total:                             3,680  1,169,860,151.73  100.00    3 17,896.78    7.262        7.007  77.52    704     356      2      73.06     15.26    23.00   73.21
Min: 15,714.19
Max: 3,499,312.60
Avg: 317,896.78

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 15:10 Page 7 of 19

ARMT 2006-3                                                 Floaters                             Credit Suisse Securities (USA) LLC
Jul 20, 2006 15:10

                                          Total                                                                                             %         %        %         %
                                   No of  Scheduled                                                      Orig.                            Owner    Full-Alt Cashout    SFD
FICO                               Loans  Balance              %     Avg. Balance     WAC       Net WAC   LTV    FICO     WAM     AGE   Occupied     Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
<= 0                                  17  5,194,809.62       0.44     305,577.04     7.650        7.400  68.74     0      335     25      45.54     11.11    19.55   69.42
576 -600                               1  336,000.00         0.03     336,000.00     8.125        7.875  80.00    598     357      3     100.00    100.00    0.00    100.00
601 -625                             101  26,854,339.77      2.30     265,884.55     7.667        7.400  79.13    622     357      3      80.79     20.08    26.56   69.66
626 -650                             407  112,262,919.85     9.60     275,830.27     7.592        7.330  77.45    639     357      2      83.27     17.71    33.71   75.64
651 -675                             677  192,858,285.31     16.49    284,871.91     7.473        7.216  76.97    664     357      2      75.99     15.20    31.26   71.64
676 -700                             727  234,463,939.44     20.04    322,508.86     7.300        7.047  77.04    688     357      2      71.68     17.46    29.81   71.42
701 -725                             683  226,562,006.43     19.37    331,715.97     7.131        6.878  78.03    712     356      2      73.61     9.52     17.83   73.61
726 -750                             518  184,507,476.81     15.77    356,192.04     7.082        6.829  77.58    737     358      2      73.06     12.01    13.64   77.97
751 -775                             335  113,292,560.84     9.68     338,186.75     7.098        6.845  78.52    763     355      2      65.30     18.27    15.55   67.89
776 -800                             177  61,583,512.24      5.26     347,929.45     7.025        6.769  77.15    786     355      2      65.27     23.60    14.74   73.89
801 -825                              37  11,944,301.42      1.02     322,818.96     6.970        6.720  78.67    807     352      2      54.43     26.29    5.64    85.97
Total:                             3,680  1,169,860,151.73   100.00   317,896.78     7.262        7.007  77.52    704     356      2      73.06     15.26    23.00   73.21
Min: 598
Max: 816
Wgt Avg: 704

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 15:10 Page 8 of 19

ARMT 2006-3                                                 Floaters                             Credit Suisse Securities (USA) LLC
Jul 20, 2006 15:10

                                                     Total                                                                                  %         %        %       %
                                   No of         Scheduled                                               Orig.                            Owner    Full-Alt Cashout   SFD
Original LTV Ratio (%)             Loans           Balance      %     Avg. Balance     WAC      Net WAC    LTV     FICO     WAM     AGE  Occupied     Doc     Refi    PUD
___________________________________________________________________________________________________________________________________________________________________________
<= 50.000                             47      8,125,266.97    0.69    172,878.02     6.968       6.716   34.54    711      301       4    91.92     4.33     56.14   79.86
50.001 -55.000                        18      8,143,033.22    0.70    452,390.73     6.892       6.625   52.96    741      344      10    83.29     23.21    60.33   80.68
55.001 -60.000                        38     15,826,746.33    1.35    416,493.32     6.844       6.587   58.18    695      353       3    74.54     6.32     70.91   82.97
60.001 -65.000                       108     47,815,820.45    4.09    442,739.08     7.013       6.758   63.99    687      356       4    72.88     5.04     69.19   62.78
65.001 -70.000                       261     81,056,050.71    6.93    310,559.58     7.300       7.047   69.15    691      355       2    64.00     7.48     41.83   72.13
70.001 -75.000                       343    126,337,026.34   10.80    368,329.52     7.190       6.939   74.12    704      357       2    62.43     18.24    35.06   71.75
75.001 -80.000                     2,594    827,206,824.54   70.71    318,892.38     7.257       7.006   79.77    707      357       2    75.75     16.53    15.03   73.71
80.001 -85.000                        26      5,632,316.09    0.48    216,627.54     7.445       7.176   84.05    670      351       2    77.45     26.48    60.60   73.79
85.001 -90.000                       159     29,787,153.63    2.55    187,340.59     7.994       7.665   89.69    695      356       4    48.97     10.43    24.73   71.72
90.001 -95.000                        78     17,801,915.26    1.52    228,229.68     7.856       7.523   94.71    687      355       5    92.92     11.39    11.48   80.04
95.001 -100.000                        8      2,127,998.19    0.18    265,999.77     7.637       7.178  100.00    728      357       3    46.92     19.63    0.00    80.85
Total:                             3,680  1,169,860,151.73  100.00    317,896.78     7.262       7.007   77.52    704      356       2    73.06     15.26    23.00   73.21
Min: 10.200
Max: 100.000
Wgt Avg: 77.524

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 15:10 Page 9 of 19

ARMT 2006-3                                                 Floaters                             Credit Suisse Securities (USA) LLC
Jul 20, 2006 15:10

                                                    Total                                                                                  %         %        %      %
                                   No of        Scheduled                                               Orig.                            Owner    Full-Alt Cashout  SFD
Combined LTV Ratio (%)             Loans          Balance     %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE  Occupied     Doc     Refi    PUD
___________________________________________________________________________________________________________________________________________________________________________
<= 50.000                             43     7,517,980.76    0.64     174,836.76     6.928       6.678  34.11    713      297       4    93.38     4.68     58.12   84.32
50.001 -55.000                        13     5,556,529.23    0.47     427,425.33     6.873       6.598  52.63    756      337      14    82.39     34.01    59.50   71.69
55.001 -60.000                        29    11,580,756.91    0.99     399,336.45     6.878       6.619  58.02    691      350       4    67.27     0.00     90.27   81.29
60.001 -65.000                        79    35,045,363.91    3.00     443,612.20     7.000       6.744  63.81    682      356       4    69.75     4.03     80.08   70.75
65.001 -70.000                       135    43,582,701.91    3.73     322,834.83     7.150       6.896  68.67    685      352       2    71.15     9.45     65.98   74.74
70.001 -75.000                       177    76,866,294.34    6.57     434,272.85     6.958       6.707  73.11    708      356       2    67.21     26.50    48.70   77.51
75.001 -80.000                       710   263,033,000.07   22.48     370,469.01     6.903       6.650  78.65    716      355       2    71.16     23.51    32.75   80.06
80.001 -85.000                        68    25,353,076.97    2.17     372,839.37     7.178       6.923  76.71    687      357       2    79.85     18.04    37.81   73.57
85.001 -90.000                       724   225,605,539.70   19.28     311,609.86     7.307       7.046  79.85    703      358       2    61.03     9.96     16.25   71.20
90.001 -95.000                       655   174,071,721.10   14.88     265,758.35     7.645       7.386  80.28    701      358       2    59.65     13.76    9.49    65.52
95.001 -100.000                    1,047   301,647,186.83   25.78     288,106.20     7.484       7.231  79.56    702      358       2    92.60     12.46    2.59    71.58
Total:                             3,680  1,169,860,151.73 100.00     317,896.78     7.262       7.007  77.52    704      356       2    73.06     15.26    23.00   73.21
Min: 10.200
Max: 100.000
Wgt Avg: 87.248

                                                    Total                                                                                  %         %        %      %
                                   No of        Scheduled                                               Orig.                            Owner    Full-Alt Cashout  SFD
DTI Ratio (%)                      Loans          Balance     %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE  Occupied     Doc     Refi    PUD
___________________________________________________________________________________________________________________________________________________________________________
<= 20.00                             975   269,149,810.77   23.01     276,051.09     7.581       7.325  76.66    705      356       2    70.93     3.62     29.13   72.39
20.01 -25.00                         145    45,297,740.14    3.87     312,398.21     7.229       6.975  74.74    702      353       3    65.92     4.11     33.45   67.82
25.01 -30.00                         228    64,584,722.82    5.52     283,266.33     7.155       6.900  76.61    713      356       2    54.95     14.76    21.62   72.98
30.01 -35.00                         365   115,197,268.33    9.85     315,608.95     7.140       6.886  76.55    708      356       2    70.59     13.14    27.45   74.76
35.01 -40.00                         665   205,766,674.15   17.59     309,423.57     7.183       6.927  78.37    705      356       2    76.46     14.98    19.68   73.59
40.01 -45.00                         747   272,837,242.59   23.32     365,243.97     7.232       6.978  77.88    698      357       2    78.75     15.43    17.28   71.91
45.01 -50.00                         446   148,297,730.91   12.68     332,506.12     7.190       6.931  79.20    703      358       2    74.53     27.13    19.73   74.17
50.01 -55.00                          91    42,728,291.83    3.65     469,541.67     6.661       6.409  77.87    713      358       2    70.71     58.92    25.89   82.24
55.01 >=                              18     6,000,670.19    0.51     333,370.57     6.928       6.643  76.74    713      358       2    70.79     65.99    33.61   82.41
Total:                             3,680  1,169,860,151.73 100.00     317,896.78     7.262       7.007  77.52    704      356       2    73.06     15.26    23.00   73.21
Min: 5.73
Max: 59.25
Wgt Avg: 38.62

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 15:10 Page 10 of 19

ARMT 2006-3                                                 Floaters                             Credit Suisse Securities (USA) LLC
Jul 20, 2006 15:10

                                          Total                                                                                            %         %        %         %
                                   No of  Scheduled                                                     Orig.                            Owner    Full-Alt Cashout    SFD
Documentation Type                 Loans  Balance             %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM    AGE   Occupied     Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
Reduced                            2,276  737,314,022.88    63.03     323,951.68     7.282       7.029  77.76    704      357      2      70.73    0.00     19.16   72.18
Full/Alternative                     463  178,559,279.79    15.26     385,657.19     6.654       6.399  78.09    704      358      2      74.52   100.00    30.20   76.09
No Income/ No Asset                  529  138,151,702.73    11.81     261,156.34     7.632       7.375  76.04    707      356      2      83.99    0.00     35.70   78.21
Stated Income/Stated                 412  115,835,146.33    9.90      281,153.27     7.634       7.367  76.95    699      351      3      72.64    0.00     21.27   69.40
Assets
Total:                             3,680  1,169,860,151.73 100.00     317,896.78     7.262       7.007  77.52    704      356      2     73.06     15.26    23.00   73.21

                                          Total                                                                                            %         %        %         %
                                   No of  Scheduled                                                      Orig.                           Owner    Full-Alt Cashout    SFD
Property Type                      Loans  Balance              %     Avg. Balance     WAC      Net WAC    LTV    FICO     WAM     AGE   Occupied    Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
Single Family Residence            1,926  592,327,333.74     50.63    307,542.75     7.230       6.973   77.13    702     356      2     78.36     15.16    29.29   100.00
PUD                                  716  264,179,712.02     22.58    368,966.08     7.063       6.811   78.34    710     357      2     77.97     17.45    15.73   100.00
2-4 Family                           564  183,650,874.58     15.70    325,622.12     7.643       7.391   77.22    702     356      2     61.39     8.18     21.07    0.00
Condo                                462  127,784,124.90     10.92    276,589.01     7.270       7.008   78.10    705     357      3     55.68     21.58    11.71    0.00
Condotel                               7  1,210,812.46       0.10     172,973.21     8.103       7.853   79.24    719     359      1      0.00     0.00     15.18    0.00
Co-op                                  5  707,294.03         0.06     141,458.81     7.616       7.366   69.05    700     358      2     100.00    12.26    31.76    0.00
Total:                             3,680  1,169,860,151.73  100.00    317,896.78     7.262       7.007   77.52    704     356      2     73.06     15.26    23.00   73.21

                                          Total                                                                                            %         %           %      %
                                   No of  Scheduled                                                      Orig.                           Owner    Full-Alt Cashout    SFD
Mortgage Loan Purpose              Loans  Balance              %     Avg. Balance     WAC      Net WAC    LTV    FICO     WAM     AGE  Occupied     Doc       Refi    PUD
___________________________________________________________________________________________________________________________________________________________________________
Purchase                           2,528  780,338,573.91     66.70    308,678.23     7.365       7.110   79.22    708     358       2     70.85    12.69      0.00  70.19
Refinance -Cashout                   835  269,124,259.69     23.00    322,304.50     7.141       6.885   73.68    691     353       2     76.83    20.03    100.00  79.91
Refinance -Rate Term                 317  120,397,318.13     10.29    379,802.27     6.868       6.615   75.13    706     355       3     78.97    21.27      0.00  77.84
Total:                             3,680  1,169,860,151.73  100.00    317,896.78     7.262       7.007   77.52    704     356       2     73.06    15.26     23.00  73.21

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 15:10 Page 11 of 19

ARMT 2006-3                                                 Floaters                             Credit Suisse Securities (USA) LLC
Jul 20, 2006 15:10

                                          Total                                                                                            %         %        %         %
                                   No of  Scheduled                                                      Orig.                           Owner    Full-Alt Cashout    SFD
Occupancy Type                     Loans  Balance              %     Avg. Balance     WAC       Net WAC   LTV    FICO     WAM     AGE   Occupied    Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
Primary                            2,326  854,749,762.02     73.06    367,476.25     7.120        6.865  77.52    701     356      2     100.00    15.57    24.19   78.40
Investment                         1,146  243,672,091.95     20.83    212,628.35     7.781        7.526  77.27    710     356      3      0.00     11.71    22.12   57.17
Second Home                          208  71,438,297.76      6.11     343,453.35     7.203        6.935  78.49    716     358      2      0.00     23.76    11.83   65.85
Total:                             3,680  1,169,860,151.73  100.00    317,896.78     7.262        7.007  77.52    704     356      2     73.06     15.26    23.00   73.21

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 15:10 Page 12 of 19

ARMT 2006-3                                                 Floaters                             Credit Suisse Securities (USA) LLC
Jul 20, 2006 15:10

                                                Total                                                                                          %     %        %          %
                                     No of    Scheduled                                                  Orig.                             Owner  Full-Alt Cashout     SFD
State                                Loans     Balance         %     Avg. Balance     WAC       Net WAC   LTV    FICO     WAM      AGE  Occupied    Doc      Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
Alabama                                 22   2,636,346.42    0.23     119,833.93     7.460        7.189  78.33   678      338        3     62.26   4.34     35.00    93.50
Alaska                                   1    321,567.00     0.03     321,567.00     8.875        8.625  80.00   641      359        1    100.00   0.00      0.00     0.00
Arizona                                182  51,642,953.05    4.41     283,752.49     7.299        7.044  78.10   716      357        3     66.14   13.09    15.56    89.95
Arkansas                                10   1,272,827.86    0.11     127,282.79     7.592        7.325  81.99   699      358        2     20.33   41.70    15.19    29.97
California                             621  326,509,911.33   27.91    525,780.86     6.780        6.526  76.65   713      357        2     85.03   19.65    25.61    83.04
Colorado                                54  16,847,428.64    1.44     311,989.42     7.242        6.988  77.58   704      356        2     66.95   17.82    19.94    78.94
Connecticut                             46  13,396,937.18    1.15     291,237.76     7.448        7.197  77.39   702      359        1     73.19   21.66    28.90    66.49
Delaware                                12   3,177,398.98    0.27     264,783.25     7.267        7.017  77.52   697      354        1     87.86   25.27    50.34    100.00
District of Columbia                    15   5,875,831.85    0.50     391,722.12     7.603        7.353  77.14   684      358        2     69.48   21.62    29.03    53.10
Florida                                538  140,966,848.06   12.05    262,020.16     7.599        7.336  78.69   700      357        2     54.09   9.55     15.53    72.17
Georgia                                 72  12,936,894.84    1.11     179,679.10     7.505        7.249  77.69   689      356        2     65.17   19.24    10.84    93.03
Hawaii                                  11   8,510,179.53    0.73     773,652.68     6.942        6.692  78.45   739      359        1     53.09   68.07    23.50    45.45
Idaho                                   35   5,757,035.48    0.49     164,486.73     7.602        7.350  79.15   730      355        2     15.58   19.74     9.52    72.93
Illinois                               137  37,330,303.06    3.19     272,483.96     7.462        7.197  78.53   700      357        2     78.31   11.52    28.25    62.28
Indiana                                 17   1,831,984.49    0.16     107,763.79     7.624        7.348  79.55   716      357        3     74.67   5.23     13.80    87.51
Iowa                                     1    96,179.51      0.01      96,179.51     6.625        6.375  79.96   628      358        2    100.00  100.00    100.00   100.00
Kansas                                   4   1,393,931.88    0.12     348,482.97     6.804        6.535  75.36   761      358        2    100.00   86.03    13.97    100.00
Kentucky                                 3    381,886.99     0.03     127,295.66     7.365        7.115  78.06   692      357        3     63.42   0.00     63.42    63.42
Louisiana                                3    456,333.31     0.04     152,111.10     7.012        6.762  80.00   691      357        3     74.06   0.00     44.70    100.00
Maine                                    4    884,691.27     0.08     221,172.82     7.777        7.520  88.66   707      359        1    100.00   0.00     11.92    73.50
Maryland                               118  36,599,726.00    3.13     310,167.17     7.322        7.071  78.12   691      357        2     81.86   17.81    33.15    94.40
Massachusetts                           68  21,637,066.67    1.85     318,192.16     7.770        7.514  78.38   693      355        2     83.35   9.62     34.49    32.60
Michigan                                50   7,194,834.72    0.62     143,896.69     7.696        7.439  79.48   700      358        2     60.42   5.74     31.86    76.64
Minnesota                               37   9,059,021.60    0.77     244,838.42     7.208        6.955  77.63   703      359        1     77.44   25.38    29.38    84.74
Mississippi                              6    774,240.00     0.07     129,040.00     7.454        7.204  80.00   703      359        1     24.28   34.05     0.00    100.00
Missouri                                24   3,784,949.57    0.32     157,706.23     7.582        7.332  79.05   720      348        2     57.74   18.03    16.89    68.19
Montana                                  9   2,286,878.90    0.20     254,097.66     6.941        6.691  69.73   697      359        1     35.77   47.17    66.47    70.54
Nebraska                                 3    369,097.21     0.03     123,032.40     7.663        7.413  80.00   723      357        3     58.95   0.00     100.00   100.00
Nevada                                 229  68,472,245.95    5.85     299,005.44     7.321        7.070  77.79   696      357        2     71.41   10.45    14.05    85.89
New Hampshire                           12   2,990,382.81    0.26     249,198.57     7.887        7.626  80.65   718      358        2     67.47   6.34     15.15    36.17
New Jersey                             308  100,100,027.31   8.56     325,000.09     7.645        7.394  77.56   697      357        2     71.51   8.38     28.73    47.87
New Mexico                              26   5,541,969.15    0.47     213,152.66     7.048        6.798  78.25   722      358        2     16.19   48.58     9.14    66.13
New York                               269  118,353,014.61   10.12    439,974.03     7.384        7.130  75.77   699      353        3     77.44   8.91     19.71    41.22
North Carolina                          61  11,065,473.59    0.95     181,401.21     7.495        7.210  78.94   707      358        2     56.58   18.95    17.91    82.60
Ohio                                    36   4,520,193.17    0.39     125,560.92     7.546        7.275  81.75   710      355        2     70.41   21.99    42.30    84.47
Oklahoma                                23   2,376,833.22    0.20     103,340.57     8.076        7.826  81.70   710      355        1     46.01   3.73     12.16    68.73
Continued...

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 15:10 Page 13 of 19

ARMT 2006-3                                                 Floaters                             Credit Suisse Securities (USA) LLC
Jul 20, 2006 15:10

....continued
                                                    Total                                                                                  %         %        %         %
                                   No of        Scheduled                                               Orig.                            Owner    Full-Alt Cashout    SFD
State                              Loans          Balance     %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
Oregon                                34     8,718,795.87   0.75      256,435.17     7.271       7.020  76.14    704      346      8     62.31     32.96    33.70   88.27
Pennsylvania                          93    12,333,560.26   1.05      132,618.93     7.844       7.592  76.12    691      355      2     64.67     4.97     43.21   78.29
Rhode Island                           9     2,186,188.49   0.19      242,909.83     8.084       7.834  78.46    694      358      2     44.93     25.19    9.71     8.04
South Carolina                        64    15,490,629.75   1.32      242,041.09     7.392       7.140  76.21    700      357      1     69.87     10.16    32.46   78.87
South Dakota                           2       439,415.83   0.04      219,707.92     6.753       6.503  80.00    678      360      0     100.00    0.00     0.00    100.00
Tennessee                             12     2,706,965.29   0.23      225,580.44     7.183       6.911  77.68    675      358      2     74.79     31.58    0.96    86.20
Texas                                142    20,855,822.40   1.78      146,871.99     7.601       7.347  79.44    697      346      2     57.97     4.47     22.33   85.64
Utah                                  42     9,950,547.04   0.85      236,917.79     7.379       7.129  79.81    715      358      2     69.78     22.13    15.15   89.92
Vermont                                1       127,889.79   0.01      127,889.79     6.750       6.500  80.00    669      359      1     100.00    0.00     0.00    100.00
Virginia                             133    43,331,430.47   3.70      325,800.23     7.260       7.006  79.50    696      357      2     79.93     21.26    16.61   92.94
Washington                            69    24,579,496.05   2.10      356,224.58     6.964       6.714  77.22    715      357      1     74.97     23.71    29.28   88.99
West Virginia                          3       472,566.06   0.04      157,522.02     7.543       7.293  77.46    706      358      2      0.00     66.02    16.86   100.00
Wisconsin                              9     1,313,419.22   0.11      145,935.47     8.250       7.985  81.37    698      358      2     68.22     0.00     18.73   75.65
Total:                             3,680  1,169,860,151.73 100.00     317,896.78     7.262       7.007  77.52    704      356      2     73.06     15.26    23.00   73.21

                                                     Total                                                                                 %         %        %         %
                                   No of         Scheduled                                               Orig.                           Owner    Full-Alt Cashout    SFD
Original Term                      Loans           Balance     %     Avg. Balance     WAC      Net WAC    LTV    FICO     WAM    AGE   Occupied     Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
180                                   62      9,819,577.09   0.84     158,380.28     6.727       6.477   65.64    722     178      2      78.09    2.80     74.38   73.98
240                                    3        587,536.16   0.05     195,845.39     7.691       7.441   75.70    703     239      1      26.46    0.00     84.73   41.73
360                                3,615  1,159,453,038.48   99.11    320,733.90     7.267       7.011   77.63    704     358      2      73.05    15.38    22.54   73.22
Total:                             3,680  1,169,860,151.73  100.00    317,896.78     7.262       7.007   77.52    704     356      2      73.06    15.26    23.00   73.21
Min: 180
Max: 360
Wgt Avg: 358

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 15:10 Page 14 of 19

ARMT 2006-3                                                 Floaters                             Credit Suisse Securities (USA) LLC
Jul 20, 2006 15:10

                                                     Total                                                                                  %         %           %      %
                                   No of         Scheduled                                               Orig.                            Owner    Full-Alt Cashout    SFD
Remaining Term to Stated           Loans           Balance     %     Avg. Balance     WAC       Net WAC   LTV    FICO     WAM     AGE   Occupied     Doc       Refi    PUD
Maturity
___________________________________________________________________________________________________________________________________________________________________________
169 -180                              62      9,819,577.09   0.84     158,380.28     6.727        6.477  65.64    722     178      2      78.09     2.80      74.38  73.98
205 -216                               1        360,503.63   0.03     360,503.63     7.000        6.750  51.33     0      211     149    100.00     0.00       0.00  100.00
229 -240                               3        587,536.16   0.05     195,845.39     7.691        7.441  75.70    703     239      1      26.46     0.00      84.73  41.73
265 -276                               2        778,578.64   0.07     389,289.32     7.011        6.761  80.00     0      272     88      45.53     0.00       0.00  45.53
277 -288                               1        317,820.36   0.03     317,820.36     7.500        7.250  91.89    697     282     78     100.00    100.00      0.00  100.00
301 -312                               1        420,391.94   0.04     420,391.94     7.125        6.875  66.92    737     308     52      0.00     100.00      0.00   0.00
337 -348                               9     10,057,273.49   0.86    1,117,474.83    6.323        6.069  71.44    669     346     14      59.09     44.51     38.24  38.99
349 -360                           3,601  1,147,518,470.42   98.09    318,666.61     7.275        7.020  77.69    704     358      2      73.20     15.08     22.44  73.55
Total:                             3,680  1,169,860,151.73  100.00    317,896.78     7.262        7.007  77.52    704     356      2      73.06     15.26     23.00  73.21
Min: 175
Max: 360
Wgt Avg: 356

                                                     Total                                                                                  %         %           %      %
                                   No of         Scheduled                                               Orig.                            Owner    Full-Alt Cashout    SFD
First Payment Date                 Loans           Balance     %     Avg. Balance     WAC      Net WAC    LTV    FICO     WAM     AGE   Occupied     Doc       Refi    PUD
___________________________________________________________________________________________________________________________________________________________________________
1994                                   1        360,503.63   0.03     360,503.63     7.000       6.750   51.33     0      211     149    100.00     0.00       0.00  100.00
1999                                   2        778,578.64   0.07     389,289.32     7.011       6.761   80.00     0      272     88      45.53     0.00       0.00  45.53
2000                                   1        317,820.36   0.03     317,820.36     7.500       7.250   91.89    697     282     78     100.00    100.00      0.00  100.00
2002                                   1        420,391.94   0.04     420,391.94     7.125       6.875   66.92    737     308     52      0.00     100.00      0.00   0.00
2005                                  42     30,774,855.77   2.63     732,734.66     6.694       6.434   67.75    695     349     11      74.64     24.55     36.89  73.28
2006                               3,633  1,137,208,001.39   97.21    313,021.75     7.278       7.023   77.79    704     357      2      73.05     14.97     22.67  73.24
Total:                             3,680  1,169,860,151.73  100.00    317,896.78     7.262       7.007   77.52    704     356      2      73.06     15.26     23.00  73.21

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 15:10 Page 15 of 19

ARMT 2006-3                                                 Floaters                             Credit Suisse Securities (USA) LLC
Jul 20, 2006 15:10

                                                     Total                                                                                 %         %        %         %
                                   No of         Scheduled                                               Orig.                           Owner    Full-Alt Cashout    SFD
Zipcode                            Loans           Balance     %     Avg. Balance     WAC       Net WAC   LTV    FICO     WAM     AGE   Occupied    Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
11208                                 11      5,492,991.39   0.47     499,362.85     7.886        7.636  79.08    704     356      4     48.75     0.00     0.00     0.00
11233                                 10      5,214,888.64   0.45     521,488.86     7.545        7.295  77.07    711     358      2     74.81     9.20     0.00     0.00
11221                                  8      4,467,697.28   0.38     558,462.16     7.419        7.169  77.67    682     359      1     100.00    0.00     21.95    0.00
89135                                  5      4,253,735.07   0.36     850,747.01     7.108        6.858  68.50    700     359      1     54.64     0.00     5.51    94.49
94010                                  3      4,153,122.74   0.36    1,384,374.25    6.674        6.424  68.62    683     350     10     100.00    11.75    75.80   88.25
Other                              3,643  1,146,277,716.61   97.98    314,652.13     7.260        7.005  77.58    704     356      2     73.04     15.49    23.10   74.05
Total:                             3,680  1,169,860,151.73  100.00    317,896.78     7.262        7.007  77.52    704     356      2     73.06     15.26    23.00   73.21

                                               Total                                                                                       %         %        %         %
                                   No of     Scheduled                                                   Orig.                           Owner    Full-Alt Cashout    SFD
Prepay Penalty                     Loans      Balance          %     Avg. Balance     WAC       Net WAC   LTV    FICO     WAM     AGE  Occupied     Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
0                                  2,409   790,180,669.32    67.54    328,011.90     7.244        6.989  77.28    706     356       2     73.43    16.13    23.79   69.80
4                                      8    1,964,776.17     0.17     245,597.02     7.851        7.601  81.57    732     356       4     56.38    0.00     0.00    90.90
6                                     37   11,011,908.65     0.94     297,619.15     7.494        7.244  78.22    705     357       3     87.02    2.79     18.41   86.04
12                                   192   98,664,613.84     8.43     513,878.20     6.726        6.473  77.81    713     359       1     82.80    23.03    19.04   82.30
24                                   164   35,749,610.70     3.06     217,985.43     7.572        7.300  80.60    700     357       3     75.75    11.10    20.76   83.75
36                                   841   213,754,659.67    18.27    254,167.25     7.540        7.287  77.68    695     358       2     67.05    9.39     21.63   78.27
60                                    29   18,533,913.38     1.58     639,100.46     6.882        6.632  77.84    705     359       1     63.51    21.90    36.07   82.44
Total:                             3,680  1,169,860,151.73  100.00    317,896.78     7.262        7.007  77.52    704     356       2     73.06    15.26    23.00   73.21

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 15:10 Page 16 of 19

ARMT 2006-3                                                 Floaters                             Credit Suisse Securities (USA) LLC
Jul 20, 2006 15:10

                                                    Total                                                                                      %  %           %      %
                                   No of        Scheduled                                                Orig.                             Owner  Full-Alt Cashout  SFD
First Periodic Rate Cap            Loans          Balance  %         Avg. Balance     WAC     Net WAC      LTV   FICO     WAM    AGE    Occupied  Doc       Refi    PUD
___________________________________________________________________________________________________________________________________________________________________________
0.000                              1,350  297,272,832.04    25.41     220,202.10     7.908       7.659  77.34    693      352       2     62.39    7.08     24.96   59.27
1.000                                  3  3,282,993.32      0.28     1,094,331.11    6.655       6.405  61.15    743      352       8     74.26    57.57    25.74   100.00
2.000                                 44  10,874,959.82     0.93      247,158.18     6.923       6.653  77.32    706      348      12     64.36    8.80     11.92   68.15
3.000                                186  49,773,034.39     4.25      267,596.96     7.696       7.352  80.72    688      353       7     71.43    7.87     20.55   73.98
5.000                              1,104  527,295,910.01    45.07     477,623.11     6.849       6.597  77.49    713      358       2     80.73    23.63    22.83   80.73
6.000                                993  281,360,422.15    24.05     283,343.83     7.298       7.048  77.41    702      358       2     70.60    9.31     22.11   73.61
Total:                             3,680  1,169,860,151.73 100.00     317,896.78     7.262       7.007  77.52    704      356       2     73.06    15.26    23.00   73.21
Min: 1.000
Max: 6.000
Wgt Avg: 5.156

                                                     Total                                                                                  %         %        %         %
                                   No of         Scheduled                                                Orig.                           Owner    Full-Alt Cashout    SFD
Annualized Periodic Rate Cap       Loans           Balance  %        Avg. Balance     WAC      Net WAC      LTV  FICO     WAM     AGE   Occupied     Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
0.000                              1,350  297,272,832.04     25.41    220,202.10     7.908        7.659  77.34    693     352      2      62.39     7.08      24.96  59.27
1.000                                  1  129,000.00         0.01     129,000.00     6.000        5.750  75.88    669     359      1     100.00    100.00      0.00  100.00
2.000                              1,331  591,908,305.16     50.60    444,709.47     6.916        6.656  77.62    711     358      2      79.38     22.14     22.84  80.02
4.000                                997  280,002,021.21     23.93    280,844.55     7.309        7.058  77.51    701     358      2      70.99     9.41      21.34  73.57
12.000                                 1  547,993.32         0.05     547,993.32     7.375        7.125  79.88    702     356      4     100.00     0.00       0.00  100.00
Total:                             3,680  1,169,860,151.73  100.00    317,896.78     7.262        7.007  77.52    704     356      2      73.06     15.26     23.00  73.21
Min: 1.000
Max: 12.000
Wgt Avg: 2.648

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 15:10 Page 17 of 19

ARMT 2006-3                                                 Floaters                             Credit Suisse Securities (USA) LLC
Jul 20, 2006 15:10

                                          Total                                                                                            %         %        %      %
                                   No of  Scheduled                                                     Orig.                            Owner    Full-Alt Cashout  SFD
Periodic Rate Cap                  Loans  Balance             %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE  Occupied     Doc     Refi    PUD
___________________________________________________________________________________________________________________________________________________________________________
0.000                              1,350  297,272,832.04    25.41     220,202.10     7.908       7.659  77.34    693      352       2    62.39     7.08     24.96   59.27
1.000                                616  180,987,596.90    15.47     293,811.03     7.465       7.189  77.60    700      356       4    69.90     9.53     26.12   66.91
2.000                              1,714  691,599,722.79    59.12     403,500.42     6.932       6.680  77.58    710      358       2    78.48     20.28    21.35   80.86
Total:                             3,680  1,169,860,151.73 100.00     317,896.78     7.262       7.007  77.52    704      356       2    73.06     15.26    23.00   73.21
Min: 1.000
Max: 2.000
Wgt Avg: 1.793

                                          Total                                                                                            %         %        %         %
                                   No of  Scheduled                                                      Orig.                           Owner    Full-Alt Cashout    SFD
Maximum Rate                       Loans  Balance              %     Avg. Balance     WAC       Net WAC   LTV    FICO     WAM     AGE   Occupied    Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
<= 9.000                           1,350  297,272,832.04     25.41    220,202.10     7.908        7.659  77.34    693     352      2     62.39     7.08     24.96   59.27
9.001 -10.000                          3  2,604,991.44       0.22     868,330.48     6.348        6.098  57.17    791     321     39     100.00    72.55    0.00    100.00
10.001 -11.000                        73  43,601,919.04      3.73     597,286.56     5.882        5.632  77.92    715     357      3     79.05     47.05    24.97   76.86
11.001 -12.000                       599  328,223,333.49     28.06    547,952.14     6.538        6.287  76.70    717     358      2     88.97     29.88    22.93   86.83
12.001 -13.000                       782  274,592,698.99     23.47    351,141.56     7.226        6.973  77.10    703     358      2     71.85     8.58     26.49   72.08
13.001 >=                            873  223,564,376.73     19.11    256,087.49     7.792        7.520  79.66    698     358      2     63.92     6.03     16.11   72.14
Total:                             3,680  1,169,860,151.73  100.00    317,896.78     7.262        7.007  77.52    704     356      2     73.06     15.26    23.00   73.21
Min: 9.875
Max: 15.950
Wgt. Avg: 12.426

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 15:10 Page 18 of 19

ARMT 2006-3                                                 Floaters                             Credit Suisse Securities (USA) LLC
Jul 20, 2006 15:10

                                                     Total                                                                                 %         %        %         %
                                   No of         Scheduled                                               Orig.                           Owner    Full-Alt Cashout    SFD
Interest Only Period               Loans           Balance     %     Avg. Balance     WAC       Net WAC   LTV    FICO     WAM     AGE   Occupied    Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
0                                  1,563    354,014,552.97   30.26    226,496.83     7.655        7.397  77.17    690     352      3     63.86     8.04     32.37   64.93
36                                     1        445,389.86   0.04     445,389.86     6.500        6.250  80.00    798     352      8     100.00    0.00     0.00    100.00
60                                   543    312,203,754.68   26.69    574,960.87     6.719        6.461  77.78    718     359      1     85.59     26.82    16.73   86.97
84                                     5      5,022,500.00   0.43    1,004,500.00    7.120        6.870  73.24    686     356      4     71.43     9.56     22.25   75.76
120                                1,568    498,173,954.22   42.58    317,712.98     7.326        7.074  77.65    706     358      2     71.75     13.23    20.31   70.43
Total:                             3,680  1,169,860,151.73  100.00    317,896.78     7.262        7.007  77.52    704     356      2     73.06     15.26    23.00   73.21

                                                       Total
                                     No of         Scheduled                               MTR                         Margin    Net Margin                      Orig.
Group                                Loans           Balance  %          Avg. Balance    (ARMs)      WAC     Net WAC   (ARMs)      (ARMs)       WAM        AGE    LTV     FICO
________________________________________________________________________________________________________________________________________________________________________________
4A                                   2,330    872,587,319.69  74.59        374,501.00       56      7.042     6.785     3.199      2.942        358         2   77.59      708
4B                                   1,350    297,272,832.04  25.41        220,202.10        0      7.908     7.659     0.000      0.000        352         2   77.34      693
Total:                               3,680  1,169,860,151.73  100.00       317,896.78       56      7.262     7.007     3.199      2.942        356         2   77.52      704

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 15:10 Page 19 of 19

ARMT 2006-3 Group 4 Faxtor Strats 7-20-06

 Range of Credit Scores  Number of Loans  Aggregate Principal Balance    % of Deal        % California    % Ohio     % Michigan      % IOs        % Neg Am          LTV              DTI
                         -----------------------------------------------------------------------------------------------------------------------------------------------------------------------
          <550                         17              5,194,809.62                0.44               13         0              0            0              0            68.74             31.6
        550-575                         0                      0.00                   0                0         0              0            0              0                0                0
        575-600                         1                336,000.00                0.03                0         0              0          100              0               80            49.29
        600-625                       101             26,854,339.77                 2.3             4.97      0.95           1.48        37.41              0            79.13            40.09
        625-650                       407            112,262,919.85                 9.6            18.39      0.28           0.77        43.02              0            77.45            39.72
        650-675                       677            192,858,285.31               16.49             21.8      0.31            0.3        61.72              0            76.97             39.5
        675-700                       727            234,463,939.44               20.04            29.27      0.58           0.99        72.36              0            77.04            38.58
        700-725                       683            226,562,006.43               19.37            29.45      0.03           0.36        77.55              0            78.03            38.64
        725-750                       518            184,507,476.81               15.77            35.17      0.41           0.57        79.47              0            77.58            37.96
          >750                        549            186,820,374.50               15.97            32.97      0.63           0.63        78.23              0            78.07            37.69
                         -----------------------------------------------------------------------------------------------------------------------------------------------------------------------

         % IOs               % California                    % Ohio          % Michigan
                         ---------------------------------------------------------------
          Yes                       35.73                      0.23                0.32
           No                        9.89                      0.75                1.29
                         ---------------------------------------------------------------

        Doc type          Number of Loans      Aggregate Principal Balance    % of Deal       % California   % Ohio     % Michigan      % IOs           % Neg Am          DTI              FICO             LTV
                         ---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Full/Alternative                      463            178,559,279.79               15.26            35.94      0.56           0.23        84.06              0            41.26              704           78.09
Limited                               471            278,294,241.13               23.79            59.85      0.17           0.68        94.67              0            37.87              720           77.38
No Income/No Asset                    529            138,151,702.73               11.81            11.88      0.71           1.12        57.16              0            37.63              707           76.04
No Ratio                              348             96,586,098.97                8.26             8.36       0.5           0.08        57.36              0            41.76              691            78.3
Stated Income                       1,457            362,433,682.78               30.98            14.73      0.34           0.57        56.33              0             37.8              696            77.9
Stated/Stated                         412            115,835,146.33                 9.9            15.46       0.3           1.05        55.02              0            38.89              699           76.95
                         ---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

          CLTV             Number of Loans      Aggregate Principal Balance    % of Deal      % California    % Ohio     % Michigan      % IOs          % Neg Am          DTI              FICO
                         -----------------------------------------------------------------------------------------------------------------------------------------------------------------------
<=25.00                                 9                859,864.79                0.07            48.01         0              0         5.81              0            28.21              717
25.01 - 30.00                           5              2,452,000.13                0.21             9.85         0              0            0              0            39.45              738
30.01 - 35.00                           3                239,493.09                0.02            23.73         0              0            0              0            19.09              666
35.01 - 40.00                          13              1,723,357.84                0.15            11.95         0           4.64        16.02              0             33.9              686
40.01 - 45.00                          12              1,761,139.96                0.15             16.7         0              0            0              0             38.3              712
45.01 - 50.00                           1                482,124.95                0.04                0         0              0            0              0                0              701
50.01 - 55.00                          13              5,556,529.23                0.47            27.78         0              0        38.69              0               24              756
55.01 - 60.00                          29             11,580,756.91                0.99            54.68      1.01           0.65        54.46              0            34.09              691
60.01 - 65.00                          79             35,045,363.91                   3             27.8         0              0        57.05              0            34.82              682
65.01 - 70.00                         135             43,582,701.91                3.73            35.04      0.19           0.16        51.85              0            35.22              685
70.01 - 75.00                         177             76,866,294.34                6.57            38.57      0.08           1.76        76.78              0            37.49              708
75.01 - 80.00                         710            263,033,000.07               22.48             37.8      0.41           0.67        71.33              0            37.67              716
80.01 - 85.00                          68             25,353,076.97                2.17            30.76      0.25           0.23        61.01              0            39.07              687
85.01 - 90.00                         724            225,605,539.70               19.28             28.5      0.58           0.77        71.18              0            38.72              703
90.01 - 95.00                         655            174,071,721.10               14.88            10.32      0.55           0.71        63.49              0             38.4              701
95.01 +                             1,047            301,647,186.83               25.78             24.3      0.28           0.28        76.67              0            40.93              702
                         -----------------------------------------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                   Selected aggregate mortgage pool data
-------------------------------------------------------------------------------------------------------------------
                                                   Weighted Average                      Min                  Max
-------------------------------------------------------------------------------------------------------------------
1st Lien                                                   100.00
2nd Lien                                                     0.00
with silent seconds                                         59.41
Gross Coupon                                                7.262                        4.750               9.950
Original LTV                                                77.52                        10.20              100.00
Original CLTV                                               87.25                        10.20              100.00
Original CLTV with silent seconds                           94.63                        36.79              100.00
FICO                                                          704                          598                 816
DTI                                                         38.62                         5.73               59.25
ARM %                                                       74.59
FRM %                                                       25.41
Loan size                                        1,169,860,151.73                    15,714.19        3,499,312.60
-------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
table 1    Range of credit scores            Number of Loans   Aggregate Principal   % of Deal    % California     % Ohio      % Michigan       % IOs        % Neg Am       WA FICO        WA LTV        WA CLTV      % Investor       % PMI
                                                                    Balance
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
           400 - 424
           425 - 449
           450 - 474
           475 - 499
           500 - 524
           525 - 549
           550 - 574
           575 - 599                                     1           336,000.00          0.03              0             0             0            100             0            598            80            100             0             0
           600 - 624                                    84        21,927,303.22          1.87           6.09          1.16          1.81          36.11             0            622         79.58          90.06         16.33          9.29
           625 - 649                                   407       111,984,859.85          9.57          17.92          0.28          0.77          44.42             0            638         77.32          86.04         12.39          3.99
           650 - 674                                   658       189,123,379.91         16.17           21.3          0.32          0.27          59.64             0            663         77.01          87.24         18.71          2.97
           675 - 699                                   734       232,307,301.80         19.86          29.45          0.58          1.03          72.34             0            687         76.99          87.47         24.37          2.42
           700 - 724                                   679       227,474,305.95         19.44          28.94          0.03          0.35          77.53             0            711         78.02          87.86         19.98          1.95
           725 - 749                                   534       186,732,287.14         15.96          35.87          0.41          0.56          80.14             0            736         78.26          89.25         21.45          3.08
           >750                                        566       194,779,904.24         16.65          32.31          0.61           0.6          77.52             0            772         77.49          85.11         24.79           3.2
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
table 2    CLTV (with silent seconds)      Number of Loans    Aggregate Principal      % of Deal    % California     % Ohio      % Michigan       % IOs        % Neg Am       WA FICO        WA LTV        WA CLTV      % Investor       % PMI
                                                                     Balance
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
           < 15.00                                       3           147,423.44          0.01              0             0             0              0             0            753          12.2           12.2             0             0
           15.01 - 20.00                                 3           497,575.32          0.04          59.87             0             0              0             0            713         18.01          18.01             0             0
           20.01 - 25.00                                 3           214,866.03          0.02          53.48             0             0          23.27             0            702         23.24          23.24             0             0
           25.01 - 30.00                                 5         2,452,000.13          0.21           9.85             0             0              0             0            738         28.51          28.51             0             0
           30.01 - 35.00                                 3           239,493.09          0.02          23.73             0             0              0             0            666         31.62          31.62             0             0
           35.01 - 40.00                                13         1,723,357.84          0.15          11.95             0          4.64          16.02             0            686         36.88          37.92          19.7             0
           40.01 - 45.00                                12         1,761,139.96          0.15           16.7             0             0              0             0            712         42.91          42.91          6.52             0
           45.01 - 50.00                                 1           482,124.95          0.04              0             0             0              0             0            701            50             50             0             0
           50.01 - 55.00                                13         5,556,529.23          0.47          27.78             0             0          38.69             0            756         52.63          52.63          6.29             0
           55.01 - 60.00                                29        11,580,756.91          0.99          54.68          1.01          0.65          54.46             0            691         58.02          58.02          25.9             0
           60.01 - 65.00                                79        35,045,363.91             3           27.8             0             0          57.05             0            682         63.81          63.99         24.69             0
           65.01 - 70.00                               135        43,582,701.91          3.73          35.04          0.19          0.16          51.85             0            685         68.67          68.86          27.3             0
           70.01 - 75.00                               177        76,866,294.34          6.57          38.57          0.08          1.76          76.78             0            708         73.11          73.91          21.3             0
           75.01 - 80.00                               710       263,033,000.07         22.48           37.8          0.41          0.67          71.33             0            716         78.65          79.44            21             0
           80.01 - 85.00                                68        25,353,076.97          2.17          30.76          0.25          0.23          61.01             0            687         76.71          83.87         18.89         18.56
           85.01 - 90.00                               724       225,605,539.70         19.28           28.5          0.58          0.77          71.18             0            703         79.85          89.75         30.95          8.13
           90.01 - 95.00                               655       174,071,721.10         14.88          10.32          0.55          0.71          63.49             0            701         80.28          94.84         33.93          5.11
           95.01 - 100.00                            1,047       301,647,186.83         25.78           24.3          0.28          0.28          76.67             0            702         79.56          99.93          4.65          0.73
           > 100.00
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
table 3         DTI                        Number of Loans    Aggregate Principal    % of Deal     % California     % Ohio      % Michigan       % IOs        % Neg Am       WA FICO        WA LTV        WA CLTV      % Investor       % PMI
                                                                    Balance
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
           00.00 - 05.00                               866       237,340,609.76         20.29          10.51          0.51          0.69          58.15             0            702         76.69          85.93         19.65          4.83
           05.01 - 10.00                                15         6,784,509.86          0.58           7.37             0             0          88.02             0            729         77.25          79.23         21.44             0
           10.01 - 15.00                                32         7,370,947.32          0.63          13.79          0.45             0          58.16             0            710         77.91          82.88         31.32          1.94
           15.01 - 20.00                                62        17,653,743.83          1.51          24.15          0.66          5.31          74.08             0            739         75.48          81.17         29.25           2.2
           20.01 - 25.00                               145        45,297,740.14          3.87          20.61          0.26          1.09          70.78             0            702         74.74           81.1         29.96          1.09
           25.01 - 30.00                               228        64,584,722.82          5.52          25.46          0.65          0.16          65.29             0            713         76.61          84.43         34.95          1.87
           30.01 - 35.00                               365       115,197,268.33          9.85          29.26          0.95          0.37          73.83             0            708         76.55             85         24.04             3
           35.01 - 40.00                               665       205,766,674.15         17.59          31.93          0.31          0.47          67.31             0            705         78.37          88.66            20          2.61
           40.01 - 45.00                               747       272,837,242.59         23.32          35.84          0.21          0.52          73.34             0            698         77.88          89.84         16.35          1.22
           45.01 - 50.00                               446       148,297,730.91         12.68          32.23          0.21          0.24          76.76             0            703          79.2          90.53         19.72          5.02
           50.01 - 55.00                                91        42,728,291.83          3.65          47.61             0          1.44          86.93             0            713         77.87           82.1         17.56          1.02
           55.01 - 60.00                                18         6,000,670.19          0.51          78.22             0          3.97          94.14             0            713         76.74          80.71         29.21           7.2
           >60.00
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
table 4    Loan purpose                     Number of Loans    Aggregate Principal    % of Deal    % California     % Ohio      % Michigan       % IOs        % Neg Am       WA FICO        WA LTV        WA CLTV      % Investor       % PMI
                                                                     Balance
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
           Cash Out Refi                               835       269,124,259.69            23          31.07          0.71          0.85          57.42             0            691         73.68          77.05         20.03          3.09
           Purchase                                  2,528       780,338,573.91          66.7          25.16          0.28          0.28          72.66             0            708         79.22          91.56         21.69          2.99
           Rate/Term Refi                              317       120,397,318.13         10.29          38.66          0.34          2.24          78.33             0            706         75.13          82.08         17.06          2.04
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
table 5    Occupation type                 Number of Loans    Aggregate Principal    % of Deal     % California     % Ohio      % Michigan       % IOs        % Neg Am       WA FICO        WA LTV        WA CLTV      % Investor       % PMI
                                                                     Balance
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
           Investor                                  1,146       243,672,091.95         20.83          16.29          0.55          1.03          56.07             0            710         77.27          85.73           100          2.95
           Owner Occupied                            2,326       854,749,762.02         73.06          32.48          0.37          0.51          73.55             0            701         77.52          87.85             0          2.62
           Second Home                                 208        71,438,297.76          6.11          12.87             0          0.46          70.72             0            716         78.49          85.23             0          6.39
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
table 6    Documentation type              Number of Loans    Aggregate Principal    % of Deal    % California     % Ohio      % Michigan       % IOs        % Neg Am       WA FICO        WA LTV        WA CLTV      % Investor       % PMI
                                                                    Balance
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
           Full                                        463       178,559,279.79         15.26          35.94          0.56          0.23          84.06             0            704         78.09          85.59         15.98          3.95
           No Doc                                      529       138,151,702.73         11.81          11.88          0.71          1.12          57.16             0            707         76.04          82.68         12.16          6.02
           Reduced                                   2,688       853,149,169.21         72.93          28.83           0.3          0.61          68.78             0            704         77.65          88.33         23.25           2.2
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
table 7    Property type                   Number of Loans    Aggregate Principal     % of Deal    % California     % Ohio      % Michigan       % IOs        % Neg Am       WA FICO        WA LTV        WA CLTV      % Investor       % PMI
                                                                    Balance
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
           Single Family                             1,926       592,327,333.74         50.63          34.16          0.56          0.93           68.6             0            702         77.13             86         17.35          2.89
           PUD                                         716       264,179,712.02         22.58          26.04          0.18             0          83.41             0            710         78.34          88.34         13.83          3.21
           Condomium                                   474       129,702,231.39         11.09          24.93             0          1.06          71.94             0            705         78.06          87.64          25.8          4.62
           2 - 4 Family                                564       183,650,874.58          15.7          12.55          0.38          0.17          52.21             0            702         77.22          89.42         38.61          1.39
           Manufactured housing
           Townhouse
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
table 8    Product Type                    Number of Loans    Aggregate Principal     % of Deal    % California     % Ohio      % Michigan       % IOs        % Neg Am       WA FICO        WA LTV        WA CLTV      % Investor       % PMI
                                                                     Balance
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
           Short Reset                                   5         3,630,757.68          0.31          38.37             0             0          90.42             0            746         63.91          66.93         25.88          9.58
           2yr Hybrid                                  106        25,627,906.28          2.19          18.64          2.91             2          35.76             0            689         79.34          84.26         22.88         13.24
           3yr Hybrid                                  134        41,082,891.44          3.51          25.97             0          0.33          60.65             0            693         79.82          86.48         19.98          6.68
           5yr Hybrid                                2,024       778,146,858.74         66.52          36.15          0.26          0.44          86.26             0            709         77.48          87.09         15.59          2.04
           7yr Hybrid                                   61        24,098,905.55          2.06          43.24             0             0             84             0            698         77.42          86.06          23.8         11.95
           Fixed 15yr                                   62         9,819,577.09          0.84          12.98          0.66             0              0             0            722         65.64          66.74         21.91          2.45
           Fixed 20yr                                    3           587,536.16          0.05              0             0             0              0             0            703          75.7           75.7         73.54         15.27
           Fixed 30yr                                1,199       263,729,302.29         22.54            6.1          0.63          1.16          32.99             0            694          77.6           88.8         34.92          3.13
           Fixed 40/30 Balloon                          86        23,136,416.50          1.98            2.6             0          0.43              0             0            666         79.33          92.89         29.86          1.29
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
table 9    IO's                             Number of Loans    Aggregate Principal    % of Deal    % California     % Ohio      % Michigan       % IOs        % Neg Am       WA FICO        WA LTV        WA CLTV      % Investor       % PMI
                                                                    Balance
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
           No                                        1,563       354,014,552.97         30.26           9.89          0.75          1.29              0             0            690         77.17          85.29         30.24          5.14
           Yes                                       2,117       815,845,598.76         69.74          35.73          0.23          0.32            100             0            710         77.68           88.1         16.75          1.96
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
table 10   IO Term                         Number of Loans    Aggregate Principal     % of Deal    % California     % Ohio      % Michigan       % IOs        % Neg Am       WA FICO        WA LTV        WA CLTV      % Investor       % PMI
                                                                    Balance
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
           No                                        1,563       354,014,552.97         30.26           9.89          0.75          1.29              0             0            690         77.17          85.29         30.24          5.14
           24
           36                                            1           445,389.86          0.04            100             0             0            100             0            798            80            100             0             0
           60                                          543       312,203,754.68         26.69          57.36           0.2          0.29            100             0            718         77.78          84.38          5.95          1.44
           >60                                       1,573       503,196,454.22         43.01          22.25          0.25          0.34            100             0            706         77.61          90.39         23.46          2.28
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
table 11   Prepayment penalty               Number of Loans    Aggregate Principal    % of Deal    % California     % Ohio      % Michigan       % IOs        % Neg Am       WA FICO        WA LTV        WA CLTV      % Investor       % PMI
                                                                    Balance
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
           0                                         2,409       790,180,669.32         67.54          24.81          0.29          0.29          66.56             0            706         77.28          86.36         19.91          3.47
           4                                             8         1,964,776.17          0.17          27.36             0             0          44.56             0            732         81.57          90.99         43.62         15.88
           6                                            37        11,011,908.65          0.94          19.66             0             0          78.07             0            705         78.22          92.26         12.98          1.91
           12                                          192        98,664,613.84          8.43          72.04             0          0.75          93.77             0            713         77.81          85.94         12.35          0.56
           24                                          164        35,749,610.70          3.06           7.25          0.88          2.84          64.64             0            700          80.6          91.86         20.83          4.72
           36                                          841       213,754,659.67         18.27          22.13          0.88          1.47          69.97             0            695         77.68          90.32         27.64          1.85
           60                                           29        18,533,913.38          1.58          36.85             0             0          82.34             0            705         77.84          84.21         28.75             0
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
table 12   Loan size                       Number of Loans    Aggregate Principal     % of Deal    % California     % Ohio      % Michigan       % IOs        % Neg Am       WA FICO        WA LTV        WA CLTV      % Investor       % PMI
                                                                     Balance
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
           0.00 - 100.000                              424        30,625,862.28          2.62           0.49          4.55           6.2          21.27             0            697         77.45          86.07          64.8          10.6
           100.001 - 200.000                         1,025       155,294,697.03         13.27           2.65           0.7          1.49          50.51             0            697         78.18          89.91         40.87          4.93
           200.001 - 300.000                           739       183,511,920.64         15.69           9.49          0.39          0.12          55.94             0            695         78.32          89.77         29.81          4.81
           300.001 - 400.000                           409       142,527,828.00         12.18          14.72          0.22          0.28          54.16             0            696         78.74          90.41         18.65          4.61
           400.001 - 500.000                           407       184,079,219.46         15.74          41.43          0.26          0.54          77.45             0            705         78.29          87.15         16.71          2.43
           500.001 - 600.000                           305       166,875,653.15         14.26          42.33          0.31             0          82.75             0            711         78.44          88.08          9.16          1.26
           600.001 - 700.000                           161       104,059,077.55           8.9          43.75             0          0.62          87.12             0            712         77.18           85.8         13.08          1.22
           700.001 - 800.000                            74        55,152,925.10          4.71          44.47             0          1.34          90.65             0            716         77.54          85.26          8.37             0
           > 800.001                                   136       147,732,968.52         12.63          45.29             0             0          87.82             0            713         72.93          79.44         10.02             0
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
table 13   Geographic distribution         Number of Loans    Aggregate Principal     % of Deal       % IOs        % Neg Am       WA FICO        WA LTV        WA CLTV      % Investor       % PMI
                                                                    Balance
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
           California                                  621       326,509,911.33         27.91          89.28             0           713          76.65         84.72          12.16          0.23
           Florida                                     538       140,966,848.06         12.05          67.77             0           700          78.69         88.74          29.36          6.67
           Ohio                                         36         4,520,193.17          0.39          41.53             0           710          81.75         87.98          29.59         13.48
           Michigan                                     50         7,194,834.72          0.62          36.58             0           700          79.48         85.01          34.97         11.76
           Texas                                       142        20,855,822.40          1.78          33.71             0           697          79.44         89.13          38.96          5.44
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
table 14   Geographic distribution        Number of Loans      Aggregate Principal      % of Deal     % IOs         % Neg Am      WA FICO        WA LTV        WA CLTV      % Investor       % PMI
           (<575 credit score)                                      Balance
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
           California                                    2           675,580.17          0.06              0             0             0             80            80          62.77             0
           Florida
           Ohio
           Michigan
-           Texas                                         2           173,777.48          0.01              0             0             0          73.32         73.32              0             0
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

ARMT 2006-3 Group 4 HBOS Strats 7-20-06

Pool Data

----------------------------------------------------------------
                           Pool Summary
Total Issue Balance (USD)                         1,169,860,152
Original Mortgage Pool Balance (USD)              1,171,445,063
Current Mortgage Pool Balance (USD)               1,169,860,152
Total Number of Loans                                     3,680
Average Loan Balance (USD)                              317,897
1st lien (%age)                                          100.0%
2nd lien (%age)                                            0.0%
WA FICO                                                     704
 - Minimum FICO                                             598
 - Maximum FICO                                             816
WA LTV                                                    77.5%
 - Minimum LTV                                            10.2%
 - Maximum LTV                                           100.0%
WA DTI                                                    38.6%
 - Minimum DTI                                             5.7%
 - Maximum DTI                                            59.3%
WA Age (Months)                                               2
WA Remaining Term (Months)                                  356
North California (% of Pool)                              10.0%
South California (% of Pool)                              17.9%
----------------------------------------------------------------

-----------------------------------------------
              North California
% of State                                35.9
WA FICO                                    713
 - Minimum FICO                            622
 - Maximum FICO                            816
WA LTV                                    75.5
 - Minimum LTV                            19.1
 - Maximum LTV                            92.9
Highest Zip-Code Density (% of State)     3.54
Zip-Code with Highest Density            94010
-----------------------------------------------

-----------------------------------------------
              South California
% of State                                64.1
WA FICO                                    713
Minimum FICO                               620
Maximum FICO                               810
WA LTV                                    77.3
Minimum LTV                               30.8
Maximum LTV                               91.9
Highest Zip-Code Density (% of State)     1.78
Zip-Code with Highest Density            92127
-----------------------------------------------

-----------------------------------------------------------------
          Classification                   Total           Check
Mortgage Type                              1,169,860,152     [ ]
Loan-to-Value                              1,169,860,151     [ ]
FICO                                       1,169,860,153     [ ]
Purpose                                    1,169,860,152     [ ]
Occupancy                                  1,169,860,152     [ ]
Loan Balance                               1,169,860,152     [ ]
Property Type                              1,169,860,152     [ ]
Documentation Type                         1,169,860,152     [ ]
Fixed Period                               1,169,860,152     [ ]
Geographic Distribution                    1,169,860,151     [ ]
-----------------------------------------------------------------

---------------------------------------------------------
                      Per Annum Fees
Servicer Fees (bps)                              0.25415
Average Cost of Carry per Annum
---------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
              Mortgage Type                                WA LTV    WA FICO                        Balance   % of Pool
Fixed Rate Mortgage                                         77%        688                        143,734,609     12.3%
Adjustable Rate Mortgage                                    77%        691                        210,279,944     18.0%
Option ARMs                                                  0%                                                    0.0%
Interest Only Mortgage                                      78%        710                        815,845,599     69.7%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                   LTV                                     WA LTV    WA FICO                         Balance  % of Pool
0.01-20.00                                                  17%        722                            644,999      0.1%
20.01-25.00                                                 22%        734                            326,033      0.0%
25.01-30.00                                                 29%        738                          2,452,000      0.2%
30.01-35.00                                                 32%        666                            239,493      0.0%
35.01-40.00                                                 38%        679                          1,962,716      0.2%
40.01-45.00                                                 43%        709                          2,017,901      0.2%
45.01-50.00                                                 50%        701                            482,125      0.0%
50.01-55.00                                                 53%        741                          8,143,033      0.7%
55.01-60.00                                                 58%        695                         15,826,746      1.4%
60.01-65.00                                                 64%        687                         47,815,820      4.1%
65.01-70.00                                                 69%        691                         81,056,051      6.9%
70.01-75.00                                                 74%        704                        126,337,026     10.8%
75.01-80.00                                                 80%        707                        827,206,825     70.7%
80.01-85.00                                                 84%        670                          5,632,316      0.5%
85.01-90.00                                                 90%        695                         29,787,154      2.5%
90.01-95.00                                                 95%        687                         17,801,915      1.5%
95.01-100.00                                               100%        728                          2,127,998      0.2%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                  FICO                                   WA LTV     WA FICO                        Balance    % of Pool
321 - 340                                                                                                          0.0%
341 - 360                                                                                                          0.0%
361 - 380                                                                                                          0.0%
381 - 400                                                                                                          0.0%
401 - 420                                                                                                          0.0%
421 - 440                                                                                                          0.0%
441 - 460                                                                                                          0.0%
461 - 480                                                                                                          0.0%
481 - 500                                                                                                          0.0%
501 - 520                                                                                                          0.0%
521 - 540                                                                                                          0.0%
541 - 560                                                                                                          0.0%
561 - 580                                                                                                          0.0%
581 - 600                                                   80%        598                            336,000      0.0%
601 - 620                                                   79%        620                          5,736,391      0.5%
621 - 640                                                   78%        631                         78,144,552      6.7%
641 - 660                                                   77%        651                        113,160,299      9.7%
661 - 680                                                   77%        670                        178,789,986     15.3%
681 - 700                                                   77%        691                        190,608,257     16.3%
701 - 720                                                   78%        710                        183,537,402     15.7%
721 - 740                                                   79%        730                        157,887,635     13.5%
741 - 760                                                   77%        750                        116,236,571      9.9%
761 - 780                                                   79%        770                         83,394,532      7.1%
781 - 800                                                   77%        789                         44,889,417      3.8%
801 - 820                                                   79%        807                         11,944,301      1.0%
> 820                                                                                                              0.0%
Unknown                                                     69%          -                          5,194,810      0.4%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                   LTV                                      MIG%     WA FICO            Balance with MIG      % of Pool
0.01-20.00                                                   0%        722                                  0      0.0%
20.01-25.00                                                  0%        734                                  0      0.0%
25.01-30.00                                                  0%        738                                  0      0.0%
30.01-35.00                                                  0%        666                                  0      0.0%
35.01-40.00                                                  0%        679                                  0      0.0%
40.01-45.00                                                  0%        709                                  0      0.0%
45.01-50.00                                                  0%        701                                  0      0.0%
50.01-55.00                                                  0%        741                                  0      0.0%
55.01-60.00                                                  0%        695                                  0      0.0%
60.01-65.00                                                  0%        687                                  0      0.0%
65.01-70.00                                                  0%        691                                  0      0.0%
70.01-75.00                                                  0%        704                                  0      0.0%
75.01-80.00                                                  0%        707                             82,497      0.0%
80.01-85.00                                                 84%        670                          4,706,292      0.4%
85.01-90.00                                                 62%        695                         18,340,031      1.6%
90.01-95.00                                                 50%        687                          8,895,406      0.8%
95.01-100.00                                               100%        728                          2,127,998      0.2%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                 Purpose                                  WA LTV     WA FICO                      Balance     % of Pool
Purchase                                                    79%        708                        780,338,574     66.7%
Cash-Out/Refinancing                                        74%        691                        269,124,260     23.0%
Refinancing                                                 75%        706                        120,397,318     10.3%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                Occupancy                                 WA LTV     WA FICO                      Balance     % of Pool
Owner                                                       78%        701                        854,749,762     73.1%
Investment                                                  77%        710                        243,672,092     20.8%
2nd Home                                                    79%        716                         71,438,298      6.1%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
              Loan Balance                                WA LTV     WA FICO                      Balance     % of Pool
<$200,000                                                   78%        697                        185,920,559     15.9%
<$400,000                                                   79%        696                        326,039,749     27.9%
<$600,000                                                   78%        708                        350,954,873     30.0%
>$600,000                                                   75%        713                        306,944,971     26.2%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
              Property Type                                WA LTV    WA FICO                      Balance     % of Pool
SFR                                                         77%        702                        592,327,334     50.6%
PUD                                                         78%        710                        264,179,712     22.6%
CND                                                         78%        705                        129,702,231     11.1%
2-4 Family                                                  77%        702                        183,650,875     15.7%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
           Documentation Type                              WA LTV    WA FICO                      Balance     % of Pool
Full                                                        78%        704                        178,559,280     15.3%
Stated                                                      77%        699                        115,835,146      9.9%
Reduced                                                     78%        704                        737,314,023     63.0%
None                                                        76%        707                        138,151,703     11.8%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
          Fixed Period (Months)                            WA LTV    WA FICO                      Balance     % of Pool
                 </= 12                                     77%        694                        300,903,590     25.7%
             >12 and </= 36                                 80%        692                         66,710,798      5.7%
             >36 and </= 60                                 78%        709                        777,604,212     66.5%
                   >60                                      78%        699                         24,641,552      2.1%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
         Geographic Distribution                           WA LTV    WA FICO                         Balance  % of Pool
AK                                                          80%        641                            321,567      0.0%
AL                                                          78%        678                          2,636,346      0.2%
AR                                                          82%        699                          1,272,828      0.1%
AS                                                           0%                                                    0.0%
AZ                                                          78%        716                         51,642,953      4.4%
CA                                                          77%        713                        326,509,911     27.9%
CO                                                          78%        704                         16,847,429      1.4%
CT                                                          77%        702                         13,396,937      1.1%
CZ                                                           0%                                                    0.0%
DC                                                          77%        684                          5,875,832      0.5%
DE                                                          78%        697                          3,177,399      0.3%
FL                                                          79%        700                        140,966,848     12.0%
GA                                                          78%        689                         12,936,895      1.1%
GU                                                           0%                                                    0.0%
HI                                                          78%        739                          8,510,180      0.7%
IA                                                          80%        628                             96,180      0.0%
ID                                                          79%        730                          5,757,035      0.5%
IL                                                          79%        700                         37,330,303      3.2%
IN                                                          80%        716                          1,831,984      0.2%
KS                                                          75%        761                          1,393,932      0.1%
KY                                                          78%        692                            381,887      0.0%
LA                                                          80%        691                            456,333      0.0%
MA                                                          78%        693                         21,637,067      1.8%
MD                                                          78%        691                         36,599,726      3.1%
ME                                                          89%        707                            884,691      0.1%
MI                                                          80%        700                          7,194,835      0.6%
MN                                                          78%        703                          9,059,022      0.8%
MO                                                          79%        720                          3,784,950      0.3%
MS                                                          80%        703                            774,240      0.1%
MT                                                          70%        697                          2,286,879      0.2%
NC                                                          79%        707                         11,065,474      0.9%
ND                                                           0%                                                    0.0%
NE                                                          80%        723                            369,097      0.0%
NH                                                          81%        718                          2,990,383      0.3%
NJ                                                          78%        697                        100,100,027      8.6%
NM                                                          78%        722                          5,541,969      0.5%
NV                                                          78%        696                         68,472,246      5.9%
NY                                                          76%        699                        118,353,015     10.1%
OH                                                          82%        710                          4,520,193      0.4%
OK                                                          82%        710                          2,376,833      0.2%
OR                                                          76%        704                          8,718,796      0.7%
OT                                                           0%                                                    0.0%
PA                                                          76%        691                         12,333,560      1.1%
PR                                                           0%                                                    0.0%
RI                                                          79%        694                          2,186,188      0.2%
SC                                                          76%        700                         15,490,630      1.3%
SD                                                          80%        678                            439,416      0.0%
TN                                                          78%        675                          2,706,965      0.2%
TT                                                           0%                                                    0.0%
TX                                                          79%        697                         20,855,822      1.8%
UT                                                          80%        715                          9,950,547      0.9%
VA                                                          80%        696                         43,331,430      3.7%
VI                                                           0%                                                    0.0%
VT                                                          80%        669                            127,890      0.0%
WA                                                          77%        715                         24,579,496      2.1%
WI                                                          81%        698                          1,313,419      0.1%
WV                                                          78%        706                            472,566      0.0%
WY                                                                                                                 0.0%
------------------------------------------------------------------------------------------------------------------------

ARMT 2006-3                                        Floaters; Interest Only                       Credit Suisse Securities (USA) LLC
Jul 21, 2006 12:07

________________________________________________________________________________

Portfolio Summary
No of Loans: 2,117
Total Original Balance: 816,338,744.00
Avg Original Balance: 385,611.12
Total Scheduled Balance: 815,845,598.76
Avg Scheduled Balance: 385,378.18
WAC: 7.09196
Net Wac: 6.83802
Non-Zero Wgt Avg Gross Margin: 3.06291
Non-Zero Wgt Avg Net Margin: 2.80850
Non-Zero Wgt Avg Initial Cap: 5.20325
Non-Zero Wgt Avg Periodic Cap: 1.83627
Non-Zero Wgt Avg Periodic Cap
(Annualized):  2.61235
Non-Zero Wgt Avg Life Cap: 5.34803
Non-Zero Wgt Avg Max Rate: 12.31894
Wgt Avg Original Term: 360
Wgt Avg Remaining Term: 358
Months to Rate Reset (ARM Loans): 57
Wgt Avg Original LTV: 77.68
Wgt Avg Combined LTV: 88.10
FICO: 710
Non-Zero Wgt Avg DTI Ratio: 38.92
% in California: 35.73
% Northern California: 12.56
% Southern California: 23.17
% LTV > 80 -No MI: 0.56
________________________________________________________________________________

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 21, 2006 12:07 Page 1 of 13

ARMT 2006-3                                        Floaters; Interest Only                       Credit Suisse Securities (USA) LLC
Jul 21, 2006 12:07

                                               Total                                                                                       %         %        %         %
                                    No of    Scheduled                                                  Orig.                            Owner    Full-Alt Cashout    SFD
Mortgage Rates (%)                  Loans     Balance         %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
4.750 -4.999                            2    239,112.00     0.03      119,556.00     4.750       4.500  80.00    782      359      1      0.00     0.00     0.00     0.00
5.250 -5.499                            3   1,273,550.00    0.16      424,516.67     5.333       5.083  80.00    725      359      1     100.00    45.35    0.00    66.08
5.500 -5.749                           11   3,897,724.76    0.48      354,338.61     5.520       5.270  80.88    705      359      1     89.06     51.65    31.79   82.49
5.750 -5.999                           30  14,875,668.65    1.82      495,855.62     5.832       5.582  78.47    703      358      2     97.05     45.49    33.72   88.40
6.000 -6.249                           93  51,782,742.76    6.35      556,803.69     6.067       5.813  77.25    730      358      2     84.35     48.45    18.51   80.29
6.250 -6.499                          215  114,502,486.17   14.03     532,569.70     6.316       6.065  77.47    730      359      1     89.15     33.95    18.49   86.66
6.500 -6.749                          197  93,225,229.91    11.43     473,224.52     6.550       6.298  76.66    713      358      2     89.31     27.69    25.63   84.11
6.750 -6.999                          294  130,758,998.20   16.03     444,758.50     6.822       6.571  77.15    708      358      2     84.50     17.63    20.83   79.77
7.000 -7.249                          136  60,811,238.49    7.45      447,141.46     7.043       6.791  75.84    696      358      2     86.16     13.70    28.29   78.96
7.250 -7.499                          209  71,479,653.54    8.76      342,007.91     7.309       7.053  77.79    702      358      2     74.31     9.60     16.19   69.76
7.500 -7.749                          204  67,235,284.08    8.24      329,584.73     7.546       7.287  78.24    704      358      2     65.64     6.83     16.86   76.30
7.750 -7.999                          264  78,919,823.34    9.67      298,938.72     7.816       7.559  78.50    702      358      2     65.99     4.67     16.04   69.09
8.000 -8.249                          231  63,923,308.85    7.84      276,724.28     8.015       7.763  78.82    711      358      2     56.97     2.75     12.67   67.36
8.250 -8.499                           82  25,607,169.72    3.14      312,282.56     8.320       8.067  78.09    710      357      3     51.67     7.76     9.87    67.02
8.500 -8.749                           33  10,350,351.95    1.27      313,647.03     8.540       8.273  81.18    697      357      3     69.19     4.68     14.84   67.23
8.750 -8.999                           90  19,845,465.09    2.43      220,505.17     8.787       8.524  79.45    696      357      3     40.51     0.00     7.34    45.79
9.000 -9.249                            6   1,543,327.65    0.19      257,221.28     9.061       8.787  81.81    669      357      3     43.10     0.00     0.00    100.00
9.250 -9.499                            9   2,734,686.00    0.34      303,854.00     9.311       9.056  80.41    712      359      1     43.95     0.00     0.00    88.97
9.500 -9.749                            7   2,698,117.60    0.33      385,445.37     9.500       9.234  82.04    697      358      2     58.07     7.67     0.00    67.32
9.750 -9.999                            1    141,660.00     0.02      141,660.00     9.875       9.500  90.00    635      355      5      0.00     0.00     0.00    100.00
Total:                              2,117  815,845,598.76  100.00     385,378.18     7.092       6.838  77.68    710      358      2     77.06     18.40    18.94   76.81
Min: 4.750
Max: 9.875
Wgt Avg: 7.092

                                                    Total                                                                                         Initial   Periodic  Ceiling
                                    No of       Scheduled                                               Orig.                            Margin     Cap       Cap       Rate
Index                               Loans         Balance     %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE    (ARMs)    (ARMs)    (ARMs)   (ARMs)
___________________________________________________________________________________________________________________________________________________________________________
Libor -1 Year                         669  389,102,424.14   47.69     581,617.97     6.680       6.427  77.62    716      359      1     2.259     4.982     2.000    11.713
Libor -6 Month                      1,135  339,202,293.58   41.58     298,856.65     7.313       7.057  77.64    707      358      2     3.986     5.463     1.650    13.013
Fixed Rate                            312   86,992,887.72   10.66     278,823.36     8.070       7.820  78.08    698      358      2     0.000     0.000     0.000     0.000
Libor -1 Month                          1      547,993.32   0.07      547,993.32     7.375       7.125  79.88    702      356      4     2.250     1.000     1.000    13.000
Total:                              2,117  815,845,598.76  100.00     385,378.18     7.092       6.838  77.68    710      358      2     3.063     5.203     1.836    12.319

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 21, 2006 12:07 Page 2 of 13

ARMT 2006-3                                        Floaters; Interest Only                       Credit Suisse Securities (USA) LLC
Jul 21, 2006 12:07

                                              Total                                                                                       %         %        %         %
                                   No of    Scheduled                                                   Orig.                           Owner    Full-Alt Cashout    SFD
Product                            Loans     Balance         %      Avg. Balance     WAC      Net WAC    LTV    FICO     WAM    AGE   Occupied     Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
2yr Hybrid                            35   9,165,064.60     1.12     261,858.99     7.936       7.590   82.27    682     355      5      62.51    11.51    20.65   85.60
3yr Hybrid                            72  24,917,782.88     3.05     346,080.32     7.166       6.870   77.84    702     356      4      73.73    13.41    16.43   73.08
5yr Hybrid                         1,644  671,243,740.61   82.28     408,299.11     6.954       6.704   77.64    713     359      1      79.26    20.00    19.70   79.80
7yr Hybrid                            51  20,243,129.63     2.48     396,924.11     7.047       6.771   77.75    697     356      4      62.95    11.21    32.56   62.36
Fixed 30yr                           312  86,992,887.72    10.66     278,823.36     8.070       7.820   78.08    698     358      2      65.98    8.41     10.20   56.40
Short Reset                            3   3,282,993.32     0.40    1,094,331.11    6.655       6.405   61.15    743     352      8      74.26    57.57    25.74   100.00
Total:                             2,117  815,845,598.76   100.00    385,378.18     7.092       6.838   77.68    710     358      2      77.06    18.40    18.94   76.81

                                               Total                                                                                       %         %        %         %
                                    No of    Scheduled                                                  Orig.                            Owner    Full-Alt Cashout    SFD
Months to Rate Reset                Loans     Balance         %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM    AGE   Occupied     Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
<= 0                                  312  86,992,887.72    10.66     278,823.36     8.070       7.820  78.08    698      358      2      65.98    8.41     10.20   56.40
1 -6                                    3   3,282,993.32    0.40     1,094,331.11    6.655       6.405  61.15    743      352      8      74.26    57.57    25.74   100.00
13 -18                                  6   1,234,137.83    0.15      205,689.64     7.715       7.389  82.69    719      354      6      33.79    39.28    0.00    53.33
19 -24                                 29   7,930,926.77    0.97      273,480.23     7.971       7.621  82.21    677      355      5      66.97    7.19     23.86   90.62
25 -30                                 15   3,160,582.55    0.39      210,705.50     6.866       6.599  81.79    715      352      8      52.70    23.78    6.72    59.89
31 -36                                 57  21,757,200.33    2.67      381,705.27     7.209       6.909  77.26    700      356      4      76.79    11.90    17.84   74.99
43 -48                                  3   3,806,333.60    0.47     1,268,777.87    5.996       5.746  79.42    686      345      15     3.58     91.33    8.67    12.25
49 -54                                 11  10,174,519.53    1.25      924,956.32     6.827       6.560  66.41    684      350      10     97.15    5.60     65.66   93.72
55 -60                              1,630  657,262,887.48   80.56     403,228.77     6.962       6.711  77.80    713      359      1      79.42    19.81    19.05   79.97
73 -78                                  1    242,650.00     0.03      242,650.00     7.125       6.295  100.00   730      354      6      0.00     0.00     0.00     0.00
79 -84                                 50  20,000,479.63    2.45      400,009.59     7.046       6.777  77.48    696      356      4      63.71    11.35    32.96   63.11
Total:                              2,117  815,845,598.76  100.00     385,378.18     7.092       6.838  77.68    710      358      2      77.06    18.40    18.94   76.81
Min: 1
Max: 84
Wgt Avg: 57

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 21, 2006 12:07 Page 3 of 13

ARMT 2006-3                                        Floaters; Interest Only                       Credit Suisse Securities (USA) LLC
Jul 21, 2006 12:07

                                               Total                                                                                       %         %        %         %
                                    No of    Scheduled                                                  Orig.                            Owner    Full-Alt Cashout    SFD
Margin                              Loans     Balance         %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
<= 0.000                              312  86,992,887.72    10.66     278,823.36     8.070       7.820  78.08    698      358      2     65.98     8.41     10.20   56.40
1.251 -1.500                            1   1,890,000.00    0.23     1,890,000.00    6.125       5.875  54.00    791      351      9     100.00   100.00    0.00    100.00
2.001 -2.250                          832  438,816,594.10   53.79     527,423.79     6.728       6.476  77.56    716      359      1     82.92     25.93    20.86   84.73
2.251 -2.500                            7   1,955,800.00    0.24      279,400.00     6.784       6.534  76.83    730      359      1     68.45     0.00     32.77   100.00
2.501 -2.750                           42  13,875,193.03    1.70      330,361.74     7.053       6.793  79.45    687      354      6     47.68     34.96    10.57   58.91
2.751 -3.000                           13   6,574,432.21    0.81      505,725.55     6.844       6.520  65.02    697      353      7     95.36     6.57     69.27   89.17
3.001 -3.250                          149  47,636,620.19    5.84      319,708.86     6.672       6.404  77.98    703      359      1     88.07     13.44    20.38   80.99
3.251 -3.500                           15   3,195,581.14    0.39      213,038.74     7.438       7.113  82.75    709      356      4     57.69     12.94    9.00    67.34
3.501 -3.750                           43  11,726,700.07    1.44      272,713.96     7.064       6.780  78.28    707      357      3     59.93     18.60    21.79   75.33
3.751 -4.000                           35   9,447,360.23    1.16      269,924.58     7.202       6.925  79.03    701      357      3     82.36     22.21    21.83   56.71
4.001 -4.250                           67  21,868,496.94    2.68      326,395.48     7.168       6.915  74.77    709      357      3     78.79     5.31     30.65   70.10
4.251 -4.500                           76  18,040,465.43    2.21      237,374.55     7.594       7.341  78.61    713      358      2     59.91     2.13     22.43   69.73
4.501 -4.750                           59  14,875,962.30    1.82      252,134.95     7.390       7.140  77.36    708      358      2     79.16     0.76     9.79    77.04
4.751 -5.000                          462  137,779,005.41   16.89     298,222.96     7.688       7.438  78.58    706      359      1     66.57     6.15     14.56   67.09
5.251 -5.500                            4   1,170,499.99    0.14      292,625.00     7.454       7.204  77.21    691      358      2     100.00    48.73    51.27   100.00
Total:                              2,117  815,845,598.76  100.00     385,378.18     7.092       6.838  77.68    710      358      2     77.06     18.40    18.94   76.81
Min: 1.375
Max: 5.500
Wgt Avg: 3.063

                                                    Total                                                                               Periodic     %         %        %         %
                                    No of       Scheduled                                               Orig.                             Cap      Owner    Full-Alt Cashout    SFD
Rate Change Frequency               Loans         Balance     %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE    (ARMs)   Occupied    Doc     Refi      PUD
_____________________________________________________________________________________________________________________________________________________________________________________
0                                     312   86,992,887.72   10.66     278,823.36     8.070       7.820  78.08    698      358      2     0.000     65.98     8.41     10.20   56.40
1                                       1      547,993.32   0.07      547,993.32     7.375       7.125  79.88    702      356      4     1.000     100.00    0.00     0.00    100.00
6                                   1,135  339,202,293.58   41.58     298,856.65     7.313       7.057  77.64    707      358      2     1.650     70.61     10.92    19.10   70.64
12                                    669  389,102,424.14   47.69     581,617.97     6.680       6.427  77.62    716      359      1     2.000     85.13     27.17    20.78   86.72
Total:                              2,117  815,845,598.76  100.00     385,378.18     7.092       6.838  77.68    710      358      2     1.836     77.06     18.40    18.94   76.81

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 21, 2006 12:07 Page 4 of 13

ARMT 2006-3                                        Floaters; Interest Only                       Credit Suisse Securities (USA) LLC
Jul 21, 2006 12:07

                                               Total                                                                                       %         %        %         %
                                    No of    Scheduled                                                  Orig.                            Owner    Full-Alt Cashout    SFD
Scheduled Balances ($)              Loans     Balance         %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
25,000.00 -49,999.99                    2    87,658.99      0.01      43,829.50      7.827       7.521  84.52    687      357      3      0.00     0.00     54.76   100.00
50,000.00 -74,999.99                   15    909,139.92     0.11      60,609.33      8.296       8.046  71.56    705      358      2     18.83     8.10     18.70   64.45
75,000.00 -99,999.99                   60   5,316,377.18    0.65      88,606.29      7.760       7.506  78.82    705      358      2     33.69     13.26    8.64    70.29
100,000.00 -124,999.99                114  12,961,721.96    1.59      113,699.32     7.681       7.427  77.56    700      358      2     35.61     10.46    8.93    68.23
125,000.00 -149,999.99                108  14,964,954.39    1.83      138,564.39     7.512       7.258  78.35    713      358      2     45.43     14.56    7.45    51.44
150,000.00 -174,999.99                128  20,858,359.38    2.56      162,955.93     7.637       7.378  79.07    704      358      2     50.71     15.76    11.21   69.52
175,000.00 -199,999.99                148  27,660,286.91    3.39      186,893.83     7.586       7.330  79.09    711      358      2     50.94     11.45    11.07   76.67
200,000.00 -249,999.99                231  51,672,391.75    6.33      223,690.01     7.461       7.204  78.43    706      358      2     63.30     10.89    17.30   77.14
250,000.00 -299,999.99                183  50,175,698.49    6.15      274,184.14     7.455       7.196  78.80    702      358      2     66.43     8.76     21.64   76.32
300,000.00 -399,999.99                226  77,790,922.48    9.54      344,207.62     7.406       7.150  79.27    700      358      2     78.63     10.44    17.80   73.71
400,000.00 -499,999.99                309  139,465,866.52   17.09     451,345.85     6.930       6.673  78.44    709      359      1     81.26     22.39    19.41   75.91
500,000.00 -599,999.99                256  138,794,429.95   17.01     542,165.74     6.907       6.656  78.46    715      359      1     87.98     16.81    15.39   76.01
600,000.00 -699,999.99                142  91,253,789.56    11.19     642,632.32     6.974       6.722  77.28    714      359      1     78.88     17.67    26.05   74.04
700,000.00 -799,999.99                 72  53,395,366.30    6.54      741,602.31     6.851       6.599  77.50    714      359      1     88.66     20.73    15.12   86.19
800,000.00 -899,999.99                 40  33,820,751.74    4.15      845,518.79     6.772       6.522  77.15    717      359      1     92.51     12.72    15.26   90.22
900,000.00 -999,999.99                 45  43,209,999.97    5.30      960,222.22     6.898       6.648  74.91    718      359      1     86.68     35.93    26.55   86.65
1,000,000.00 -1,099,999.99             17  17,175,000.00    2.11     1,010,294.12    6.895       6.645  70.96    723      358      2     81.98     41.54    17.47   94.18
1,100,000.00 -1,199,999.99              5   5,660,340.00    0.69     1,132,068.00    7.036       6.786  77.36    721      359      1     60.78     60.95    19.43   80.38
1,200,000.00 -1,999,999.99             12  18,784,560.00    2.30     1,565,380.00    6.909       6.659  72.30    705      357      3     84.48     19.56    15.94   76.18
2,000,000.00 -2,999,999.99              1   2,000,000.00    0.25     2,000,000.00    6.250       6.000  76.92    767      359      1      0.00    100.00   100.00    0.00
3,000,000.00 -3,099,999.99              1   3,048,670.67    0.37     3,048,670.67    6.625       6.375  55.45    698      349     11     100.00    0.00    100.00   100.00
3,100,000.00 >=                         2   6,839,312.60    0.84     3,419,656.30    6.512       6.262  71.63    691      347     13     51.16     48.84    51.16   51.16
Total:                              2,117  815,845,598.76  100.00     385,378.18     7.092       6.838  77.68    710      358      2     77.06     18.40    18.94   76.81
Min: 39,658.99
Max: 3,499,312.60
Avg: 385,378.18

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 21, 2006 12:07 Page 5 of 13

ARMT 2006-3                                        Floaters; Interest Only                       Credit Suisse Securities (USA) LLC
Jul 21, 2006 12:07

                                          Total                                                                                           %         %         %        %
                                   No of  Scheduled                                                    Orig.                            Owner    Full-Alt  Cashout   SFD
FICO                               Loans  Balance            %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc      Refi     PUD
___________________________________________________________________________________________________________________________________________________________________________
576 -600                               1  336,000.00        0.04     336,000.00     8.125       7.875  80.00    598      357      3     100.00    100.00    0.00    100.00
601 -625                              27  10,045,605.41     1.23     372,059.46     7.324       7.047  79.23    622      357      3     96.02     21.72     12.23   79.50
626 -650                             139  48,298,789.78     5.92     347,473.31     7.364       7.103  78.58    639      358      2     91.96     29.42     23.75   83.17
651 -675                             339  119,038,786.52   14.59     351,146.86     7.293       7.036  77.01    665      358      2     77.27     20.40     26.76   73.84
676 -700                             443  169,661,278.01   20.80     382,982.57     7.157       6.904  76.85    688      358      2     76.77     21.43     29.25   74.02
701 -725                             444  175,693,147.28   21.54     395,705.29     6.996       6.745  77.93    713      359      1     77.45     10.80     14.86   77.67
726 -750                             363  146,624,511.79   17.97     403,924.27     7.004       6.750  77.89    737      359      1     78.10     12.37     11.44   80.58
751 -775                             224  90,485,131.88    11.09     403,951.48     6.982       6.729  78.60    763      358      2     69.59     21.59     12.77   71.20
776 -800                             114  47,353,985.59     5.80     415,385.84     6.883       6.632  77.39    786      358      2     69.82     29.78     11.97   81.11
801 -825                              23  8,308,362.50      1.02     361,233.15     6.960       6.710  79.47    807      358      2     65.57     23.86     2.79    86.95
Total:                             2,117  815,845,598.76   100.00    385,378.18     7.092       6.838  77.68    710      358      2     77.06     18.40     18.94   76.81
Min: 598
Max: 816
Wgt Avg: 710

                                               Total                                                                                       %         %        %         %
                                    No of    Scheduled                                                  Orig.                            Owner    Full-Alt Cashout    SFD
Original LTV Ratio (%)              Loans     Balance         %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
<= 50.000                               4    433,000.00     0.05      108,250.00     6.955       6.705  36.50    689      358      2     100.00    0.00     59.12   75.29
50.001 -55.000                          4   3,800,000.00    0.47      950,000.00     6.496       6.246  53.91    748      355      5     100.00    49.74    33.16   93.16
55.001 -60.000                         17  10,299,989.64    1.26      605,881.74     6.797       6.537  57.86    705      355      5     71.53     9.71     60.29   89.39
60.001 -65.000                         60  30,270,385.12    3.71      504,506.42     7.024       6.768  63.86    697      357      3     72.69     7.05     70.82   63.60
65.001 -70.000                        145  52,564,927.98    6.44      362,516.74     7.143       6.889  69.14    698      358      2     66.03     8.81     32.96   76.72
70.001 -75.000                        227  99,278,554.37    12.17     437,350.46     7.086       6.836  74.14    708      358      2     67.31     21.35    31.12   75.93
75.001 -80.000                      1,576  598,701,807.76   73.38     379,886.93     7.080       6.829  79.76    713      358      2     80.18     19.13    12.14   77.42
80.001 -85.000                          7   2,006,749.99    0.25      286,678.57     7.246       6.965  83.84    667      358      2     100.00    22.18    58.81   72.89
85.001 -90.000                         43  10,290,117.43    1.26      239,305.06     7.833       7.489  89.60    689      357      3     48.66     25.02    28.75   70.56
90.001 -95.000                         28   6,427,434.13    0.79      229,551.22     7.697       7.359  94.74    681      356      4     91.20     19.68    5.45    77.76
95.001 -100.000                         6   1,772,632.34    0.22      295,438.72     7.572       7.071  99.99    735      356      4     36.28     23.57    0.00    77.01
Total:                              2,117  815,845,598.76  100.00     385,378.18     7.092       6.838  77.68    710      358      2     77.06     18.40    18.94   76.81
Min: 24.630
Max: 100.000
Wgt Avg: 77.677

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 21, 2006 12:07 Page 6 of 13

ARMT 2006-3                                        Floaters; Interest Only                       Credit Suisse Securities (USA) LLC
Jul 21, 2006 12:07

                                              Total                                                                                       %         %        %         %
                                   No of    Scheduled                                                  Orig.                            Owner    Full-Alt Cashout    SFD
Combined LTV Ratio (%)             Loans     Balance         %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
<= 50.000                              3    326,000.00      0.04     108,666.67     7.145       6.895  34.82    672      357      3     100.00    0.00     78.53   100.00
50.001 -55.000                         2   2,150,000.00     0.26    1,075,000.00    6.261       6.011  53.76    779      352      8     100.00    87.91    12.09   87.91
55.001 -60.000                        10   6,306,989.69     0.77     630,698.97     6.833       6.568  57.42    702      354      6     57.30     0.00     86.29   91.04
60.001 -65.000                        42  19,994,175.70     2.45     476,051.80     7.067       6.809  63.52    694      356      4     65.21     5.68     87.51   76.24
65.001 -70.000                        58  22,596,441.77     2.77     389,593.82     6.833       6.578  68.45    691      358      2     73.08     14.17    61.15   84.56
70.001 -75.000                       106  59,015,007.48     7.23     556,745.35     6.839       6.589  73.24    712      358      2     71.15     32.13    41.50   79.78
75.001 -80.000                       375  187,629,819.72   23.00     500,346.19     6.690       6.438  78.52    724      358      2     77.64     28.65    26.76   84.98
80.001 -85.000                        29  15,468,999.99     1.90     533,413.79     6.882       6.628  74.87    702      358      2     86.39     22.80    23.89   80.97
85.001 -90.000                       402  160,576,269.54   19.68     399,443.46     7.092       6.835  79.03    708      358      2     68.48     11.56    15.60   76.36
90.001 -95.000                       372  110,510,617.91   13.55     297,071.55     7.485       7.230  79.23    706      358      2     60.23     15.82    8.27    68.55
95.001 -100.000                      718  231,271,276.96   28.35     322,104.84     7.351       7.098  79.59    707      358      2     93.18     13.66    2.02    72.17
Total:                             2,117  815,845,598.76   100.00    385,378.18     7.092       6.838  77.68    710      358      2     77.06     18.40    18.94   76.81
Min: 24.630
Max: 100.000
Wgt Avg: 88.097

                                           Total                                                                                           %         %        %       %
                                    No of  Scheduled                                                    Orig.                            Owner    Full-Alt Cashout   SFD
DTI Ratio (%)                       Loans  Balance            %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE  Occupied     Doc     Refi     PUD
___________________________________________________________________________________________________________________________________________________________________________
<= 20.00                              508  161,347,469.11   19.78     317,613.13     7.397       7.143  76.87    715      358       2     72.19    5.81     24.07   73.54
20.01 -25.00                           74  32,061,467.28    3.93      433,263.07     7.163       6.910  75.23    707      357       3     75.27    2.42     32.22   73.70
25.01 -30.00                          111  42,164,753.88    5.17      379,862.65     6.956       6.699  77.81    716      359       1     66.42    14.54    18.16   79.58
30.01 -35.00                          205  85,054,070.38    10.43     414,897.90     7.019       6.766  76.15    714      358       2     76.21    14.19    22.89   79.21
35.01 -40.00                          358  138,493,603.43   16.98     386,853.64     7.035       6.780  78.76    714      358       2     80.52    15.71    12.63   78.76
40.01 -45.00                          472  200,101,839.05   24.53     423,944.57     7.097       6.846  78.02    702      358       2     81.04    17.56    13.59   73.32
45.01 -50.00                          304  113,829,484.33   13.95     374,439.09     7.006       6.748  78.74    708      358       2     78.69    31.94    18.55   79.52
50.01 -55.00                           72  37,143,924.56    4.55      515,887.84     6.508       6.258  77.71    715      359       1     74.73    66.37    28.07   87.31
55.01 >=                               13  5,648,986.74     0.69      434,537.44     6.895       6.608  76.53    719      358       2     75.19    68.08    35.71   83.32
Total:                              2,117  815,845,598.76  100.00     385,378.18     7.092       6.838  77.68    710      358       2     77.06    18.40    18.94   76.81
Min: 5.73
Max: 59.19
Wgt Avg: 38.92

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 21, 2006 12:07 Page 7 of 13

ARMT 2006-3                                        Floaters; Interest Only                       Credit Suisse Securities (USA) LLC
Jul 21, 2006 12:07

                                          Total                                                                                           %         %         %        %
                                   No of  Scheduled                                                    Orig.                            Owner    Full-Alt  Cashout   SFD
Documentation Type                 Loans  Balance            %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM    AGE   Occupied     Doc      Refi     PUD
___________________________________________________________________________________________________________________________________________________________________________
Reduced                            1,324  523,054,376.67   64.11     395,056.18     7.113       6.861  77.83    711      358      2      76.42     0.00     14.91   77.00
Full/Alternative                     325  150,095,490.61   18.40     461,832.28     6.568       6.312  77.96    708      358      2      77.56    100.00    30.07   78.41
No Income/ No Asset                  274  78,965,337.31     9.68     288,194.66     7.544       7.291  76.40    718      358      2      85.57     0.00     29.08   79.77
Stated Income/Stated Assets          194  63,730,394.17     7.81     328,507.19     7.590       7.328  77.35    701      357      3      70.61     0.00     13.26   67.78
Total:                             2,117  815,845,598.76   100.00    385,378.18     7.092       6.838  77.68    710      358      2      77.06    18.40     18.94   76.81

                                                    Total                                                                                  %         %        %         %
                                    No of       Scheduled                                               Orig.                            Owner    Full-Alt Cashout    SFD
Property Type                       Loans         Balance     %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM    AGE   Occupied     Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
Single Family Residence             1,041  406,309,638.97   49.80     390,307.05     7.062       6.809  77.24    709      358      2      81.29    18.63    24.61   100.00
PUD                                   535  220,343,749.57   27.01     411,857.48     6.953       6.701  78.39    715      358      2      79.70    19.05    14.44   100.00
2-4 Family                            245   95,880,117.57   11.75     391,347.42     7.486       7.236  77.33    707      358      2      71.31    8.10     14.22    0.00
Condo                                 293   92,817,322.65   11.38     316,782.67     7.138       6.877  78.28    712      358      2      58.60    26.54    9.59     0.00
Condotel                                3      494,770.00   0.06      164,923.33     7.954       7.704  78.14    726      358      2      0.00     0.00     37.14    0.00
Total:                              2,117  815,845,598.76  100.00     385,378.18     7.092       6.838  77.68    710      358      2      77.06    18.40    18.94   76.81

                                           Total                                                                                           %         %           %      %
                                    No of  Scheduled                                                    Orig.                            Owner    Full-Alt Cashout    SFD
Mortgage Loan Purpose               Loans  Balance            %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM    AGE   Occupied     Doc       Refi    PUD
___________________________________________________________________________________________________________________________________________________________________________
Purchase                            1,567  567,003,851.69   69.50     361,840.36     7.189       6.935  79.05    714      358      2      75.23    14.85      0.00  73.96
Refinance -Cashout                    352  154,531,076.92   18.94     439,008.74     6.935       6.680  74.07    698      358      2      79.52    29.21    100.00  85.30
Refinance -Rate Term                  198  94,310,670.15    11.56     476,316.52     6.767       6.513  75.34    711      358      2      84.00    22.02      0.00  80.06
Total:                              2,117  815,845,598.76  100.00     385,378.18     7.092       6.838  77.68    710      358      2      77.06    18.40     18.94  76.81

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 21, 2006 12:07 Page 8 of 13

ARMT 2006-3                                        Floaters; Interest Only                       Credit Suisse Securities (USA) LLC
Jul 21, 2006 12:07

                                           Total                                                                                           %         %        %         %
                                    No of  Scheduled                                                    Orig.                            Owner    Full-Alt Cashout    SFD
Occupancy Type                      Loans  Balance            %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
Primary                             1,453  628,688,639.36   77.06     432,683.17     6.970       6.717  77.78    708      358      2     100.00    18.52    19.55   80.47
Investment                            526  136,632,336.84   16.75     259,757.29     7.656       7.404  76.71    718      357      3      0.00     14.18    18.82   63.96
Second Home                           138  50,524,622.56    6.19      366,120.45     7.083       6.810  79.00    720      358      2      0.00     28.30    11.75   65.98
Total:                              2,117  815,845,598.76  100.00     385,378.18     7.092       6.838  77.68    710      358      2     77.06     18.40    18.94   76.81

Adobe Acrobat Exchange-Pro 7.5
                                               Total                                                                                       %         %        %         %
                                    No of    Scheduled                                                  Orig.                            Owner    Full-Alt Cashout    SFD
State                               Loans     Balance         %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM    AGE   Occupied     Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
California                            537  291,495,368.89   35.73     542,821.92     6.752       6.499  77.22    715      358      2      87.67    20.39    22.29   85.01
Florida                               326  95,531,557.85    11.71     293,041.59     7.452       7.189  78.15    709      358      2      56.29    10.60    12.51   72.33
New York                              124  66,865,689.18    8.20      539,239.43     7.235       6.984  77.19    700      357      3      78.43    13.88    14.08   38.34
Nevada                                191  56,509,324.57    6.93      295,860.34     7.291       7.040  78.33    701      358      2      74.40    10.20    13.64   89.07
New Jersey                            134  51,031,597.29    6.26      380,832.82     7.513       7.262  77.54    708      358      2      73.24    10.33    22.76   51.83
Arizona                               140  42,687,671.09    5.23      304,911.94     7.229       6.975  77.79    722      358      2      66.18    14.21    12.94   89.53
Virginia                               88  32,255,840.43    3.95      366,543.64     7.071       6.821  79.63    702      358      2      83.96    25.29    14.87   92.39
Maryland                               62  22,590,049.96    2.77      364,355.64     7.268       7.018  79.01    702      359      1      86.80    22.31    23.78   98.65
Illinois                               60  21,645,673.80    2.65      360,761.23     7.187       6.928  76.78    706      359      1      80.88    12.79    24.13   61.77
Washington                             42  18,452,358.39    2.26      439,341.87     6.836       6.586  77.97    720      359      1      83.20    27.90    20.26   90.81
Other                                 413  116,780,467.31   14.31     282,761.42     7.227       6.973  77.72    710      358      2      68.25    28.28    20.72   74.42
Total:                              2,117  815,845,598.76  100.00     385,378.18     7.092       6.838  77.68    710      358      2      77.06    18.40    18.94   76.81

                                           Total                                                                                                  %        %        %
                                           Scheduled                                                    Orig.                          % Owner    Full-Alt Cashout  SFD
Original Term          No of Loans         Balance         %         Avg. Balance     WAC      Net WAC   LTV     FICO     WAM    AGE   Occupied     Doc     Refi    PUD
___________________________________________________________________________________________________________________________________________________________________________
360                    2,117               815,845,598.76  100.00     385,378.18     7.092       6.838  77.68    710      358      2      77.06    18.40    18.94   76.81
Total:                 2,117               815,845,598.76  100.00     385,378.18     7.092       6.838  77.68    710      358      2      77.06    18.40    18.94   76.81
Min: 360
Max: 360
Wgt Avg: 360

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 21, 2006 12:07 Page 9 of 13

ARMT 2006-3                                        Floaters; Interest Only                       Credit Suisse Securities (USA) LLC
Jul 21, 2006 12:07

                                                   Total                                                                                  %         %        %         %
                                   No of       Scheduled                                                Orig.                           Owner    Full-Alt Cashout    SFD
Remaining Term to Stated           Loans         Balance     %      Avg. Balance     WAC      Net WAC    LTV    FICO     WAM    AGE   Occupied     Doc     Refi      PUD
Maturity
___________________________________________________________________________________________________________________________________________________________________________
337 -348                               4    4,806,333.60    0.59    1,201,583.40    6.179       5.929   75.90    679     346      14     23.64    93.13    6.87     9.70
349 -360                           2,113  811,039,265.16   99.41     383,833.06     7.097       6.843   77.69    711     358      2      77.38    17.95    19.01   77.21
Total:                             2,117  815,845,598.76   100.00    385,378.18     7.092       6.838   77.68    710     358      2      77.06    18.40    18.94   76.81
Min: 345
Max: 360
Wgt Avg: 358

                                                   Total                                                                                  %         %        %         %
                                   No of       Scheduled                                               Orig.                            Owner    Full-Alt Cashout    SFD
First Payment Date                 Loans         Balance     %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM    AGE   Occupied     Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
2005                                  23   20,034,553.48    2.46     871,067.54     6.693       6.434  69.87    697      349      11     74.13    37.71    34.33   74.59
2006                               2,094  795,811,045.28   97.54     380,043.48     7.102       6.848  77.87    711      358      2      77.13    17.91    18.55   76.87
Total:                             2,117  815,845,598.76   100.00    385,378.18     7.092       6.838  77.68    710      358      2      77.06    18.40    18.94   76.81

                                               Total                                                                                       %         %           %      %
                                    No of    Scheduled                                                  Orig.                            Owner    Full-Alt Cashout    SFD
Zipcode                             Loans     Balance         %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc       Refi    PUD
___________________________________________________________________________________________________________________________________________________________________________
11233                                   8   4,375,350.00    0.54      546,918.75     7.371       7.121  76.51    712      358      2     89.16     0.00       0.00   0.00
94582                                   5   3,739,749.97    0.46      747,949.99     6.532       6.282  77.47    734      358      2     100.00    0.00       0.00  85.35
92127                                   5   3,717,750.00    0.46      743,550.00     6.435       6.185  80.00    756      359      1     100.00    0.00       0.00  100.00
10304                                   1   3,499,312.60    0.43     3,499,312.60    7.000       6.750  63.64    692      349     11     100.00    0.00     100.00  100.00
10013                                   1   3,340,000.00    0.41     3,340,000.00    6.000       5.750  80.00    690      345     15      0.00    100.00      0.00   0.00
Other                               2,097  797,173,436.19   97.71     380,149.47     7.101       6.847  77.73    710      358      2     77.00     18.41     18.95  77.30
Total:                              2,117  815,845,598.76  100.00     385,378.18     7.092       6.838  77.68    710      358      2     77.06     18.40     18.94  76.81

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 21, 2006 12:07 Page 10 of 13

ARMT 2006-3                                        Floaters; Interest Only                       Credit Suisse Securities (USA) LLC
Jul 21, 2006 12:07

                                               Total                                                                                       %         %        %         %
                                    No of    Scheduled                                                  Orig.                            Owner    Full-Alt Cashout    SFD
Prepay Penalty                      Loans     Balance         %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM    AGE   Occupied     Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
0                                   1,260  525,914,975.07   64.46     417,392.84     7.052       6.797  77.50    712      358      2      78.58    20.21    19.60   74.91
4                                       4    875,542.76     0.11      218,885.69     8.000       7.750  84.54    714      358      2      83.94    0.00     0.00    100.00
6                                      26   8,597,001.89    1.05      330,653.92     7.476       7.226  78.99    706      357      3      88.86    3.57     15.22   82.99
12                                    174  92,520,465.05    11.34     531,726.81     6.675       6.423  77.90    713      359      1      85.57    24.12    18.43   84.25
24                                     95  23,107,421.52    2.83      243,236.02     7.405       7.138  79.80    711      358      2      78.61    15.12    15.69   79.90
36                                    535  149,569,761.57   18.33     279,569.65     7.433       7.182  77.65    703      358      2      67.09    9.93     16.45   77.15
60                                     23  15,260,430.90    1.87      663,497.00     6.908       6.658  78.32    710      359      1      61.26    18.52    31.89   84.25
Total:                              2,117  815,845,598.76  100.00     385,378.18     7.092       6.838  77.68    710      358      2      77.06    18.40    18.94   76.81

                                               Total                                                                                       %         %        %       %
                                    No of    Scheduled                                                  Orig.                            Owner    Full-Alt Cashout   SFD
First Periodic Rate Cap             Loans     Balance         %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE  Occupied     Doc     Refi     PUD
___________________________________________________________________________________________________________________________________________________________________________
0.000                                 312  86,992,887.72    10.66     278,823.36     8.070       7.820  78.08    698      358       2     65.98    8.41     10.20   56.40
1.000                                   3   3,282,993.32    0.40     1,094,331.11    6.655       6.405  61.15    743      352       8     74.26    57.57    25.74   100.00
2.000                                  25   6,510,598.70    0.80      260,423.95     6.922       6.640  78.43    712      355       5     70.65    8.25     10.20   80.90
3.000                                  70  20,546,148.81    2.52      293,516.41     7.670       7.331  80.52    691      355       5     66.44    16.90    12.47   78.79
5.000                                 944  476,616,277.54   58.42     504,890.12     6.812       6.559  77.53    715      358       2     82.65    24.16    21.25   81.86
6.000                                 763  221,896,692.67   27.20     290,821.35     7.268       7.018  77.79    707      358       2     70.62    9.79     18.17   73.32
Total:                              2,117  815,845,598.76  100.00     385,378.18     7.092       6.838  77.68    710      358       2     77.06    18.40    18.94   76.81
Min: 1.000
Max: 6.000
Wgt Avg: 5.203

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 21, 2006 12:07 Page 11 of 13

ARMT 2006-3                                        Floaters; Interest Only                       Credit Suisse Securities (USA) LLC
Jul 21, 2006 12:07

                                                   Total                                                                                  %         %        %       %
                                 No of         Scheduled                                                Orig.                           Owner    Full-Alt Cashout   SFD
Annualized Periodic Rate Cap     Loans           Balance  %         Avg. Balance     WAC     Net WAC      LTV   FICO     WAM     AGE   Occupied    Doc     Refi     PUD
___________________________________________________________________________________________________________________________________________________________________________
0.000                                312  86,992,887.72    10.66     278,823.36     8.070       7.820  78.08    698      358      2     65.98     8.41     10.20   56.40
2.000                              1,037  507,887,475.74   62.25     489,766.13     6.842       6.586  77.50    714      358      2     81.59     23.80    21.15   81.83
4.000                                767  220,417,241.98   27.02     287,375.80     7.282       7.031  77.93    707      359      1     70.93     9.93     17.35   73.24
12.000                                 1  547,993.32        0.07     547,993.32     7.375       7.125  79.88    702      356      4     100.00    0.00     0.00    100.00
Total:                             2,117  815,845,598.76   100.00    385,378.18     7.092       6.838  77.68    710      358      2     77.06     18.40    18.94   76.81
Min: 2.000
Max: 12.000
Wgt Avg: 2.612

                                           Total                                                                                           %         %        %       %
                                    No of  Scheduled                                                    Orig.                            Owner    Full-Alt Cashout   SFD
Periodic Rate Cap                   Loans  Balance            %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE  Occupied     Doc     Refi     PUD
___________________________________________________________________________________________________________________________________________________________________________
0.000                                 312  86,992,887.72    10.66     278,823.36     8.070       7.820  78.08    698      358       2     65.98    8.41     10.20   56.40
1.000                                 369  119,333,044.92   14.63     323,395.79     7.371       7.106  77.11    707      356       4     70.15    12.71    22.25   65.97
2.000                               1,436  609,519,666.12   74.71     424,456.59     6.898       6.646  77.73    713      359       1     79.99    20.93    19.54   81.84
Total:                              2,117  815,845,598.76  100.00     385,378.18     7.092       6.838  77.68    710      358       2     77.06    18.40    18.94   76.81
Min: 1.000
Max: 2.000
Wgt Avg: 1.836

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 21, 2006 12:07 Page 12 of 13

ARMT 2006-3                                       Floaters; Interest Only                        Credit Suisse Securities (USA) LLC
Jul 21, 2006 12:07

                                          Total                                                                                           %         %         %        %
                                   No of  Scheduled                                                     Orig.                           Owner    Full-Alt  Cashout   SFD
Maximum Rate                       Loans  Balance            %      Avg. Balance     WAC      Net WAC    LTV    FICO     WAM     AGE   Occupied    Doc      Refi     PUD
___________________________________________________________________________________________________________________________________________________________________________
<= 9.000                             312  86,992,887.72    10.66     278,823.36     8.070       7.820   78.08    698     358      2     65.98      8.41     10.20   56.40
9.001 -10.000                          1  1,890,000.00      0.23    1,890,000.00    6.125       5.875   54.00    791     351      9     100.00    100.00    0.00    100.00
10.001 -11.000                        63  36,818,250.59     4.51     584,416.68     5.887       5.637   78.54    716     358      2     84.28     46.86     24.86   79.95
11.001 -12.000                       554  307,395,393.94   37.68     554,865.33     6.537       6.286   77.09    718     359      1     89.42     30.04     21.99   87.71
12.001 -13.000                       611  223,782,916.69   27.43     366,256.82     7.196       6.943   77.48    706     358      2     73.00      9.36     22.33   72.32
13.001 >=                            576  158,966,149.82   19.48     275,982.90     7.774       7.510   78.95    705     358      2     62.99      6.52     11.92   72.22
Total:                             2,117  815,845,598.76   100.00    385,378.18     7.092       6.838   77.68    710     358      2     77.06     18.40     18.94   76.81
Min: 10.000
Max: 15.875
Wgt. Avg: 12.319

                                                    Total                                                                                  %         %        %         %
                                    No of       Scheduled                                               Orig.                            Owner    Full-Alt Cashout    SFD
Interest Only Period                Loans         Balance     %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
36                                      1      445,389.86   0.05      445,389.86     6.500       6.250  80.00    798      352      8     100.00    0.00     0.00    100.00
60                                    543  312,203,754.68   38.27     574,960.87     6.719       6.461  77.78    718      359      1     85.59     26.82    16.73   86.97
84                                      5    5,022,500.00   0.62     1,004,500.00    7.120       6.870  73.24    686      356      4     71.43     9.56     22.25   75.76
120                                 1,568  498,173,954.22   61.06     317,712.98     7.326       7.074  77.65    706      358      2     71.75     13.23    20.31   70.43
Total:                              2,117  815,845,598.76  100.00     385,378.18     7.092       6.838  77.68    710      358      2     77.06     18.40    18.94   76.81

                                                      Total
                                    No of         Scheduled                              MTR                          Margin    Net Margin                     Orig.
Group                               Loans           Balance  %          Avg. Balance    (ARMs)     WAC      Net WAC   (ARMs)      (ARMs)       WAM       AGE    LTV     FICO
______________________________________________________________________________________________________________________________________________________________________________
4A                                  1,805    728,852,711.04  89.34        403,796.52       57     6.975      6.721     3.063      2.808        358         2   77.63     712
4B                                    312     86,992,887.72  10.66        278,823.36       0      8.070      7.820     0.000      0.000        358         2   78.08     698
Total:                              2,117    815,845,598.76  100.00       385,378.18       57     7.092      6.838     3.063      2.808        358         2   77.68     710

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 21, 2006 12:07 Page 13 of 13

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Collateral Analysis
                                                          (deal as a whole)
                                           Wtd Avg           Percent of       Wtd Avg              Wtd Avg   Wtd Avg    Wtd Avg  % Silent
  FICO Low     FICO High      LTV      Current Balance     Current Balance      GWAC      % MI      FICO       DTI        LTV     Seconds    % SFD    % PUD     % Owner Occ    % Full Doc   % Ltd Doc    % Stated Doc    % Int Only
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
          500         524       > 65%
          525         549       > 65%
          550         574       > 65%
          575         599       > 70%     336,000.00            0.03           8.125      0.00       598      49.29      80.00    100.00    100.00     0.00       100.00         100.00        0.00          0.00          100.00
          600         624       > 70%     267,471.00            1.69           7.713      10.30      622      42.07      81.28     63.76     57.46    15.22        79.16         24.91        56.55          13.05         36.03
          625         649       > 70%     264,262.00            7.75           7.698      4.93       638      40.20      80.14     62.36     52.90    21.75        83.45         20.62        57.23          15.31         49.48
          650         674       > 80%     202,837.00            0.83           7.995      57.60      661      41.67      91.13     1.05      64.42    11.23        72.69         16.06        30.92          8.51          34.51
          675         699       > 80%     222,494.00            0.80           7.908      60.05      686      38.30      90.81     0.00      60.07    15.64        64.43          9.91        40.52          27.40         39.42
          700         724       > 80%     210,832.00            0.72           7.851      52.69      710      40.92      91.29     0.00      60.12     7.17        57.41         10.00        40.85          28.21         25.42
          725         749       > 85%     181,394.00            0.56           7.769      84.09      734      39.66      92.16     0.00      55.89    27.85        50.54          1.52        71.63          10.42         45.58
          750         774       > 85%     177,130.00            0.32           7.798      73.42      767      37.10      93.55     0.00      39.25    21.52        63.85          6.80        46.35          34.99         39.48
          775         799       > 85%     192,157.00            0.31           7.537      80.09      785      38.58      90.69     0.00      56.27    15.87        60.83         14.38        32.20          36.95         21.49
          800 max               > 85%     127,547.00            0.02           8.069     100.00      801      28.84      90.00     0.00      0.00      0.00        0.00           0.00        51.09          0.00          48.91
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL AND WAVG
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           Wtd Avg           Percent of       Wtd Avg              Wtd Avg   Wtd Avg    Wtd Avg  % Silent
   LTV Low     LTV High       DTI      Current Balance     Current Balance      GWAC      % MI      FICO       DTI        LTV     Seconds    % SFD    % PUD     % Owner Occ    % Full Doc   % Ltd Doc    % Stated Doc    % Int Only
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
          60%         64%     > 49.9%     570,000.00            0.05           6.625      0.00       783      58.99      64.41     0.00     100.00     0.00       100.00         100.00        0.00          0.00          100.00
          65%         69%     > 49.9%     479,333.00            0.12           6.631      0.00       691      51.55      65.81     0.00     100.00     0.00        69.54         69.54        30.46          0.00          100.00
          70%         74%     > 49.9%     496,804.00            0.47           6.648      0.00       723      53.79      72.79     6.05      55.12     2.94        60.69         56.97        40.09          2.94          73.78
          75%         79%     > 49.9%     567,337.00            1.26           6.362      0.00       731      52.82      77.26     23.52     63.33    27.14        66.42         64.82        33.40          1.77          99.23
          80%         84%     > 49.9%     385,540.00            2.08           6.896      0.00       703      52.53      80.00     42.24     47.83    35.41        74.11         57.74        34.76          7.50          84.44
          85%         89%     > 49.9%     437,912.00            0.07           7.255      49.53      671      53.68      88.88     0.00      0.00     49.53        49.53         49.53         0.00          50.47         49.53
          90%         94%     > 49.9%     432,000.00            0.04           6.125     100.00      653      59.19      90.00     0.00      0.00      0.00       100.00         100.00        0.00          0.00          100.00
          95%         99%     > 49.9%     168,474.00            0.01           7.750      0.00       638      50.87      95.00     0.00     100.00     0.00       100.00          0.00         0.00         100.00          0.00
         100% max             > 49.9%
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL AND WAVG
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           Wtd Avg           Percent of       Wtd Avg              Wtd Avg   Wtd Avg    Wtd Avg  % Silent
   DTI Low     DTI High      FICO      Current Balance     Current Balance      GWAC      % MI      FICO       DTI        LTV     Seconds    % SFD    % PUD     % Owner Occ    % Full Doc   % Ltd Doc    % Stated Doc    % Int Only
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
        20.0%       24.9%       < 525     358,907.00            0.06           8.062      0.00        0       24.47      54.06     12.35     12.35     0.00        12.35         12.35        87.65          0.00           0.00
        25.0%       29.9%       < 550     905,937.00            0.15           7.464      0.00        0       28.34      65.97     0.00      0.00     93.56        6.44           0.00        100.00         0.00           0.00
        30.0%       34.9%       < 575     251,489.00            0.02           8.000      0.00        0       34.47      80.00     0.00     100.00     0.00       100.00          0.00        100.00         0.00           0.00
        35.0%       39.9%       < 600     100,448.00            0.04           8.400      0.00        0       38.71      72.62     53.46     78.20     0.00       100.00         51.35        33.74          14.91          0.00
        40.0%       44.9%       < 625     305,412.00            0.65           7.591      0.00       622      43.17      78.21     91.02     61.06    16.23        86.33         21.56        70.49          7.95          43.17
        45.0%       49.9%       < 650     263,389.00            1.85           7.683      14.48      634      47.35      81.10     57.33     55.40    20.50        85.99         34.20        43.64          21.59         55.08
        50.0%       54.9%       < 675     420,127.00            0.86           6.933      4.30       653      52.21      80.22     45.25     53.92    27.69        88.45         77.70        18.08          4.22          78.87
        55.0% max               < 700     247,020.00            0.19           7.082      19.43      663      57.03      80.47     32.57     40.19    32.57        52.00         57.11        42.89          0.00          84.18
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
--------------------------
TOTAL AND WAVG
--------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
LIMITED AND STATED DOC
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           Wtd Avg           Percent of       Wtd Avg              Wtd Avg   Wtd Avg    Wtd Avg  % Silent
  FICO Low     FICO High               Current Balance     Current Balance      GWAC      % MI      FICO       DTI        LTV     Seconds    % SFD    % PUD     % Owner Occ    % Full Doc   % Ltd Doc    % Stated Doc    % Int Only         % CA            % NY        % FL
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
          500         524
          525         549
          550         574
          575         599
          600         624                 264,649.00            1.33           7.819      2.05       622      41.26      78.68     68.77     62.44     5.61        77.93          0.00        78.93          21.07         36.74                    6.79        5.98       23.71
          625         649                 256,961.00            6.70           7.766      3.39       638      38.57      77.96     67.10     53.98    18.85        82.16          0.00        80.04          19.96         42.18                   12.80        9.95       17.25
          650         674                 283,870.00            11.67          7.592      1.51       664      38.42      77.10     70.31     51.54    19.13        73.19          0.00        86.78          13.22         57.92                   20.93       12.01       13.43
          675         699                 310,229.00            14.32          7.468      1.81       687      38.00      76.76     67.79     52.69    15.93        69.10          0.00        85.31          14.69         69.14                   27.60       16.63        9.06
          700         724                 346,681.00            15.59          7.135      1.25       711      38.03      78.13     66.84     47.07    27.05        72.12          0.00        88.31          11.69         78.47                   30.78        8.83       13.03
          725         749                 363,807.00            12.00          7.067      3.12       736      37.60      78.53     67.51     50.47    26.35        70.63          0.00        89.53          10.47         80.82                   38.83        7.17       11.28
          750         774                 353,882.00            6.96           7.072      2.61       762      37.87      77.51     52.50     43.71    23.12        67.19          0.00        88.28          11.72         78.02                   37.17        9.64       13.87
          775         799                 316,117.00            3.27           7.158      4.70       786      36.60      78.32     50.03     40.49    28.98        59.30          0.00        82.50          17.50         71.40                   38.61       10.30        8.71
          800 max                         298,259.00            0.69           7.071      1.62       806      38.30      78.07     55.36     40.17    39.40        43.94          0.00        76.24          23.76         70.55                   45.46       17.98        6.92
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL AND WAVG
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
IO LOANS
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           Wtd Avg           Percent of       Wtd Avg              Wtd Avg   Wtd Avg    Wtd Avg  % Silent
  FICO Low     FICO High               Current Balance     Current Balance      GWAC      % MI      FICO       DTI        LTV     Seconds    % SFD    % PUD     % Owner Occ    % Full Doc   % Ltd Doc    % Stated Doc    % Int Only         % CA            % NY        % FL
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
          500         524
          525         549
          550         574
          575         599                 336,000.00            0.03           8.125      0.00       598      49.29      80.00    100.00    100.00     0.00       100.00         100.00        0.00          0.00          100.00                   0.00        0.00        0.00
          600         624                 344,255.00            0.68           7.347      15.99      622      41.52      80.06     75.25     44.70    31.48        94.95         27.56        56.20          16.24         100.00                   5.66        0.00       19.54
          625         649                 352,766.00            4.25           7.363      3.99       639      39.47      78.46     58.54     54.91    28.40        92.19         28.33        53.94          12.52         100.00                  30.12        8.54       14.34
          650         674                 348,155.00            9.64           7.290      2.62       664      40.13      76.98     69.43     49.45    24.67        77.09         20.76        59.66          10.45         100.00                  28.49       11.17       11.14
          675         699                 381,950.00            14.37          7.168      1.65       687      39.12      76.77     66.62     54.80    18.62        76.59         21.70        60.62          8.30          100.00                  36.76       13.07        9.77
          700         724                 396,316.00            15.08          6.995      0.96       712      39.08      77.95     65.06     45.86    32.31        78.37         11.25        74.61          6.52          100.00                  36.06        6.37       12.57
          725         749                 404,437.00            12.79          7.008      2.17       736      38.47      78.04     68.98     52.89    27.71        77.52         11.70        68.88          6.96          100.00                  41.02        5.82       11.57
          750         774                 405,363.00            8.00           6.985      1.23       762      38.20      78.48     52.86     43.93    27.23        70.44         20.61        63.17          4.64          100.00                  37.74        5.05       14.66
          775         799                 414,939.00            4.11           6.864      1.63       786      36.86      77.18     42.53     44.04    36.45        69.43         31.09        51.33          5.41          100.00                  38.15        4.02        8.26
          800 max                         354,505.00            0.79           7.045      1.35       807      37.34      79.66     43.80     53.04    33.84        62.19         21.50        44.30          17.34         100.00                  37.72       15.46        7.40
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL AND WAVG
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
40 Year Loans
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           Wtd Avg           Percent of       Wtd Avg              Wtd Avg   Wtd Avg    Wtd Avg  % Silent
  FICO Low     FICO High               Current Balance     Current Balance      GWAC      % MI      FICO       DTI        LTV     Seconds    % SFD    % PUD     % Owner Occ    % Full Doc   % Ltd Doc    % Stated Doc    % Int Only         % CA            % NY        % FL
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
          500         524
          525         549
          550         574
          575         599
          600         624
          625         649
          650         674
          675         699
          700         724
          725         749
          750         774
          775         799
          800 max
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL AND WAVG
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Investor Properties
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           Wtd Avg           Percent of       Wtd Avg              Wtd Avg   Wtd Avg    Wtd Avg  % Silent
  FICO Low     FICO High               Current Balance     Current Balance      GWAC      % MI      FICO       DTI        LTV     Seconds    % SFD    % PUD     % Owner Occ    % Full Doc   % Ltd Doc    % Stated Doc    % Int Only         % CA            % NY        % FL
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
          500         524
          525         549
          550         574
          575         599
          600         624                 188,467.00            0.31           8.034      7.20       622      43.51      76.87     31.22     33.37     0.00        0.00          29.76        28.39          26.32          3.35                    7.95       17.03       23.12
          625         649                 177,889.00            1.19           8.441      4.21       640      37.18      76.91     60.93     41.16     9.72        0.00          13.03        62.34          22.99          7.44                    5.87        3.92       24.06
          650         674                 214,463.00            3.02           7.844      1.83       665      37.45      76.21     52.85     38.83    14.06        0.00           9.47        70.98          12.83         56.63                   18.25       12.60       18.04
          675         699                 225,597.00            4.84           7.724      2.95       688      37.34      76.33     51.51     44.94    14.22        0.00          13.29        70.62          9.21          56.22                   22.70       16.42       10.81
          700         724                 205,636.00            3.88           7.852      2.69       713      36.49      78.04     66.84     47.24    18.13        0.00           5.14        76.21          13.84         60.57                   12.48        5.41       17.35
          725         749                 218,887.00            3.42           7.668      3.84       736      35.45      77.33     62.65     48.39    14.86        0.00          10.74        72.20          8.77          64.04                   14.41        4.05       18.80
          750         774                 206,466.00            2.29           7.620      1.24       760      36.37      77.83     50.14     33.92    13.77        0.00          15.18        63.94          9.21          65.65                   16.08       13.88       22.52
          775         799                 208,111.00            1.37           7.630      4.31       784      39.60      79.25     65.85     29.51    20.50        0.00          19.71        67.41          6.79          58.20                   13.39        5.07       16.06
          800 max                         257,781.00            0.46           7.620      4.71       807      36.78      79.41     75.47     37.04    18.04        0.00          16.66        71.80          9.24          64.38                   17.61       30.31       12.60
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL AND WAVG
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------------------------------
  Wtd Avg   % Silent
    LTV      Seconds   % SFD     % PUD     % Owner Occ    % Full Doc   % Ltd Doc    % Stated Doc    % Int Only         % CA            % NY        % FL
------------------------------------------------------------------------------------------------------------------------------------------------------------

ARMT 2006-3                                               Floaters                               Credit Suisse Securities (USA) LLC
Jul 20, 2006 12:21

Prepay Breakout by                   % Short      % 2yr      % 3yr          % 5yr         % 7yr       % Fixed       % Fixed      % Fixed         % Fixed 40-30
Product                                Reset     Hybrid      Hybrid        Hybrid        Hybrid          15yr         20yr           30yr              Balloon
0                                       0.39      2.38         3.58         64.34          1.55          1.24         0.04          24.69                 1.78
4                                       0.00      0.00         0.00         53.50          0.00          0.00         0.00          46.50                 0.00
6                                       0.00      0.00         0.00         61.67         15.23          0.00         0.00          23.10                 0.00
12                                      0.00      0.00         1.07         92.18          2.03          0.00         0.00           3.83                 0.89
24                                      0.00     18.16         4.81         59.61          0.00          0.00         0.00          16.73                 0.69
36                                      0.26      0.17         4.68         61.55          3.81          0.00         0.11          25.72                 3.70
60                                      0.00      0.00         0.00         97.75          0.00          0.00         0.00           2.25                 0.00
Total:                                  0.31      2.19         3.51         66.52          2.06          0.84         0.05          22.54                 1.98

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 12:21 Page 1 of 1

ARMT 2006-3                                         Floaters; Silent Seconds                     Credit Suisse Securities (USA) LLC
Jul 20, 2006 09:10

________________________________________________________________________________
Portfolio Summary
No of Loans: 2,264
Total Original Balance: 695,306,604.00
Avg Original Balance: 307,114.22
Total Scheduled Balance: 695,056,035.73
Avg Scheduled Balance: 307,003.55
WAC: 7.40639
Net Wac: 7.15579
Non-Zero Wgt Avg Gross Margin: 3.40048
Non-Zero Wgt Avg Net Margin: 3.14956
Non-Zero Wgt Avg Initial Cap: 5.34649
Non-Zero Wgt Avg Periodic Cap: 1.81325
Non-Zero Wgt Avg Periodic Cap
(Annualized): 2.87158
Non-Zero Wgt Avg Life Cap: 5.45864
Non-Zero Wgt Avg Max Rate: 12.61568
Wgt Avg Original Term: 360
Wgt Avg Remaining Term: 358
Months to Rate Reset (ARM Loans): 58
Wgt Avg Original LTV: 78.27
Wgt Avg Combined LTV: 94.63
FICO: 702
Non-Zero Wgt Avg DTI Ratio: 39.47
% in California: 24.57
% Northern California: 8.67
% Southern California: 15.90
% LTV > 80 -No MI: 0.01
________________________________________________________________________________

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 09:10 Page 1 of 13

ARMT 2006-3                                         Floaters; Silent Seconds                     Credit Suisse Securities (USA) LLC
Jul 20, 2006 09:10

                                           Total                                                                                           %         %           %      %
                                    No of  Scheduled                                                    Orig.                            Owner    Full-Alt Cashout    SFD
Mortgage Rates (%)                  Loans  Balance            %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc       Refi    PUD
___________________________________________________________________________________________________________________________________________________________________________
4.750 -4.999                            2  239,112.00       0.03      119,556.00     4.750       4.500  80.00    782      359      1      0.00     0.00       0.00   0.00
5.250 -5.499                            3  1,273,550.00     0.18      424,516.67     5.333       5.083  80.00    725      359      1     100.00    45.35      0.00  66.08
5.500 -5.749                            5  1,274,460.00     0.18      254,892.00     5.525       5.275  80.00    710      359      1     66.55     31.69      0.00  46.46
5.750 -5.999                           19  7,862,737.33     1.13      413,828.28     5.845       5.595  78.87    696      356      2     94.58     38.34     15.36  83.71
6.000 -6.249                           41  19,588,036.99    2.82      477,757.00     6.055       5.805  77.88    718      359      1     89.28     24.48      4.56  83.11
6.250 -6.499                          111  52,269,147.40    7.52      470,893.22     6.327       6.077  78.33    719      359      1     93.71     29.00      8.34  81.63
6.500 -6.749                          110  45,914,593.32    6.61      417,405.39     6.560       6.310  78.17    706      358      2     91.81     21.46      7.70  78.95
6.750 -6.999                          243  97,743,355.70    14.06     402,236.03     6.829       6.577  77.80    708      358      2     91.70     16.64     10.30  76.79
7.000 -7.249                          146  50,062,813.89    7.20      342,895.99     7.053       6.803  76.33    696      358      1     87.17     15.65     19.60  73.92
7.250 -7.499                          281  81,377,970.48    11.71     289,601.32     7.315       7.064  78.56    700      358      2     74.91     10.84     10.39  66.42
7.500 -7.749                          266  73,180,279.40    10.53     275,113.83     7.543       7.293  78.48    700      358      2     68.51     8.17      10.63  70.11
7.750 -7.999                          335  89,319,401.72    12.85     266,625.08     7.819       7.567  78.30    698      358      2     69.54     5.08      10.06  66.60
8.000 -8.249                          285  72,854,787.94    10.48     255,630.83     8.018       7.768  78.69    703      358      2     59.51     3.19       7.97  61.33
8.250 -8.499                          112  30,886,409.75    4.44      275,771.52     8.323       8.072  78.67    705      357      3     53.11     7.43       3.40  63.05
8.500 -8.749                           80  18,017,455.24    2.59      225,218.19     8.551       8.303  79.26    688      358      2     73.12     4.20       4.34  69.18
8.750 -8.999                          173  38,743,361.84    5.57      223,950.07     8.783       8.533  78.97    686      358      2     49.36     2.96       6.36  44.30
9.000 -9.249                           19  4,412,582.66     0.63      232,241.19     9.038       8.788  79.03    702      358      2     28.90     0.00       0.00  91.00
9.250 -9.499                           16  3,526,963.68     0.51      220,435.23     9.294       9.044  79.55    702      359      1     43.15     1.44       0.00  71.11
9.500 -9.749                           16  6,092,455.72     0.88      380,778.48     9.500       9.250  79.56    683      358      2     46.58     0.00       6.63  65.05
9.750 -9.999                            1  416,560.67       0.06      416,560.67     9.875       9.625  79.38    693      359      1      0.00     0.00       0.00  100.00
Total:                              2,264  695,056,035.73  100.00     307,003.55     7.406       7.156  78.27    702      358      2     75.15     12.06      9.44  69.75
Min: 4.750
Max: 9.875
Wgt Avg: 7.406

                                           Total                                                                                                  Initial   Periodic  Ceiling
                                    No of  Scheduled                                                    Orig.                            Margin     Cap       Cap       Rate
Index                               Loans  Balance            %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE    (ARMs)    (ARMs)    (ARMs)   (ARMs)
_____________________________________________________________________________________________________________________________________________________________________________
Libor -6 Month                      1,098  303,994,304.51   43.74     276,861.84     7.400       7.149  78.50    704      358      2     4.116     5.592     1.699    13.129
Fixed Rate                            846  201,460,103.71   28.98     238,132.51     8.016       7.766  78.61    690      357      2     0.000     0.000     0.000     0.000
Libor -1 Year                         319  189,053,634.19   27.20     592,644.62     6.767       6.517  77.56    712      359      1     2.254     4.964     2.000    11.789
Libor -1 Month                          1  547,993.32       0.08      547,993.32     7.375       7.125  79.88    702      356      4     2.250     1.000     1.000    13.000
Total:                              2,264  695,056,035.73  100.00     307,003.55     7.406       7.156  78.27    702      358      2     3.400     5.346     1.813    12.616

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 09:10 Page 2 of 13

ARMT 2006-3                                         Floaters; Silent Seconds                     Credit Suisse Securities (USA) LLC
Jul 20, 2006 09:10

                                                   Total                                                                                  %         %           %      %
                                   No of       Scheduled                                               Orig.                            Owner    Full-Alt Cashout    SFD
Product                            Loans         Balance     %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc       Refi    PUD
___________________________________________________________________________________________________________________________________________________________________________
2yr Hybrid                            23    5,951,405.64    0.86     258,756.77     7.358       7.059  76.39    701      355      5     72.31     17.73      0.00  81.12
3yr Hybrid                            43   15,548,330.08    2.24     361,589.07     6.908       6.648  77.34    696      356      4     82.20     21.49     12.08  66.23
5yr Hybrid                         1,325  457,509,803.01   65.82     345,290.42     7.166       6.916  78.27    708      359      1     78.92     13.45      8.76  75.15
7yr Hybrid                            26   14,038,399.97    2.02     539,938.46     7.047       6.797  75.54    695      357      3     76.40     8.85      24.21  58.76
Fixed 15yr                             7      684,861.67    0.10      97,837.38     6.850       6.600  68.39    746      178      2     76.52     0.00      16.23  77.51
Fixed 30yr                           771  182,097,767.75   26.20     236,183.88     7.986       7.736  78.53    692      358      2     65.86     8.20       9.72  57.74
Fixed 40/30 Balloon                   68   18,677,474.29    2.69     274,668.74     8.358       8.108  79.70    668      358      2     66.75     9.04      13.07  60.94
Short Reset                            1      547,993.32    0.08     547,993.32     7.375       7.125  79.88    702      356      4     100.00    0.00       0.00  100.00
Total:                             2,264  695,056,035.73   100.00    307,003.55     7.406       7.156  78.27    702      358      2     75.15     12.06      9.44  69.75

                                               Total                                                                                       %         %           %      %
                                    No of    Scheduled                                                  Orig.                            Owner    Full-Alt Cashout    SFD
Months to Rate Reset                Loans     Balance         %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc       Refi    PUD
___________________________________________________________________________________________________________________________________________________________________________
<= 0                                  846  201,460,103.71   28.98     238,132.51     8.016       7.766  78.61    690      357      2     65.98     8.25      10.06  58.10
1 -6                                    1    547,993.32     0.08      547,993.32     7.375       7.125  79.88    702      356      4     100.00    0.00       0.00  100.00
13 -18                                 10   2,127,252.60    0.31      212,725.26     7.105       6.830  80.00    697      353      7     67.04     22.79      0.00  88.55
19 -24                                 13   3,824,153.04    0.55      294,165.62     7.500       7.186  74.38    703      356      4     75.24     14.92      0.00  76.98
25 -30                                 11   2,510,112.81    0.36      228,192.07     6.600       6.350  78.22    717      351      9     49.46     29.95     15.10  68.00
31 -36                                 32  13,038,217.27    1.88      407,444.29     6.968       6.705  77.17    692      357      3     88.50     19.86     11.50  65.89
43 -48                                  1    136,333.60     0.02      136,333.60     6.500       6.250  80.00    646      348     12     100.00   100.00      0.00  100.00
49 -54                                  9   2,565,640.09    0.37      285,071.12     7.035       6.785  80.00    697      351      9     79.40     11.08      5.18  93.17
55 -60                              1,315  454,807,829.32   65.43     345,861.47     7.167       6.917  78.26    708      359      1     78.91     13.44      8.78  75.04
79 -84                                 26  14,038,399.97    2.02      539,938.46     7.047       6.797  75.54    695      357      3     76.40     8.85      24.21  58.76
Total:                              2,264  695,056,035.73  100.00     307,003.55     7.406       7.156  78.27    702      358      2     75.15     12.06      9.44  69.75
Min: 1
Max: 84
Wgt Avg: 58

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 09:10 Page 3 of 13

ARMT 2006-3                                         Floaters; Silent Seconds                     Credit Suisse Securities (USA) LLC
Jul 20, 2006 09:10

                                               Total                                                                                       %         %           %      %
                                    No of    Scheduled                                                  Orig.                            Owner    Full-Alt Cashout    SFD
Margin                              Loans     Balance         %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc       Refi    PUD
___________________________________________________________________________________________________________________________________________________________________________
<= 0.000                              846  201,460,103.71   28.98     238,132.51     8.016       7.766  78.61    690      357      2     65.98     8.25      10.06  58.10
2.001 -2.250                          487  237,030,230.57   34.10     486,715.05     6.858       6.608  77.72    711      359      1     84.63     19.61     10.07  81.89
2.251 -2.500                            4   1,583,800.00    0.23      395,950.00     6.939       6.689  76.09    720      359      1     84.53     0.00      40.47  100.00
2.501 -2.750                           36   8,758,002.07    1.26      243,277.84     7.440       7.184  79.36    679      356      4     60.07     12.44     13.32  75.09
2.751 -3.000                            7   1,923,689.26    0.28      274,812.75     7.417       7.068  71.10    733      355      5     81.02     0.00       0.00  77.17
3.001 -3.250                          128  38,888,345.87    5.59      303,815.20     6.645       6.391  78.54    702      359      1     91.99     13.48      9.11  76.47
3.251 -3.500                            6   1,086,661.19    0.16      181,110.20     6.606       6.356  80.00    693      358      2     100.00    11.60      0.00  64.11
3.501 -3.750                           14   3,655,824.06    0.53      261,130.29     6.684       6.434  79.59    699      357      3     82.50     10.60      0.00  51.97
3.751 -4.000                           21   5,727,170.94    0.82      272,722.43     7.122       6.872  79.62    711      357      3     81.02     25.68     11.07  64.19
4.001 -4.250                           68  18,646,752.68    2.68      274,216.95     7.200       6.950  77.61    712      358      2     78.60     5.62      11.54  63.67
4.251 -4.500                           64  14,830,986.53    2.13      231,734.16     7.589       7.339  78.48    707      358      2     61.28     4.50       9.68  66.77
4.501 -4.750                           61  15,243,540.51    2.19      249,894.11     7.432       7.182  77.99    702      358      2     80.16     6.61       5.43  74.43
4.751 -5.000                          514  144,699,639.44   20.82     281,516.81     7.709       7.459  78.69    703      359      1     68.35     6.28       7.66  64.51
5.001 -5.250                            1    141,376.36     0.02      141,376.36     6.150       5.900  80.00    670      353      7     100.00    0.00       0.00  100.00
5.251 -5.500                            4    917,036.90     0.13      229,259.23     7.029       6.779  80.00    636      355      5     100.00    62.20      0.00  100.00
5.501 -5.750                            1    216,412.08     0.03      216,412.08     6.600       6.350  80.00    728      351      9      0.00     0.00       0.00  100.00
6.001 -6.250                            1    143,088.20     0.02      143,088.20     7.200       6.950  80.00    661      353      7     100.00    0.00       0.00  100.00
6.501 -6.750                            1    103,375.36     0.01      103,375.36     7.550       7.300  80.00    656      353      7     100.00    0.00       0.00  100.00
Total:                              2,264  695,056,035.73  100.00     307,003.55     7.406       7.156  78.27    702      358      2     75.15     12.06      9.44  69.75
Min: 2.250
Max: 6.550
Wgt Avg: 3.400

                                           Total                                                                                        Periodic     %         %           %      %
                                    No of  Scheduled                                                    Orig.                             Cap      Owner    Full-Alt Cashout    SFD
Rate Change Frequency               Loans  Balance            %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE    (ARMs)   Occupied    Doc       Refi    PUD
_____________________________________________________________________________________________________________________________________________________________________________________
0                                     846  201,460,103.71   28.98     238,132.51     8.016       7.766  78.61    690      357      2     0.000     65.98     8.25      10.06  58.10
1                                       1  547,993.32       0.08      547,993.32     7.375       7.125  79.88    702      356      4     1.000     100.00    0.00       0.00  100.00
6                                   1,098  303,994,304.51   43.74     276,861.84     7.400       7.149  78.50    704      358      2     1.699     73.19     9.65       8.80  67.77
12                                    319  189,053,634.19   27.20     592,644.62     6.767       6.517  77.56    712      359      1     2.000     88.02     20.02      9.83  85.25
Total:                              2,264  695,056,035.73  100.00     307,003.55     7.406       7.156  78.27    702      358      2     1.813     75.15     12.06      9.44  69.75

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 09:10 Page 4 of 13

ARMT 2006-3                                         Floaters; Silent Seconds                     Credit Suisse Securities (USA) LLC
Jul 20, 2006 09:10

                                               Total                                                                                       %         %           %      %
                                    No of    Scheduled                                                  Orig.                            Owner    Full-Alt Cashout    SFD
Scheduled Balances ($)              Loans     Balance         %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc       Refi    PUD
___________________________________________________________________________________________________________________________________________________________________________
0.00 -24,999.99                         2    48,562.09      0.01      24,281.05      7.256       7.006  67.37    727      359      1     51.13     0.00       0.00  100.00
25,000.00 -49,999.99                   17    671,016.44     0.10      39,471.56      7.771       7.521  74.29    715      336      2     28.92     5.99       3.87  62.65
50,000.00 -74,999.99                   58   3,559,859.74    0.51      61,376.89      8.130       7.880  77.69    698      358      2     21.50     18.22      3.42  80.87
75,000.00 -99,999.99                  127  11,231,650.67    1.62      88,438.19      7.949       7.699  78.84    694      357      2     36.85     17.30      7.30  67.38
100,000.00 -124,999.99                160  18,004,306.80    2.59      112,526.92     7.770       7.520  77.64    695      356      2     45.40     13.86      3.84  67.95
125,000.00 -149,999.99                176  24,257,735.00    3.49      137,828.04     7.591       7.341  78.10    703      357      2     53.98     11.84      5.71  60.36
150,000.00 -174,999.99                150  24,366,908.48    3.51      162,446.06     7.788       7.537  78.70    700      357      2     53.30     14.07      2.62  67.36
175,000.00 -199,999.99                190  35,563,100.58    5.12      187,174.21     7.720       7.470  78.76    699      358      2     57.67     10.58      5.42  76.05
200,000.00 -249,999.99                269  60,583,075.73    8.72      225,215.89     7.587       7.337  78.73    699      358      2     63.90     10.01     11.72  74.11
250,000.00 -299,999.99                219  60,078,168.35    8.64      274,329.54     7.678       7.428  79.09    692      358      2     66.97     9.17      11.00  72.32
300,000.00 -399,999.99                280  96,584,452.21    13.90     344,944.47     7.576       7.325  78.87    694      358      2     80.61     7.56      11.60  66.21
400,000.00 -499,999.99                224  100,479,406.20   14.46     448,568.78     7.260       7.009  78.96    703      358      2     81.15     18.82     12.97  67.24
500,000.00 -599,999.99                190  103,174,304.28   14.84     543,022.65     7.148       6.897  79.17    710      358      2     88.63     11.11      6.31  62.47
600,000.00 -699,999.99                 96  61,451,337.58    8.84      640,118.10     7.150       6.900  77.95    713      359      1     78.02     10.38     11.27  68.72
700,000.00 -799,999.99                 43  32,127,729.61    4.62      747,156.50     7.195       6.945  78.39    712      358      2     85.70     16.34      2.43  79.07
800,000.00 -899,999.99                 23  19,418,048.99    2.79      844,263.00     7.009       6.759  77.19    703      359      1     95.81     4.15       4.44  82.96
900,000.00 -999,999.99                 19  18,246,032.98    2.63      960,317.53     7.167       6.917  73.35    706      359      1     95.04     16.08     16.28  84.26
1,000,000.00 -1,099,999.99             12  12,040,000.00    1.73     1,003,333.33    6.993       6.743  69.00    716      358      2     91.36     33.22      8.31  91.69
1,100,000.00 -1,199,999.99              1   1,110,340.00    0.16     1,110,340.00    7.375       7.125  70.00    739      359      1     100.00    0.00       0.00   0.00
1,200,000.00 -1,999,999.99              8  12,060,000.00    1.74     1,507,500.00    7.156       6.906  73.39    688      358      2     75.83     0.00      24.83  75.33
Total:                              2,264  695,056,035.73  100.00     307,003.55     7.406       7.156  78.27    702      358      2     75.15     12.06      9.44  69.75
Min:                                                                                                                                                            23,730.53
Max:                                                                                                                                                         1,890,000.00
Avg:                                                                                                                                                           307,003.55

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 09:10 Page 5 of 13

ARMT 2006-3                                         Floaters; Silent Seconds                     Credit Suisse Securities (USA) LLC
Jul 20, 2006 09:10

                                          Total                                                                                           %         %            %     %
                                   No of  Scheduled                                                    Orig.                            Owner    Full-Alt  Cashout   SFD
FICO                               Loans  Balance            %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc        Refi   PUD
___________________________________________________________________________________________________________________________________________________________________________
<= 0                                   5  817,763.77        0.12     163,552.75     8.465       8.215  80.00     0       357      3     100.00    30.29       0.00  48.80
576 -600                               1  336,000.00        0.05     336,000.00     8.125       7.875  80.00    598      357      3     100.00    100.00      0.00  100.00
601 -625                              57  16,126,815.50     2.32     282,926.59     7.661       7.411  78.89    622      358      2     89.55     19.31      21.92  68.96
626 -650                             241  60,241,458.53     8.67     249,964.56     7.810       7.559  78.73    639      358      2     82.43     13.28      11.59  72.88
651 -675                             418  122,719,345.75   17.66     293,586.95     7.534       7.284  77.93    665      358      2     78.95     15.69      14.61  69.17
676 -700                             465  144,596,331.36   20.80     310,959.85     7.383       7.134  78.21    688      358      2     75.95     15.03      12.43  69.54
701 -725                             437  144,684,983.80   20.82     331,086.92     7.253       7.002  78.36    713      358      2     72.93      7.87       6.96  67.05
726 -750                             346  117,018,977.12   16.84     338,205.14     7.220       6.969  77.80    737      359      1     75.15      8.59       5.53  76.46
751 -775                             180  56,944,498.12     8.19     316,358.32     7.381       7.129  79.23    762      358      2     70.91     11.03       1.99  64.64
776 -800                              93  26,539,080.79     3.82     285,366.46     7.524       7.271  78.01    786      357      2     56.60     10.32       5.71  63.40
801 -825                              21  5,030,780.99      0.72     239,561.00     7.510       7.260  80.00    807      353      3     30.47     13.16       0.00  69.28
Total:                             2,264  695,056,035.73   100.00    307,003.55     7.406       7.156  78.27    702      358      2     75.15     12.06       9.44  69.75
Min: 598
Max: 814
Wgt Avg: 702

                                               Total                                                                                       %         %        %       %
                                    No of    Scheduled                                                  Orig.                            Owner    Full-Alt Cashout   SFD
Original LTV Ratio (%)              Loans     Balance         %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE  Occupied     Doc     Refi     PUD
___________________________________________________________________________________________________________________________________________________________________________
<= 50.000                               5    718,453.59     0.10      143,690.72     7.337       7.059  36.86    704      329       3     77.85    0.00     42.11   20.84
50.001 -55.000                          5   2,586,503.99    0.37      517,300.80     6.934       6.684  53.68    714      359       1     85.22    0.00     62.13   100.00
55.001 -60.000                          9   4,245,989.42    0.61      471,776.60     6.750       6.500  58.62    708      358       2     94.35    23.55    18.09   87.56
60.001 -65.000                         31  14,509,457.54    2.09      468,047.02     7.076       6.821  63.92    704      358       2     83.71    6.89     41.48   48.00
65.001 -70.000                        128  38,604,348.76    5.55      301,596.47     7.446       7.193  69.50    698      358       2     56.98    5.04     13.95   70.00
70.001 -75.000                        177  55,311,207.76    7.96      312,492.70     7.491       7.241  74.39    696      358       2     56.04    4.85     14.22   66.19
75.001 -80.000                      1,908  578,977,527.21   83.30     303,447.34     7.411       7.160  79.90    703      358       2     77.80    13.33    7.54    70.41
80.001 -85.000                          1    102,547.46     0.01      102,547.46     8.250       8.000  81.26    671      355       5     0.00     0.00     0.00    100.00
Total:                              2,264  695,056,035.73  100.00     307,003.55     7.406       7.156  78.27    702      358       2     75.15    12.06    9.44    69.75
Min: 20.740
Max: 81.260
Wgt Avg: 78.275

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 09:10 Page 6 of 13

ARMT 2006-3                                         Floaters; Silent Seconds                     Credit Suisse Securities (USA) LLC
Jul 20, 2006 09:10

                                               Total                                                                                       %         %        %         %
                                    No of    Scheduled                                                  Orig.                            Owner    Full-Alt Cashout    SFD
Combined LTV Ratio (%)              Loans     Balance         %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
<= 50.000                               1    111,167.38     0.02      111,167.38     6.625       6.375  20.74    796      178      2     100.00    0.00    100.00    0.00
60.001 -65.000                          2   1,739,001.00    0.25      869,500.50     7.271       7.021  59.61    725      359      1     100.00    0.00     57.45   100.00
65.001 -70.000                          2   1,130,999.96    0.16      565,499.98     6.473       6.223  62.71    698      359      1     100.00    0.00     21.22   100.00
70.001 -75.000                         12   6,612,475.76    0.95      551,039.65     6.896       6.646  64.55    691      356      2     68.98     0.00     15.23   95.64
75.001 -80.000                         26  15,431,609.63    2.22      593,523.45     6.995       6.741  65.73    703      357      3     75.36     18.03    41.53   56.55
80.001 -85.000                         40  18,423,401.45    2.65      460,585.04     7.119       6.869  74.27    691      358      2     78.61     13.99    28.48   73.92
85.001 -90.000                        565  195,818,386.07   28.17     346,581.21     7.202       6.952  78.35    704      358      2     62.86     9.89     14.96   71.12
90.001 -95.000                        577  156,269,805.84   22.48     270,831.55     7.621       7.370  78.64    702      358      2     55.86     14.03    9.27    63.86
95.001 -100.000                     1,039  299,519,188.64   43.09     288,276.41     7.483       7.232  79.42    702      358      2     92.92     12.41    2.61    71.51
Total:                              2,264  695,056,035.73  100.00     307,003.55     7.406       7.156  78.27    702      358      2     75.15     12.06    9.44    69.75
Min: 36.790
Max: 100.000
Wgt Avg: 94.635

                                           Total                                                                                           %         %        %         %
                                    No of  Scheduled                                                    Orig.                            Owner    Full-Alt Cashout    SFD
DTI Ratio (%)                       Loans  Balance            %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE  Occupied     Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
<= 20.00                              499  138,200,700.69   19.88     276,955.31     7.745       7.494  78.02    709      358       2     75.26    0.76       8.30  67.97
20.01 -25.00                           74  18,776,699.53    2.70      253,739.18     7.556       7.306  76.06    696      359       1     51.19    5.03      20.34  71.34
25.01 -30.00                          119  33,761,451.88    4.86      283,709.68     7.324       7.074  78.67    706      359       1     60.61    12.96      5.30  69.64
30.01 -35.00                          204  58,390,562.81    8.40      286,228.25     7.363       7.113  77.56    705      358       1     66.40    9.26      11.01  69.20
35.01 -40.00                          449  135,819,119.66   19.54     302,492.47     7.291       7.040  78.62    703      358       2     77.09    11.58     10.48  69.29
40.01 -45.00                          570  194,019,108.10   27.91     340,384.40     7.369       7.119  78.45    695      358       2     81.19    12.15      8.69  68.91
45.01 -50.00                          306  101,288,808.87   14.57     331,009.18     7.255       7.002  78.51    703      358       2     76.00    26.40      9.79  72.90
50.01 -55.00                           38  13,180,097.43    1.90      346,844.67     6.997       6.747  78.19    706      358       2     67.75    38.16      8.19  77.97
55.01 >=                                5  1,619,486.76     0.23      323,897.35     7.045       6.795  79.19    705      357       3     83.84    59.03      0.00  100.00
Total:                              2,264  695,056,035.73  100.00     307,003.55     7.406       7.156  78.27    702      358       2     75.15    12.06      9.44  69.75
Min: 7.76
Max: 58.02
Wgt Avg: 39.47

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 09:10 Page 7 of 13

ARMT 2006-3                                         Floaters; Silent Seconds                     Credit Suisse Securities (USA) LLC
Jul 20, 2006 09:10

                                              Total                                                                                       %         %         %        %
                                   No of    Scheduled                                                  Orig.                            Owner    Full-Alt  Cashout   SFD
Documentation Type                 Loans     Balance         %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM    AGE   Occupied     Doc      Refi     PUD
___________________________________________________________________________________________________________________________________________________________________________
Reduced                            1,555  489,656,825.32   70.45     314,891.85     7.398       7.147  78.36    702      358      2      74.07     0.00     9.30    70.52
Full/Alternative                     274  83,803,784.51    12.06     305,853.23     6.904       6.654  78.89    694      358      2      76.19    100.00    13.08   68.32
Stated Income/Stated                 227  66,826,951.83     9.61     294,391.86     7.768       7.517  77.72    696      358      2      71.88     0.00     9.58    63.98
Assets
No Income/ No Asset                  208  54,768,474.07     7.88     263,309.97     7.811       7.561  77.30    728      358      2      87.25     0.00     4.90    72.04
Total:                             2,264  695,056,035.73   100.00    307,003.55     7.406       7.156  78.27    702      358      2      75.15    12.06     9.44    69.75

                                           Total                                                                                           %         %           %      %
                                    No of  Scheduled                                                    Orig.                            Owner    Full-Alt Cashout    SFD
Property Type                       Loans  Balance            %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM    AGE   Occupied     Doc       Refi    PUD
___________________________________________________________________________________________________________________________________________________________________________
Single Family Residence             1,081  317,401,127.92   45.67     293,618.06     7.393       7.142  78.17    700      358      2      78.77    10.80     12.57  100.00
PUD                                   490  167,397,403.43   24.08     341,627.35     7.205       6.955  78.55    706      358      2      77.43    13.73      6.80  100.00
2-4 Family                            392  134,431,002.40   19.34     342,936.23     7.683       7.433  78.43    702      358      2      70.97    9.24       7.97   0.00
Condo                                 297  75,316,939.52    10.84     253,592.39     7.409       7.158  77.80    703      358      2      62.81    18.76      4.81   0.00
Condotel                                4  509,562.46       0.07      127,390.62     8.370       8.120  80.00    711      358      2      0.00     0.00       0.00   0.00
Total:                              2,264  695,056,035.73  100.00     307,003.55     7.406       7.156  78.27    702      358      2      75.15    12.06      9.44  69.75

                                                    Total                                                                                  %         %           %      %
                                    No of       Scheduled                                               Orig.                            Owner    Full-Alt Cashout    SFD
Mortgage Loan Purpose               Loans         Balance     %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM    AGE   Occupied     Doc       Refi    PUD
___________________________________________________________________________________________________________________________________________________________________________
Purchase                            1,913  570,350,200.53   82.06     298,144.38     7.454       7.204  78.86    705      358      2      73.13    11.04      0.00  67.78
Refinance -Cashout                    190   65,603,173.61   9.44      345,279.86     7.299       7.049  75.75    685      358      2      82.10    16.71    100.00  78.16
Refinance -Rate Term                  161   59,102,661.59   8.50      367,097.28     7.064       6.814  75.43    692      358      1      86.92    16.73      0.00  79.44
Total:                              2,264  695,056,035.73  100.00     307,003.55     7.406       7.156  78.27    702      358      2      75.15    12.06      9.44  69.75

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 09:10 Page 8 of 13

ARMT 2006-3                                         Floaters; Silent Seconds                     Credit Suisse Securities (USA) LLC
Jul 20, 2006 09:10

                                           Total                                                                                           %         %        %         %
                                    No of  Scheduled                                                    Orig.                            Owner    Full-Alt Cashout    SFD
Occupancy Type                      Loans  Balance            %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
Primary                             1,484  522,356,463.18   75.15     351,992.23     7.263       7.013  78.42    699      358      2     100.00    12.22    10.31   72.68
Investment                            666  141,008,935.48   20.29     211,725.13     7.915       7.665  77.66    713      358      2      0.00     11.65    6.75    58.88
Second Home                           114  31,690,637.07    4.56      277,988.04     7.499       7.249  78.60    703      358      2      0.00     11.13    7.04    69.88
Total:                              2,264  695,056,035.73  100.00     307,003.55     7.406       7.156  78.27    702      358      2     75.15     12.06    9.44    69.75

                                               Total                                                                                       %         %        %         %
                                    No of    Scheduled                                                  Orig.                            Owner    Full-Alt Cashout    SFD
State                               Loans     Balance         %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM    AGE   Occupied     Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
California                            324  170,770,742.79   24.57     527,070.19     6.889       6.637  78.11    711      359      1      88.78    15.34    9.23    80.64
Florida                               345  85,552,297.41    12.31     247,977.67     7.703       7.453  77.85    699      358      2      56.47    7.61     7.45    70.32
New York                              179  77,391,684.80    11.13     432,355.78     7.483       7.231  78.20    700      358      2      79.84    7.04     6.97    27.93
New Jersey                            195  64,024,469.26    9.21      328,330.61     7.759       7.508  78.60    693      358      2      77.19    7.65     15.00   43.31
Nevada                                186  53,807,635.97    7.74      289,288.37     7.432       7.182  78.58    698      358      2      73.22    10.93    7.73    87.83
Other                               1,035  243,509,205.50   35.03     235,274.59     7.543       7.292  78.41    701      358      2      70.56    14.32    9.99    78.16
Total:                              2,264  695,056,035.73  100.00     307,003.55     7.406       7.156  78.27    702      358      2      75.15    12.06    9.44    69.75

                                                    Total                                                                                  %         %        %         %
                                    No of       Scheduled                                               Orig.                            Owner    Full-Alt Cashout    SFD
Original Term                       Loans         Balance     %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM    AGE   Occupied     Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
180                                     7      684,861.67   0.10      97,837.38      6.850       6.600  68.39    746      178      2      76.52    0.00     16.23   77.51
360                                 2,257  694,371,174.06   99.90     307,652.27     7.407       7.156  78.28    702      358      2      75.15    12.07    9.43    69.74
Total:                              2,264  695,056,035.73  100.00     307,003.55     7.406       7.156  78.27    702      358      2      75.15    12.06    9.44    69.75
Min: 180
Max: 360
Wgt Avg: 360

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 09:10 Page 9 of 13

ARMT 2006-3                                         Floaters; Silent Seconds                     Credit Suisse Securities (USA) LLC
Jul 20, 2006 09:10

                                                   Total                                                                                  %         %         %        %
                                   No of       Scheduled                                               Orig.                            Owner    Full-Alt  Cashout   SFD
Remaining Term to Stated           Loans         Balance     %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc      Refi     PUD
Maturity
___________________________________________________________________________________________________________________________________________________________________________
169 -180                               7      684,861.67    0.10      97,837.38     6.850       6.600  68.39    746      178      2     76.52      0.00     16.23   77.51
337 -348                               2    1,136,333.60    0.16     568,166.80     6.830       6.580  64.60    652      348     12     100.00    100.00    0.00    12.00
349 -360                           2,255  693,234,840.46   99.74     307,421.22     7.408       7.157  78.31    702      358      2     75.11     11.92     9.45    69.84
Total:                             2,264  695,056,035.73   100.00    307,003.55     7.406       7.156  78.27    702      358      2     75.15     12.06     9.44    69.75
Min: 177
Max: 360
Wgt Avg: 358

                                                   Total                                                                                  %         %        %         %
                                   No of       Scheduled                                               Orig.                            Owner    Full-Alt Cashout    SFD
First Payment Date                 Loans         Balance     %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM    AGE   Occupied     Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
2005                                  22    8,216,127.90    1.18     373,460.36     7.100       6.850  77.33    702      350      10     64.87    24.83    4.61    79.05
2006                               2,242  686,839,907.83   98.82     306,351.43     7.410       7.159  78.29    702      358      2      75.28    11.90    9.50    69.64
Total:                             2,264  695,056,035.73   100.00    307,003.55     7.406       7.156  78.27    702      358      2      75.15    12.06    9.44    69.75

                                               Total                                                                                       %         %           %      %
                                    No of    Scheduled                                                  Orig.                            Owner    Full-Alt Cashout    SFD
Zipcode                             Loans     Balance         %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc       Refi    PUD
___________________________________________________________________________________________________________________________________________________________________________
11233                                  10   5,214,888.64    0.75      521,488.86     7.545       7.295  77.07    711      358      2     74.81     9.20       0.00   0.00
11221                                   8   4,467,697.28    0.64      558,462.16     7.419       7.169  77.67    682      359      1     100.00    0.00      21.95   0.00
11207                                   6   3,172,297.88    0.46      528,716.31     6.671       6.421  80.00    702      359      1     84.24     0.00       0.00   0.00
89149                                  11   3,090,621.19    0.44      280,965.56     7.269       7.019  79.67    716      358      2     92.04     7.75       7.75  100.00
94582                                   4   2,987,749.97    0.43      746,937.49     6.666       6.416  76.84    723      358      2     100.00    0.00       0.00  81.66
Other                               2,225  676,122,780.77   97.28     303,875.41     7.413       7.162  78.28    702      358      2     74.76     12.29      9.52  70.88
Total:                              2,264  695,056,035.73  100.00     307,003.55     7.406       7.156  78.27    702      358      2     75.15     12.06      9.44  69.75

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 09:10 Page 10 of 13

ARMT 2006-3                                         Floaters; Silent Seconds                     Credit Suisse Securities (USA) LLC
Jul 20, 2006 09:10

                                              Total                                                                                       %         %        %         %
                                   No of    Scheduled                                                  Orig.                            Owner    Full-Alt Cashout    SFD
Prepay Penalty                     Loans     Balance         %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM    AGE   Occupied     Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
0                                  1,391  447,274,711.82   64.35     321,549.04     7.378       7.127  78.11    703      358      2      76.61    11.87    9.58    64.27
4                                      6   1,456,123.60     0.21     242,687.27     7.815       7.565  78.91    751      356      4      41.15    0.00     0.00    87.72
6                                     29   8,818,441.20     1.27     304,084.18     7.421       7.171  79.44    715      357      3      94.40    3.48     7.47    83.42
12                                   110  52,556,746.51     7.56     477,788.60     6.950       6.700  78.34    705      359      1      84.38    20.73    12.52   84.49
24                                   102  22,664,951.79     3.26     222,205.41     7.513       7.257  79.65    708      358      2      76.93    13.66    5.74    82.16
36                                   613  154,298,208.24   22.20     251,709.96     7.645       7.395  78.41    696      358      2      67.57    9.71     8.52    77.48
60                                    13   7,986,852.57     1.15     614,373.27     6.986       6.736  78.93    717      359      1      59.21    17.83    13.27   76.85
Total:                             2,264  695,056,035.73   100.00    307,003.55     7.406       7.156  78.27    702      358      2      75.15    12.06    9.44    69.75

                                           Total                                                                                           %         %           %      %
                                    No of  Scheduled                                                    Orig.                            Owner    Full-Alt Cashout    SFD
First Periodic Rate Cap             Loans  Balance            %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc       Refi    PUD
Cap
___________________________________________________________________________________________________________________________________________________________________________
0.000                                 846  201,460,103.71   28.98     238,132.51     8.016       7.766  78.61    690      357      2     65.98     8.25      10.06  58.10
1.000                                   1  547,993.32       0.08      547,993.32     7.375       7.125  79.88    702      356      4     100.00    0.00       0.00  100.00
2.000                                  27  6,217,530.12     0.89      230,278.89     6.990       6.732  78.86    695      355      5     69.43     8.63       6.09  80.65
3.000                                  28  9,364,205.63     1.35      334,435.92     7.160       6.867  77.34    706      356      4     75.68     37.07      0.00  70.70
5.000                                 594  266,864,739.79   38.39     449,267.24     6.987       6.737  77.83    710      359      1     83.50     16.17      9.65  76.74
6.000                                 768  210,601,463.16   30.30     274,220.66     7.377       7.127  78.55    704      359      1     73.44     9.51       9.13  71.59
Total:                              2,264  695,056,035.73  100.00     307,003.55     7.406       7.156  78.27    702      358      2     75.15     12.06      9.44  69.75
Min: 1.000
Max: 6.000
Wgt Avg: 5.346

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 09:10 Page 11 of 13

ARMT 2006-3                                         Floaters; Silent Seconds                     Credit Suisse Securities (USA) LLC
Jul 20, 2006 09:10

                                                   Total                                                                                  %         %        %         %
                                 No of         Scheduled                                                Orig.                           Owner    Full-Alt Cashout    SFD
Annualized Periodic Rate Cap     Loans           Balance  %         Avg. Balance     WAC     Net WAC      LTV   FICO     WAM     AGE   Occupied    Doc     Refi      PUD
___________________________________________________________________________________________________________________________________________________________________________
0.000                                846  201,460,103.71   28.98     238,132.51     8.016       7.766  78.61    690      357      2     65.98     8.25      10.06  58.10
2.000                                638  280,684,346.34   40.38     439,944.12     6.988       6.736  77.82    710      358      2     82.95     16.75      9.31  76.52
4.000                                779  212,363,592.36   30.55     272,610.52     7.381       7.131  78.55    703      359      1     73.49     9.50       9.05  71.77
12.000                                 1  547,993.32        0.08     547,993.32     7.375       7.125  79.88    702      356      4     100.00    0.00       0.00  100.00
Total:                             2,264  695,056,035.73   100.00    307,003.55     7.406       7.156  78.27    702      358      2     75.15     12.06      9.44  69.75
Min: 2.000
Max: 12.000
Wgt Avg: 2.872

                                           Total                                                                                           %         %        %       %
                                    No of  Scheduled                                                    Orig.                            Owner    Full-Alt Cashout   SFD
Periodic Rate Cap                   Loans  Balance            %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE  Occupied     Doc     Refi     PUD
___________________________________________________________________________________________________________________________________________________________________________
0.000                                 846  201,460,103.71   28.98     238,132.51     8.016       7.766  78.61    690      357       2     65.98    8.25     10.06   58.10
1.000                                 320  92,178,705.47    13.26     288,058.45     7.443       7.188  78.38    706      358       2     72.66    9.92     8.17    58.76
2.000                               1,098  401,417,226.55   57.75     365,589.46     7.092       6.842  78.08    707      359       1     80.33    14.46    9.42    78.12
Total:                              2,264  695,056,035.73  100.00     307,003.55     7.406       7.156  78.27    702      358       2     75.15    12.06    9.44    69.75
Min: 1.000
Max: 2.000
Wgt Avg: 1.813

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 09:10 Page 12 of 13

ARMT 2006-3                                         Floaters; Silent Seconds                     Credit Suisse Securities (USA) LLC
Jul 20, 2006 09:10

                                          Total                                                                                           %         %        %       %
                                   No of  Scheduled                                                    Orig.                            Owner    Full-Alt Cashout   SFD
Maximum Rate                       Loans  Balance            %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE  Occupied     Doc     Refi     PUD
___________________________________________________________________________________________________________________________________________________________________________
<= 9.000                             846  201,460,103.71   28.98     238,132.51     8.016       7.766  78.61    690      357       2     65.98    8.25     10.06   58.10
10.001 -11.000                        34  16,472,400.68     2.37     484,482.37     5.881       5.631  78.67    711      359       1     91.26    26.09    11.38   82.62
11.001 -12.000                       286  146,197,574.30   21.03     511,180.33     6.587       6.337  77.60    713      359       1     92.04    25.12    9.20    85.71
12.001 -13.000                       509  176,386,181.98   25.38     346,534.74     7.224       6.973  78.29    705      358       2     78.24    8.42     10.36   67.96
13.001 >=                            589  154,539,775.06   22.23     262,376.53     7.757       7.505  78.42    703      358       2     65.89    7.32     7.60    70.50
Total:                             2,264  695,056,035.73   100.00    307,003.55     7.406       7.156  78.27    702      358       2     75.15    12.06    9.44    69.75
Min: 10.250
Max: 15.000
Wgt. Avg: 12.616

                                           Total                                                                                           %         %           %      %
                                    No of  Scheduled                                                    Orig.                            Owner    Full-Alt Cashout    SFD
Interest Only Period                Loans  Balance            %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM     AGE   Occupied    Doc       Refi    PUD
___________________________________________________________________________________________________________________________________________________________________________
0                                     799  177,408,630.84   25.52     222,038.34     7.850       7.599  78.62    688      357      2     64.51     8.49      12.23  60.50
36                                      1  445,389.86       0.06      445,389.86     6.500       6.250  80.00    798      352      8     100.00    0.00       0.00  100.00
60                                    246  142,463,388.96   20.50     579,119.47     6.777       6.525  77.75    713      359      1     88.60     20.25      5.90  87.20
84                                      5  5,022,500.00     0.72     1,004,500.00    7.120       6.870  73.24    686      356      4     71.43     9.56      22.25  75.76
120                                 1,213  369,716,126.07   53.19     304,794.83     7.441       7.191  78.37    705      358      2     75.10     10.66      9.30  67.35
Total:                              2,264  695,056,035.73  100.00     307,003.55     7.406       7.156  78.27    702      358      2     75.15     12.06      9.44  69.75

                                           Total
                                    No of  Scheduled                                     MTR                          Margin    Net Margin                     Orig.
Group                               Loans  Balance           %          Avg. Balance    (ARMs)     WAC      Net WAC   (ARMs)      (ARMs)       WAM       AGE    LTV     FICO
______________________________________________________________________________________________________________________________________________________________________________
4A                                  1,418  493,595,932.02    71.02        348,093.04       58     7.157      6.907     3.400      3.150        358         2   78.14     707
4B                                    846  201,460,103.71    28.98        238,132.51       0      8.016      7.766     0.000      0.000        357         2   78.61     690
Total:                              2,264  695,056,035.73    100.00       307,003.55       58     7.406      7.156     3.400      3.150        358         2   78.27     702

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 20, 2006 09:10 Page 13 of 13

Silent Second & IO Breakout

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
ARMT 2006-3
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Group 1
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Group 1                                     Total                                                                                                       % SFR
                             Count      Sched_Balance    WAC     FICO     Original LTV        Combined LTV     DTI Ratio      % Owner Occ    % Full Doc   PUD      % IO     % CA       % Cashout     % Silent Seconds
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Group 1                       349       227,635,792.26   6.289    756            66.73               70.95       36.05             92.46         31.65    89.27     76.24   57.51         29.12                 33.39
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Group 1                                     Total                                                                                                         % SFR
                             Count      Sched_Balance    WAC      FICO    Original LTV        Combined LTV       DTI Ratio    % Owner Occ      % Full Doc  PUD      % IO    % CA      % Cashout     % Silent Seconds
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Silent Seconds                120        76,001,607.88   6.221    757            75.28               87.82       39.05             97.57         29.13    88.51     80.23   62.12          9.39                100.00
Interest-Only                 261       173,543,677.79   6.308    758            66.48               70.98       36.16             92.91         28.41    89.33    100.00   57.86         30.41                 35.14
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Group 2
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Group 2                                  Total                                                                                                            % SFR
                            Count        Sched_Balance   WAC     FICO      Original LTV       Combined LTV       DTI Ratio   % Owner Occ       % Full Doc   PUD     % IO     % CA     % Cashout     % Silent Seconds
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Group 2                        79        37,596,223.44   6.325    733            69.46               77.26       38.23             86.97         47.23    82.72     87.84   45.59         22.66                 51.49
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Group 2                                  Total                                                                                                            % SFR
                            Count        Sched_Balance   WAC     FICO     Original LTV        Combined LTV      DTI Ratio    % Owner Occ       % Full Doc   PUD     % IO    % CA      % Cashout     % Silent Seconds
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Silent Seconds                 38        19,360,156.25   6.457    728            75.24               90.36       38.14             90.41         35.49    83.88     91.41   36.28          0.00                100.00
Interest-Only                  65        33,024,842.67   6.324    734            69.55               77.54       38.44             87.74         48.22    83.05    100.00   48.71         22.01                 53.59
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Group 3
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Group 3                                  Total                                                                                                           % SFR
                            Count        Sched_Balance    WAC    FICO     Original LTV        Combined LTV       DTI Ratio   % Owner Occ       % Full Doc  PUD     % IO     % CA      % Cashout     % Silent Seconds
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Group 3                       264        61,803,684.33   6.429    741            63.17               69.56       36.41             78.59         23.90    82.58     60.05   19.33         38.55                 33.80
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Group 3                                  Total                                                                                                           % SFR
                            Count        Sched_Balance    WAC     FICO    Original LTV        Combined LTV       DTI Ratio   % Owner Occ     % Full Doc    PUD      % IO    % CA      % Cashout     % Silent Seconds
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Silent Seconds                 89        20,887,463.74   6.604    757            75.02               93.90       39.49             89.30         32.45    81.66     62.48   11.50          7.42                100.00
Interest-Only                 146        37,115,630.30   6.324    756            64.00               70.66       36.70             78.38         28.56    81.72    100.00   24.21         36.00                 35.16
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Groups 1-3
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Agg. Groups 1-3                         Total                                                                                                            % SFR
                           Count        Sched_Balance     WAC    FICO     Original LTV       Combined LTV       DTI Ratio    % Owner Occ     % Full Doc    PUD      % IO    % CA      % Cashout     % Silent Seconds
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Groups 1-3                    692       327,035,700.03   6.319    751            66.37               71.41       36.34             89.20         31.98    87.25     74.51   48.93         30.16                 35.55
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Agg. Groups 1-3                         Total                                                                                                            % SFR
                            Count       Sched_Balance    WAC     FICO     Original LTV       Combined LTV      DTI Ratio      % Owner Occ    % Full Doc    PUD      % IO    % CA       % Cashout     % Silent Seconds
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Silent Seconds                247       116,249,227.87   6.329    752            75.23               89.34       38.96             94.89         30.79    86.51     78.90   48.72          7.48                100.00
Interest Only                 472       243,684,150.76   6.313    754            66.52               71.82       36.52             89.99         31.12    87.32    100.00   51.50         30.12                 37.64
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Adobe Acrobat Exchange-Pro 7.5
ARMT 2006-3                                                     Pass-Throughs                    Credit Suisse Securities (USA) LLC
Jul 19, 2006 11:55

                                        Total                                                                                  %         %        %        %
                       No of        Scheduled                                               Orig.                            Owner    Full-Alt Cashout   SFD
Conforming Breakout    Loans          Balance     %      Avg. Balance     WAC      Net WAC   LTV     FICO     WAM    AGE   Occupied     Doc     Refi     PUD
Conforming              308     72,944,730.56   22.30     236,833.54     6.436       6.064  64.14    740      358      2      78.03    24.88    38.29   80.58
Non-Conforming          384    254,090,969.47   77.70     661,695.23     6.286       6.006  67.01    753      358      2      92.41    34.02    27.83   89.17
Total:               692       327,035,700.03  100.00     472,594.94     6.319       6.019  66.37    751      358      2      89.20    31.98    30.16   87.25

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse Securities (USA) LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
Jul 19, 2006 11:55 Page 1 of 1

ARMT 2006-3 State Breakout by Group

ARMT 2006-3

Group 1

--------------------------------------------------------------------------
Geographic Distribution              Count        Balance           %
--------------------------------------------------------------------------
Arizona                                   9         5,571,269.49     2.45
California                              195       130,914,622.65    57.51
Colorado                                  3         1,744,600.00     0.77
Connecticut                               1           495,600.00     0.22
District of Columbia                      2         1,093,600.00     0.48
Florida                                  24        15,874,280.30     6.97
Georgia                                   6         3,966,448.98     1.74
Hawaii                                    3         2,554,248.09     1.12
Idaho                                     2         1,091,200.00     0.48
Illinois                                  5         3,046,800.00     1.34
Maryland                                 12         7,020,533.40     3.08
Massachusetts                             5         3,477,989.24     1.53
Minnesota                                 1         1,258,745.66     0.55
Missouri                                  1           497,000.00     0.22
Nevada                                   10         6,411,260.94     2.82
New Jersey                                9         5,583,247.37     2.45
New Mexico                                2         1,578,700.00     0.69
New York                                  9         6,229,894.78     2.74
North Carolina                            6         3,503,523.19     1.54
Oregon                                    2           971,657.96     0.43
Pennsylvania                              1           639,315.80     0.28
South Carolina                            3         1,990,267.83     0.87
Tennessee                                 2         1,155,045.08     0.51
Texas                                     1           489,900.02     0.22
Utah                                      3         1,672,773.56     0.73
Virginia                                 21        11,371,985.44     5.00
Washington                                7         4,111,867.59     1.81
West Virginia                             1           418,000.00     0.18
Wisconsin                                 1           601,414.89     0.26
Wyoming                                   2         2,300,000.00     1.01
--------------------------------------------------------------------------
Total:                                  349       227,635,792.26   100.00
--------------------------------------------------------------------------

Group 2

--------------------------------------------------------------------------
Geographic Distribution              Count        Balance           %
--------------------------------------------------------------------------
Arizona                                   5         1,287,972.77     3.43
California                               30        17,141,602.54    45.59
Colorado                                  7         1,724,107.46     4.59
Connecticut                               2           554,400.00     1.47
District of Columbia                      3         2,530,000.00     6.73
Florida                                   7         3,895,885.60    10.36
Illinois                                  2           592,157.65     1.58
Maryland                                  2         1,593,000.00     4.24
Massachusetts                             3         2,022,513.60     5.38
Nevada                                    4         1,655,191.14     4.40
New Jersey                                1           545,000.00     1.45
New York                                  2           982,400.00     2.61
Oregon                                    3           711,250.00     1.89
Texas                                     2           527,659.39     1.40
Virginia                                  3         1,308,396.82     3.48
Washington                                3           524,686.47     1.40
--------------------------------------------------------------------------
Total:                                   79        37,596,223.44   100.00
--------------------------------------------------------------------------

Group 3

--------------------------------------------------------------------------
Geographic Distribution              Count        Balance           %
--------------------------------------------------------------------------
Arizona                                  36         8,267,536.85    13.38
California                               42        11,948,506.70    19.33
Colorado                                  3           621,120.00     1.00
Connecticut                               5         1,111,209.66     1.80
Delaware                                  1           206,342.87     0.33
District of Columbia                      1           250,000.00     0.40
Florida                                  29         5,823,876.24     9.42
Georgia                                  10         2,267,868.62     3.67
Idaho                                     3           277,526.72     0.45
Illinois                                  8         1,292,264.85     2.09
Iowa                                      1           120,813.66     0.20
Maine                                     1           141,424.33     0.23
Maryland                                  6         1,770,186.65     2.86
Massachusetts                             3           931,737.81     1.51
Michigan                                  1           416,632.09     0.67
Minnesota                                 4           841,090.94     1.36
Mississippi                               1           264,000.00     0.43
Missouri                                  3           638,100.13     1.03
Nevada                                   14         2,790,263.15     4.51
New Hampshire                             2           518,500.00     0.84
New Jersey                               15         4,060,227.60     6.57
New Mexico                                2           220,626.69     0.36
New York                                 18         5,784,838.04     9.36
North Carolina                            9         1,778,325.71     2.88
Pennsylvania                              9         1,478,064.82     2.39
Rhode Island                              1           186,000.00     0.30
South Carolina                           10         2,250,901.01     3.64
Texas                                     5           807,561.61     1.31
Utah                                      6         1,169,019.99     1.89
Virginia                                 12         2,982,793.70     4.83
Washington                                3           586,323.89     0.95
--------------------------------------------------------------------------
Total:                                  264        61,803,684.33   100.00
--------------------------------------------------------------------------

Groups 1-3

--------------------------------------------------------------------------
Geographic Distribution              Count        Balance           %
--------------------------------------------------------------------------
Arizona                                  50        15,126,779.11     4.63
California                              267       160,004,731.89    48.93
Colorado                                 13         4,089,827.46     1.25
Connecticut                               8         2,161,209.66     0.66
Delaware                                  1           206,342.87     0.06
District of Columbia                      6         3,873,600.00     1.18
Florida                                  60        25,594,042.14     7.83
Georgia                                  16         6,234,317.60     1.91
Hawaii                                    3         2,554,248.09     0.78
Idaho                                     5         1,368,726.72     0.42
Illinois                                 15         4,931,222.50     1.51
Iowa                                      1           120,813.66     0.04
Maine                                     1           141,424.33     0.04
Maryland                                 20        10,383,720.05     3.18
Massachusetts                            11         6,432,240.65     1.97
Michigan                                  1           416,632.09     0.13
Minnesota                                 5         2,099,836.60     0.64
Mississippi                               1           264,000.00     0.08
Missouri                                  4         1,135,100.13     0.35
Nevada                                   28        10,856,715.23     3.32
New Hampshire                             2           518,500.00     0.16
New Jersey                               25        10,188,474.97     3.12
New Mexico                                4         1,799,326.69     0.55
New York                                 29        12,997,132.82     3.97
North Carolina                           15         5,281,848.90     1.62
Oregon                                    5         1,682,907.96     0.51
Pennsylvania                             10         2,117,380.62     0.65
Rhode Island                              1           186,000.00     0.06
South Carolina                           13         4,241,168.84      1.3
Tennessee                                 2         1,155,045.08     0.35
Texas                                     8         1,825,121.02     0.56
Utah                                      9         2,841,793.55     0.87
Virginia                                 36        15,663,175.96     4.79
Washington                               13         5,222,877.95      1.6
West Virginia                             1           418,000.00     0.13
Wisconsin                                 1           601,414.89     0.18
Wyoming                                   2         2,300,000.00      0.7
--------------------------------------------------------------------------
Total:                                  692       327,035,700.03      100
--------------------------------------------------------------------------

Group 4A

--------------------------------------------------------------------------
Geographic Distribution              Count        Balance           %
--------------------------------------------------------------------------
Alabama                                   7         1,285,400.91     0.15
Arizona                                 152        44,406,952.81     5.09
Arkansas                                  5           779,274.06     0.09
California                              567       308,546,432.64    35.36
Colorado                                 35        13,777,503.51     1.58
Connecticut                              29         9,687,635.57     1.11
Delaware                                  8         2,321,098.01     0.27
District of Columbia                     11         4,327,224.35     0.50
Florida                                 382       106,684,865.36    12.23
Georgia                                  43         9,105,526.27     1.04
Hawaii                                   10         7,809,900.00     0.90
Idaho                                    25         4,351,420.14     0.50
Illinois                                 79        26,773,928.31     3.07
Indiana                                   8           656,657.43     0.08
Kansas                                    3         1,279,685.92     0.15
Kentucky                                  2           223,973.58     0.03
Louisiana                                 1           203,973.48     0.02
Maine                                     3           779,274.88     0.09
Maryland                                 78        27,601,192.55     3.16
Massachusetts                            26         9,183,250.01     1.05
Michigan                                 24         4,046,281.13     0.46
Minnesota                                23         6,653,745.90     0.76
Mississippi                               2           275,600.00     0.03
Missouri                                  5         1,525,070.59     0.17
Montana                                   2         1,078,750.00     0.12
Nebraska                                  1           217,600.00     0.02
Nevada                                  174        53,431,747.30     6.12
New Hampshire                             7         1,736,132.93     0.20
New Jersey                              138        51,496,961.82     5.90
New Mexico                               22         5,005,403.85     0.57
New York                                122        65,237,213.15     7.48
North Carolina                           29         6,926,409.99     0.79
Ohio                                     15         2,792,124.75     0.32
Oklahoma                                  2           322,138.70     0.04
Oregon                                   16         5,274,272.76     0.60
Pennsylvania                             17         4,281,105.59     0.49
Rhode Island                              4           979,169.14     0.11
South Carolina                           54        12,781,625.22     1.46
South Dakota                              2           439,415.83     0.05
Tennessee                                 7         2,136,605.14     0.24
Texas                                    37         8,410,742.09     0.96
Utah                                     28         7,891,795.28     0.90
Virginia                                 80        31,173,361.16     3.57
Washington                               41        18,338,148.70     2.10
West Virginia                             1            80,890.94     0.01
Wisconsin                                 3           269,837.94     0.03
---------------------------------------------------------------------------
Total:                                2,330       872,587,319.69   100.00
--------------------------------------------------------------------------

Group 4B

--------------------------------------------------------------------------
Geographic Distribution              Count        Balance           %
--------------------------------------------------------------------------
Alabama                                  15         1,350,945.51     0.45
Alaska                                    1           321,567.00     0.11
Arizona                                  30         7,236,000.24     2.43
Arkansas                                  5           493,553.80     0.17
California                               54        17,963,478.69     6.04
Colorado                                 19         3,069,925.13     1.03
Connecticut                              17         3,709,301.61     1.25
Delaware                                  4           856,300.97     0.29
District of Columbia                      4         1,548,607.50     0.52
Florida                                 156        34,281,982.70    11.53
Georgia                                  29         3,831,368.57     1.29
Hawaii                                    1           700,279.53     0.24
Idaho                                    10         1,405,615.34     0.47
Illinois                                 58        10,556,374.75     3.55
Indiana                                   9         1,175,327.06     0.40
Iowa                                      1            96,179.51     0.03
Kansas                                    1           114,245.96     0.04
Kentucky                                  1           157,913.41     0.05
Louisiana                                 2           252,359.83     0.08
Maine                                     1           105,416.39     0.04
Maryland                                 40         8,998,533.45     3.03
Massachusetts                            42        12,453,816.66     4.19
Michigan                                 26         3,148,553.59     1.06
Minnesota                                14         2,405,275.70     0.81
Mississippi                               4           498,640.00     0.17
Missouri                                 19         2,259,878.98     0.76
Montana                                   7         1,208,128.90     0.41
Nebraska                                  2           151,497.21     0.05
Nevada                                   55        15,040,498.65     5.06
New Hampshire                             5         1,254,249.88     0.42
New Jersey                              170        48,603,065.49    16.35
New Mexico                                4           536,565.30     0.18
New York                                147        53,115,801.46    17.87
North Carolina                           32         4,139,063.60     1.39
Ohio                                     21         1,728,068.42     0.58
Oklahoma                                 21         2,054,694.52     0.69
Oregon                                   18         3,444,523.11     1.16
Pennsylvania                             76         8,052,454.67     2.71
Rhode Island                              5         1,207,019.35     0.41
South Carolina                           10         2,709,004.53     0.91
Tennessee                                 5           570,360.15     0.19
Texas                                   105        12,445,080.31     4.19
Utah                                     14         2,058,751.76     0.69
Vermont                                   1           127,889.79     0.04
Virginia                                 53        12,158,069.31     4.09
Washington                               28         6,241,347.35     2.10
West Virginia                             2           391,675.12     0.13
Wisconsin                                 6         1,043,581.28     0.35
--------------------------------------------------------------------------
Total:                                1,350       297,272,832.04   100.00
--------------------------------------------------------------------------

Group 4 Aggregate

--------------------------------------------------------------------------
Geographic Distribution              Count        Balance           %
--------------------------------------------------------------------------
Alabama                                  22         2,636,346.42     0.23
Alaska                                    1           321,567.00     0.03
Arizona                                 182        51,642,953.05     4.41
Arkansas                                 10         1,272,827.86     0.11
California                              621       326,509,911.33    27.91
Colorado                                 54        16,847,428.64     1.44
Connecticut                              46        13,396,937.18     1.15
Delaware                                 12         3,177,398.98     0.27
District of Columbia                     15         5,875,831.85      0.5
Florida                                 538       140,966,848.06    12.05
Georgia                                  72        12,936,894.84     1.11
Hawaii                                   11         8,510,179.53     0.73
Idaho                                    35         5,757,035.48     0.49
Illinois                                137        37,330,303.06     3.19
Indiana                                  17         1,831,984.49     0.16
Iowa                                      1            96,179.51     0.01
Kansas                                    4         1,393,931.88     0.12
Kentucky                                  3           381,886.99     0.03
Louisiana                                 3           456,333.31     0.04
Maine                                     4           884,691.27     0.08
Maryland                                118        36,599,726.00     3.13
Massachusetts                            68        21,637,066.67     1.85
Michigan                                 50         7,194,834.72     0.62
Minnesota                                37         9,059,021.60     0.77
Mississippi                               6           774,240.00     0.07
Missouri                                 24         3,784,949.57     0.32
Montana                                   9         2,286,878.90      0.2
Nebraska                                  3           369,097.21     0.03
Nevada                                  229        68,472,245.95     5.85
New Hampshire                            12         2,990,382.81     0.26
New Jersey                              308       100,100,027.31     8.56
New Mexico                               26         5,541,969.15     0.47
New York                                269       118,353,014.61    10.12
North Carolina                           61        11,065,473.59     0.95
Ohio                                     36         4,520,193.17     0.39
Oklahoma                                 23         2,376,833.22      0.2
Oregon                                   34         8,718,795.87     0.75
Pennsylvania                             93        12,333,560.26     1.05
Rhode Island                              9         2,186,188.49     0.19
South Carolina                           64        15,490,629.75     1.32
South Dakota                              2           439,415.83     0.04
Tennessee                                12         2,706,965.29     0.23
Texas                                   142        20,855,822.40     1.78
Utah                                     42         9,950,547.04     0.85
Vermont                                   1           127,889.79     0.01
Virginia                                133        43,331,430.47      3.7
Washington                               69        24,579,496.05      2.1
West Virginia                             3           472,566.06     0.04
Wisconsin                                 9         1,313,419.22     0.11
--------------------------------------------------------------------------
Total:                                3,680     1,169,860,151.73      100
--------------------------------------------------------------------------